Filed Pursuant to Rule 497
Registration Statement No. 333-157217
PROSPECTUS
Maximum Offering of 10,000,000 Shares of Common Stock

We are a new, closed-end, non-diversified investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our portfolio investments. We seek to invest principally in equity securities, including convertible preferred securities, and other debt securities convertible into equity securities, of primarily non-public U.S.-based companies.  In accordance with our investment objective, we seek to provide capital principally to U.S.-based, private companies with an equity value of less than $250 million, which we refer to as “micro-cap companies” and US.-based, private companies with an equity value of between $250 million and $1 billion, which we refer to as “small-cap companies.”  Our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we may acquire in such companies.  However, we anticipate that after we have fully invested the proceeds of this offering in accordance with our investment objective, a portion of our investments at any given time will include a component of interest or dividends, which we believe will provide us with current yield, in addition to the potential for capital appreciation. We expect that most, if not all, of our debt investments will be subordinated and unsecured and would be considered below investment grade if rated by a national rating agency, although we do not expect to receive such ratings on the debt securities we acquire.

As a business development company, we are required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, we are required to invest at least 70% of our total assets in eligible portfolio companies (“Eligible Portfolio Companies”).  Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects, most notably that we are subject to a 200% asset coverage position. We do not anticipate financing the acquisition of investments using debt in the foreseeable future. See “Risk Factors – Risks Relating to Our Business and Structure.”

Through the dealer manager, we are offering up to 10,000,000 shares of common stock in this offering at an initial offering price of $10.00 per share.  The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. We intend to conduct closings on at least a monthly basis until the conclusion of this offering.  All subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us at the next scheduled closing.  As of May 20, 2010, we have sold an aggregate of 496,169 shares of our common stock for gross proceeds of $4,932,986 in this offering.

We are offering our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. As of May 20, 2010, all shares in this offering have been sold at a price of $10.00 per share, adjusted to the extent of any commissions waived by the dealer manager. This offering commenced on June 11, 2009 and will conclude on March 31, 2011, unless our Board of Directors elects to extend this offering for up to an additional three months. We anticipate that it will take us up to twelve to twenty-four months after conclusion of this offering to invest substantially all of the proceeds of this offering in accordance with our investment objective, during which time we may have insufficient investment income to meet our ongoing expenses, including payment of management fees to our investment adviser, Keating Investments.

This is our initial public offering, and no public market exists for our shares. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. We presently intend to obtain a listing of our shares of common stock on one of the New York Stock Exchange, Nasdaq (Global Select, Global or Capital Market) or NYSE Amex Equities, formerly known as the American Stock Exchange (collectively, “U.S. Senior Exchanges”) within six months after completion of this offering. If we are unable to obtain a U.S. Senior Exchange listing within our proposed timeframe, we will instead seek to have our shares of common stock quoted on the Over-the-Counter Bulletin Board, or “OTC Bulletin Board,” until such time as we are able to obtain a U.S. Senior Exchange listing for our shares.  However, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on a U.S. Senior Exchange or the OTC Bulletin Board in the manner or within the timeframe we propose, if at all. As a result, if you purchase shares you may have limited liquidity for a substantial period of time.

_____________________

Investing in our common stock should be considered highly speculative and involves a high degree of risk, including the risk of losing the entire investment. See “Risk Factors” beginning on page 26 to read about the risks you should consider before buying shares of our common stock. In addition, given the public offering price of $10.00 per share, purchasers in this offering will experience immediate dilution in net asset value of approximately $2.39 per share, based upon our net asset value per share of $7.61 as of March 31, 2010.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock.  Please read this prospectus before investing and keep it for future reference.  We are also required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC.  This information will be available free of charge through our website (www.keatingcapital.com), or by calling us at (720) 889-0139, as soon as reasonably practicable after filing with the SEC.  Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.  The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense. Except as specifically required by the 1940 Act and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted.

	Per Share	Total Maximum
Price to Public(1)	$10.00	$100,000,000
Sales Load (2)	$1.00	$10,000,000
Offering Expenses	$0.10	$1,000,000
Net Proceeds(3)	$8.90	$89,000,000

(1) Assumes all shares are sold at the initial offering price per share.
(2) Includes dealer manager fee and selling commissions.
(3) We estimate that we will incur approximately $1,000,000 of expenses if the maximum number of common shares is sold.

The date of this prospectus is May 26, 2010.
_____________________

Andrews Securities, LLC

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock to the extent permitted under the rules and regulations of the SEC. However, we will be required to suspend sales and to file an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement. There can be no assurance that our continuous offering will not be suspended for a significant period of time while the SEC reviews such amendment, until it is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we, nor the dealer manager have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

An investment in our common stock involves a high degree of risk and should be considered highly speculative. For information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

i

TABLE OF CONTENTS

ABOUT THIS PROSPECTUS	i

PROSPECTUS SUMMARY	1

FEES AND EXPENSES	18

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER	20

SELECTED FINANCIAL AND OTHER DATA	22

SELECTED QUARTERLY FINANCIAL DATA	23

QUESTIONS AND ANSWERS ABOUT THIS OFFERING	24

RISK FACTORS	27

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	48

ESTIMATED USE OF PROCEEDS	49

DISTRIBUTIONS	50

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	52

BUSINESS	69

DETERMINATION OF NET ASSET VALUE	93

MANAGEMENT	95

PORTFOLIO MANAGEMENT	102

PORTFOLIO COMPANIES	104

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT	106

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	112

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	115

DIVIDEND REINVESTMENT PLAN	117

DESCRIPTION OF OUR SECURITIES	118

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	126

REGULATION AS A BUSINESS DEVELOPMENT COMPANY	134

PLAN OF DISTRIBUTION	137

SUITABILITY STANDARDS	142

LIQUIDITY STRATEGY	144

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	144

BROKERAGE ALLOCATION AND OTHER PRACTICES	144

ii

LEGAL MATTERS	144

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	144

AVAILABLE INFORMATION	145

PRIVACY NOTICE	145

INDEX TO FINANCIAL STATEMENTS	F-1

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT	A-1

iii

PROSPECTUS SUMMARY

The following summary contains basic information about this prospectus. It may not contain all the information that is important to an investor. For a more complete understanding of this prospectus, we encourage you to read this entire prospectus and the documents that are referred to in this prospectus, together with any accompanying supplements.

 In this prospectus, unless otherwise indicated, the “Company”, “we”, “us” or “our” refer to Keating Capital, Inc., and “Keating Investments” or “our investment adviser” refer to Keating Investments, LLC.

Keating Capital, Inc.

We were incorporated on May 9, 2008 under the laws of the State of Maryland and filed an election to be regulated as a business development company under the 1940 Act on November 20, 2008.  Keating Investments serves as our investment adviser and also provides us with the administrative services necessary for us to operate.

Congress created business development companies in 1980 in an effort to help public capital reach smaller and growing private and public companies.   We are designed to do precisely that.  We seek to make minority, non-controlling equity investments in private businesses that are seeking growth capital and that we believe are committed to, and capable of, becoming public, which we refer to as “public ready” or “primed to become public.”

We seek to invest principally in equity securities, including convertible preferred securities, and other debt securities convertible into equity securities, of primarily non-public U.S.-based companies. Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our portfolio investments.  In accordance with our investment objective, we seek to provide capital principally to U.S.-based, private companies with an equity value of less than $250 million, which we refer to as “micro-cap companies” and US.-based, private companies with an equity value of between $250 million and $1 billion, which we refer to as “small-cap companies.”  Our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we may acquire in such companies.  However, we anticipate that a portion of our investments at any given time will include a component of interest or dividends, which we believe will provide us with current yield, in addition to the potential for capital appreciation. We may also make investments on an opportunistic basis in U.S.-based publicly-traded companies with market capitalizations of less than $250 million, as well as foreign companies that otherwise meet our investment criteria, subject to certain limitations imposed under the 1940 Act.

Our investments will generally take the form of either “sponsored deals” or “financing participation deals.” In a sponsored deal, we are generally the lead or primary investor, and are principally responsible for setting the terms and conditions of the investment, establishing the going public process, milestones and timing, generally assisting the portfolio company in raising any additional capital from co-investors and providing going public assistance and guidance. While we may in certain circumstances make an initial seed investment in prospective portfolio companies in sponsored deals, we typically attempt to avoid the risk associated with an initial seed investment where the potential portfolio company may abandon the going public process due to its inability or unwillingness to undertake and complete the audit, governance and other requirements to become public. We also believe it is important for a potential portfolio company to demonstrate its commitment to the going public process by funding any upfront legal and audit costs. All of the investment process steps set forth below will typically be applicable in a sponsored deal.

In a financing participation deal, typically we participate in a current private offering round being self-underwritten by the potential portfolio company or distributed by placement agents. Typically, the terms of a financing participation deal, which are generally already established consistent with a financing intended to be the last financing round prior to a traditional initial public offering (“pre-IPO”), have already been established by the issuer and/or the placement agent.  In these types of deals, we generally are dealing with existing management and principal investors with a greater level of public company experience or knowledge and an expectation to go public within our targeted time frame.

Financing participation deals arise when we have the opportunity to participate in current pre-IPO financing rounds of later stage, venture capital-backed private companies that otherwise meet our investment criteria.  In these transactions, we are able to focus our investment process on a single investment, eliminating the need for an initial investment to fund certain upfront going public costs in a prospective portfolio company.

In financing participation deals, we believe we are generally able to avoid the risk associated with an initial seed investment where the potential portfolio company may abandon the going public process due to its inability or unwillingness to undertake and complete the audit, governance and other requirements to become public. We also believe it is important for a potential portfolio company to demonstrate its commitment to the going public process by funding any upfront legal and audit costs.  Our belief is that potential portfolio companies which meet our investment criteria will generally be able and willing to fund these upfront going public costs or will have already substantially completed certain audit and governance requirements.  Financing participation deals, which typically do not require us to seek co-investors, are also attractive to us while our investment size is limited as we attempt to increase our capital base.  Unlike sponsored deals, certain of the investment process steps may not be applicable to financing participation deals as identified below.

In a financing participation deal, we will typically make a single investment, principally consisting of convertible debt, convertible preferred stock or other equity, after we are satisfied that a potential portfolio company is committed to and capable of becoming public and obtaining a senior exchange (as defined below) listing within our desired timeframes and has substantially completed certain audit and governance requirements to our satisfaction prior to the closing of our investment.

While we have specifically identified sponsored deals and financing participation deals, we believe there may be other types of investment opportunities which may not have the specific characteristics of a sponsored deal or financing participation deal, but which may still meet our general investment criteria and which are still relevant to our focus on micro-cap and small-cap companies capable of and committed to becoming public.  We may make investments in such portfolio companies on an opportunistic basis.  In all cases, we expect our portfolio companies will generally be able to file a registration statement with the SEC within three to twelve months after our investment and will generally be able to obtain an exchange listing within twelve to eighteen months after our investment.

In evaluating both sponsored and financing participation deals, we utilize an investment process focused on the following factors

•
Qualification. We obtain information from the potential portfolio company’s management, conduct a preliminary evaluation of threshold issues and make a determination as to whether the opportunity is qualified and deserving of additional investigation.

•
Evaluation. We undertake an in-depth evaluation of the opportunity with primary focus on understanding the business, historical and projected financial information, industry, competition and valuation to ascertain whether we have interest in pursuing the investment.

•
Report Preparation. We prepare an internal investment report which discusses our evaluation findings and recommendations, together with an internal valuation report outlining our acceptable valuation ranges for an investment.

•	Approval. Our investment adviser’s Investment Committee reviews the investment and valuation reports and, when appropriate, approves the investment subject to completion of satisfactory due diligence.

•
Term Sheet.  We prepare, negotiate and execute a term sheet with the portfolio company which, among other things, will establish the due diligence process and set a transaction closing time table (including the achievement of going public milestones).  This step is not applicable to our financing participation deals since the terms and conditions of such an investment have typically already been set by the portfolio company.

•	Due Diligence. We conduct an on-site diligence visit and complete the gathering and review of diligence materials.

•
Co-Investment Documents.  As required, we assist the portfolio company in the review, revision and preparation of a confidential business memorandum, company investment PowerPoint presentation and executive summary that will be used by us to approach co-investors on a selected basis or by the portfolio company and its placement agents to undertake a private placement offering.  This step is typically not applicable to our financing participation deals as these documents or comparable information will normally already be available.

•
Governance.  We establish, and assist the portfolio company in satisfying, certain governance matters which may be required for an exchange listing and which we may designate as a condition to the closing of our investment (including the appointment of an independent board and the audit and compensation committees, the hiring of, or the engagement of an executive recruiter to conduct a search for, a qualified CFO, the engagement of a qualified independent auditor and completion of the audit).

•
Placement Agent. As required, we assist the portfolio company in identifying potential placement agents to raise additional capital beyond the investment amount we intend to provide.  This step is typically not applicable to our financing participation deals since either a placement agent will have already been engaged or the portfolio company will be handling the offering itself on a self-underwritten basis.

•
Capital Raising; Going Public Preparation.  We assist the portfolio company in monitoring the capital raising process, by introducing co-investors on a selected basis, and in achieving certain “going public” milestones which we may designate as a condition to the closing of our investment.  The capital raising portion of this step is typically not applicable to our financing participation deals; however, on a selected basis, we may introduce certain co-investors to the portfolio company.

•	Investment Closing. At closing, we make our investment, principally consisting of convertible debt or convertible preferred stock or other equity.

•
Completion of Going Public Process.  Following the closing of our investment, we will provide managerial assistance to the portfolio company in their completion of the going public process, as needed, within the general time frames set forth below:

•          For a Sponsored Deal:

(i) If we believe that the portfolio company is able to complete a traditional IPO based primarily on its revenue and profitability levels measured against recent comparable IPO transactions, which we refer to herein as “IPO qualified” or an “IPO qualified company,” we expect that the portfolio company will file a registration statement under the Securities Act of 1933, as amended (“Securities Act”) within approximately nine months after closing and complete the IPO and obtain a senior exchange listing within approximately 15 months after closing.  If the portfolio company fails to complete an IPO within the 15-month time frame, the portfolio company is expected to file a registration statement under the Exchange Act of 1934, as amended (“Exchange Act”) and become a reporting company within 18 months after closing.

(ii) If we believe that the portfolio company is not IPO qualified at the time of our investment, we expect that the portfolio company will file a registration statement under the Exchange Act within three months after closing and obtain a junior exchange (as defined below) or senior exchange listing within 15 months after closing.

•          For a Financing Participation Deal:

We expect that the portfolio company, which will typically be IPO qualified, will file a registration statement under the Securities Act within 12 months after closing and complete an IPO and obtain a senior exchange listing within 18 months after closing.

As an integral part of our investment, we intend to partner with our portfolio companies to become public companies that meet the governance and eligibility requirements for a listing on a U.S. Senior Exchange.  We will also consider listings by foreign portfolio companies on the Toronto Stock Exchange, London Stock Exchange, Frankfurt Stock Exchange, Hong Kong Stock Exchange and other foreign exchanges that we may determine as an acceptable venue (collectively, “Foreign Senior Exchanges”).  As a business development company, however, we cannot invest more than 30% of our assets in foreign investments.

We refer to the U.S. Senior Exchanges and the Foreign Senior Exchanges herein collectively as the “senior exchanges” or individually as a “senior exchange.” We intend for our portfolio companies to go public either through the filing of a registration statement under the Securities Act or the Exchange Act.  For portfolio companies that we believe are IPO qualified, we expect these companies to go public by filing a registration statement under the Securities Act and completing an IPO.  For portfolio companies that are either not IPO qualified at the time of our investment or fail to complete an IPO under the Securities Act in a timely manner, we expect these companies to go public by filing a registration statement under the Exchange Act, which makes them a non-listed publicly reporting company initially.

In general, we seek to invest in micro-cap and small-cap companies that we believe will be able to file a registration statement with the SEC within approximately three to twelve months after our investment.  These registration statements may take the form of a registration statement under the Securities Act registering the primary sale of common stock of a portfolio company in an IPO, a registration statement registering the common stock of a portfolio company under the Exchange Act without a concurrent registered offering under the Securities Act, or a resale registration statement filed by a portfolio company under the Securities Act to register shares held by existing stockholders coupled with a concurrent registration of the portfolio company’s common stock under the Exchange Act.

We expect the common stock of our portfolio companies that are not IPO qualified at the time of our investment or fail to complete an IPO in a timely manner to typically be initially quoted on the Over-the-Counter Bulletin Board (the “OTC Bulletin Board”) or, in the case of foreign portfolio companies, the Toronto Stock Exchange Venture, the Shenzhen Stock Exchange (Chinext) or other foreign exchanges that we may determine as an acceptable initial foreign listing venue (collectively, “Foreign Junior Exchange”), following the completion of the registration process, depending upon satisfaction of the applicable listing requirements.   We refer to the OTC Bulletin Board and the Foreign Junior Exchanges herein collectively as the “junior exchanges” or individually as a “junior exchange.”

We can provide no assurance, however, that the micro-cap and small-cap companies in which we invest will be able to successfully complete the SEC registration process, or that they will be successful in obtaining a listing on either a junior or senior exchange within the expected timeframe, if at all.  If, for any reason, a traditional IPO is unavailable due to either market conditions or an underwriter’s minimum requirements, we believe that we can provide each of our portfolio companies with an alternative and more certain solution to becoming public and obtaining an exchange listing through our investment adviser’s going public, aftermarket support and public markets expertise.

We intend to maximize our potential for capital appreciation by taking advantage of the premium we believe is generally associated with having a more liquid asset, such as a publicly traded security.  Specifically, we believe that a senior exchange listing, if obtained, will generally provide our portfolio companies with greater visibility, marketability, and liquidity than they would otherwise be able to achieve without such a listing.  Since we intend to be more patient investors, we believe that our portfolio companies may have an even greater potential for capital appreciation if they are able to demonstrate sustained earnings growth and are correspondingly rewarded by the public markets with a price-to-earnings (P/E) multiple appropriately linked to earnings performance.  We can provide no assurance, however, that the micro-cap and small-cap companies in which we invest will be able to achieve such sustained earnings growth, or that the public markets will recognize such growth, if any, with an appropriate market premium.

To the extent that we receive convertible debt instruments in connection with our investments, such instruments will likely be unsecured or subordinated debt securities. The convertible preferred stock we expect to receive in connection with our investments will typically be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies in which we invest.

Since we currently intend to elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) beginning with our 2010 taxable year, the size of our individual portfolio company investments will be restricted in order to comply with specified asset diversification requirements on a quarterly basis.   As a result, to comply with these diversification requirements, we expect that the size of our individual portfolio company investments will typically range from $250,000 to $500,000. However, we may invest more than this threshold in certain opportunistic situations, provided we do not invest more than 25% of the value of our assets (for up to 50% of our investment portfolio) in any portfolio company, to allow us to continue to qualify for RIC status.  We expect the size of our portfolio company investments to increase to the extent our capital base increases in the future.  In the event we determine not to elect to be treated as a RIC based on the results of our operations and other factors during our 2010 taxable year, there would be no limit on the size of our individual portfolio company investments.

We expect that our capital will primarily be used by our portfolio companies to finance organic growth.  To a lesser extent, our capital may be used to finance acquisitions and recapitalizations. Our investment adviser’s investment decisions are based on an analysis of potential portfolio companies’ management teams and business operations supported by industry and competitive research, an understanding of the quality of their revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.  Our investment adviser also assesses each potential portfolio company as to its appeal in the public markets, its suitability for achieving and maintaining public company status and its eligibility for a senior exchange listing.

Current Economic Environment

The U.S. economy continues to experience recessionary conditions, although there are some economic indicators which are showing signs of recovery.  During the past year, consumer confidence continued to deteriorate and unemployment figures increased.  The generally depressed economic situation, together with the limited availability of debt and equity capital, including through bank financing, will likely have a disproportionate impact on the micro-cap and small-cap companies we target for investment.  As a result, we may experience a reduction in attractive investment opportunities in prospective portfolio companies that fit our investment criteria.  In addition, micro-cap and small-cap companies in which we ultimately invest may be unable to pay us the interest or dividends on their convertible securities or repay their debt obligations to us, and the common stock which we may receive upon conversion of the convertible securities may have little or no value, resulting in the loss of all or substantially all of our investment in such micro-cap and small-cap companies.

 Investing primarily in micro-cap and small-cap companies may present certain challenges to us, including the lack of available information about these companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of the senior investment professionals of Keating Investments, our investment adviser, to obtain adequate information to evaluate the merits of investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may lose money on our investments.

In addition, the micro-cap and small-cap companies in which we intend to invest are generally more susceptible to economic downturns than larger operating companies, and therefore may be more likely to default on their payment obligations to us during recessionary periods, including the current economic environment. Any such defaults could substantially reduce our net ordinary income available for distribution to our stockholders.

Limited Operating History

We have a limited operating history.  While our investment adviser actively evaluates potential portfolio investments in micro-cap and small-cap companies that meet our investment criteria, as of May 20, 2010, we had made one portfolio company investment, a $1 million investment in the Series X convertible preferred stock of NeoPhotonics Corporation ("NeoPhotonics"), a San Jose, California based developer and manufacturer of photonic integrated circuit based components, modules and subsystems for use in telecommunications networks, which was completed on January 25, 2010.  We anticipate that it will take us up to 12 to 24 months after conclusion of this offering to invest substantially all of the proceeds from this offering in accordance with our investment strategy and depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.  We anticipate making five to ten investments per year depending upon the amount of capital we have available for investment.  We cannot assure you we will achieve our targeted investment pace.  We are subject to all of the business risks and uncertainties associated with any business with a limited operating history, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Private Issuances of Securities

On May 14, 2008, our investment adviser, Keating Investments, purchased 100 shares of our common stock at a price of $10.00 per share as our initial capital.  On November 12, 2008, we completed the final closing of our initial private placement.  We sold a total of 569,800 shares of our common stock in our initial private placement at a price of $10.00 per share raising aggregate gross proceeds of $5,698,000.  After the payment of commissions and other offering costs of approximately $454,566, we received aggregate net proceeds of approximately $5,243,434 in connection with our initial private placement.

All shares of our common stock issued in our initial private placement are restricted shares and cannot be sold by the holders thereof without registration under the Securities Act or an available exemption from registration under the Securities Act.

Status of Our Continuous Public Offering

Since commencing our continuous public offering, we have sold 496,169 shares of common stock for gross proceeds of $4,932,986. The following table summarizes the sales of our common stock by closing date since we commenced our continuous public offering:

	Shares Sold (1)	Average Price per Share (1)	Gross Proceeds
January 11, 2010 (first closing)	114,695	$10.00	$1,146,500
February 1, 2010	54,638	9.99	546,000
March 1, 2010	53,914	9.94	535,750
March 26, 2010	121,368	10.00	1,213,686
April 30, 2010	151,554	9.94	1,491,050
	496,169	$9.94	$4,932,986

(1)	All shares were sold at prices between $9.30 and $10.00, depending on the amount of commissions waived by the dealer manager.

We exceeded the minimum offering requirement described in our prospectus, dated June 11, 2009, as amended and supplemented, by raising at least $1 million from individuals not affiliated with us or Keating Investments.

As of May 20, 2010, our shares of common stock were owned by a total of 305 persons, including our Chief Executive Officer and Chairman of the Board of Directors, our Chief Operating Officer, and one of our independent directors, who own, in the aggregate, a total of 120,000 shares of our common stock, representing approximately 11.3% of our issued and outstanding shares of common stock as of the date of this prospectus.  See “Control Persons and Principal Stockholders.”

Taxation

We intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2010 taxable year. However, such an election and qualification requires that we comply with certain requirements contained in Subchapter M of the Code that may affect our ability to pursue additional business opportunities or strategies that, if we were to determine we should pursue, could diminish the desirability of or impede our ability to qualify as a RIC.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any  net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (which is defined under the Code and which we refer to herein as “investment company taxable income”) or any realized net long-term capital gains in excess of realized net short-term capital losses that we distribute to our stockholders. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, in order to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income.  See “Material U.S. Federal Income Tax Considerations.”

About Keating Investments

Our investment activities are managed by Keating Investments.  Keating Investments was founded in 1997 and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The managing member and majority owner of Keating Investments is Timothy J. Keating.  Our investment adviser’s investment committee (“Investment Committee”) must unanimously approve each new investment that we make. The members of the Investment Committee currently consist of Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, who, along with Ranjit P. Mankekar, are also the senior investment professionals of Keating Investments, and in the case of Messrs. Keating, Rogers and Mankekar, executive officers of ours.  In addition, Keating Investments’ other investment professionals consist of two portfolio company originators, one analyst and a Chief Compliance Officer. Keating Investments’ portfolio originators are primarily responsible for developing and maintaining relationships with both intermediaries (i.e., investment bankers, business brokers, lawyers, accountants and consultants) and prospective portfolio companies, with the goal of identifying companies that would meet our investment criteria. We believe the Investment Committee’s approach embraces an investment process with well-defined investment parameters, risk assessment techniques and valuation metrics that are applied consistently to all investments.

Keating Investments’ senior investment professionals have extensive experience both investing in and assisting public ready micro-cap companies in obtaining public company status.  Prior to our formation, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, previously managed Keating Reverse Merger Fund, LLC, or the Keating Reverse Merger Fund, which invested in 13 micro-cap companies and had gross assets of approximately $20.5 million prior to its planned liquidation in December 2007.  In addition, subsequent to the Keating Reverse Merger Fund becoming fully invested, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, managed six special purpose investment companies, each of which was formed to invest in a micro-cap company seeking to obtain public company status through a reverse merger with an existing public company.  In connection with these investment activities, Keating Investment’s senior investment professionals, other than Frederic M. Schweiger, also arranged bridge financing through funds Keating Investments managed for many of the micro-cap companies in which those funds were invested and provided financial communications and marketing assistance to such micro-cap companies to help create greater market visibility and liquidity after achieving public company status.

Advisory Fees

Under our investment advisory and administrative services agreement (the “Investment Advisory and Administrative Services Agreement”), Keating Investments is entitled to a fee consisting of two components—a base management fee and an incentive fee based upon our net realized capital gains. The base management fee is payable to Keating Investments even if we have not yet fully invested the proceeds of this offering in accordance with our investment objective, which may take up to twelve to twenty-four months after completion of this offering. The base management fee is payable monthly in arrears, and is calculated at an annual rate of 2.0% of our gross assets, inclusive of any borrowings for investment purposes.

The incentive fee is determined and payable in arrears as of the end of each calendar year, and equals 20% of our realized capital gains, if any, on a cumulative basis from our inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.  Although we anticipate that a portion of our investments at any given time will include a component of interest or dividends, unlike many externally managed business development companies, our investment adviser will not be entitled to any incentive fee based upon our net investment income received from such interest or dividend payments.  See “Investment Advisory and Administrative Services Agreement.”

Administration

Keating Investments is reimbursed for administrative expenses it incurs on our behalf pursuant to our Investment Advisory and Administrative Services Agreement, including the allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See “Investment Advisory and Administrative Services Agreement.”

Market Opportunity

Although the current economic environment has severely limited access to the capital markets and is likely to have a disproportionate impact on the financial condition and results of operations of the types of micro-cap and small-cap companies we intend to target, we believe the following market opportunity continues to exist to provide financing for public ready micro-cap and small-cap companies.

Continued need for growth capital by public ready micro-cap and small-cap companies looking for an equity partner.  We believe a significant opportunity exists to provide growth, expansion and other types of capital to public ready micro-cap and small-cap companies that have reached a point in their development where additional equity capital is needed.

Absence of traditional IPO financing for micro-cap and small-cap companies.  We typically focus on micro-cap and small-cap companies that have demonstrated revenues, that are at a point in their development where we believe equity capital is required, but which are currently unable or unwilling to raise capital through a traditional IPO or are unwilling, or unable due to market conditions, to raise capital from private equity and venture capital sources.

Difficult market for private equity and venture capital funds.  We believe that the public ready micro-cap and small-cap companies in which we intend to invest are also feeling the adverse impacts from the difficulties in current private equity and venture capital markets.  Accordingly, we believe that many viable public ready micro-cap and small-cap companies that fit our investment criteria will have limited, if any, access to the private equity market or venture capital financing, or that we will have the opportunity to participate in pre-IPO financing rounds with venture-backed later-stage companies, and we believe this trend is likely to continue for the foreseeable future.

IPO financing alternative.  We believe that there exist significant and continuing opportunities to originate and lead investments in public ready micro-cap and small-cap companies and that there exists a significant market opportunity to meet the capital requirements of a growing number of these businesses as they find the U.S. public and private capital markets largely closed. We believe that we can offer public ready micro-cap and small-cap companies that have solid financial qualifications and strong growth prospects with an attractive, well-structured capital markets alternative which is supported by our investment adviser’s public markets expertise.

Benefits of being a public company.  Typically, we believe investors place a premium on liquidity, or having the ability to sell stock quickly. As a result, we believe that public companies typically trade at higher valuations than private companies with similar financial attributes. By going public, we believe that our portfolio companies may be able to receive the benefit of this liquidity premium, provided that they are successful in obtaining a listing on a senior exchange.

Investment Objective

Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our portfolio investments.  In furtherance of that objective, our primary emphasis will be to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we will seek to acquire in such companies.  However, we anticipate that a portion of our investments at any given time will include a component of interest or dividends, which we believe will provide us with current yield, in addition to the potential for capital appreciation.

Investment Strategy

We implement the following strategies to take advantage of the market opportunity for providing capital to public ready micro-cap and small-cap companies that we believe have strong prospects for growth and which are at a point in their development where we believe a significant equity investment is required:

Visionary, industry leading management.  We seek to invest in businesses with a strong management team with industry experience, a visionary business strategy, a passionate commitment to achieve results, the proven ability to execute and lead, and a track record of being able to attract experienced industry talent.

Innovative and quality products.  We focus our investments on companies where there is a proven demand for the products or services they offer rather than focusing on ideas that have not been proven or situations in which a completely new market must be created.

Large potential markets.  We seek to provide capital to established micro-cap and small-cap companies with demonstrated growth that we believe is sustainable in industries where we believe there are substantial, leading edge market opportunities.

Consistent and predictable results.  We focus on micro-cap and small-cap companies that have realistic operating targets set by management that are consistently achieved, have a demonstrated ability to grow market share profitably, have growing and sustainable profits, generate or have the potential to generate recurring revenue streams, have recognized technological barriers to market entry and have a commitment to stay ahead of innovation.

Aligned interests.  We believe it is important that each of our portfolio companies’ management teams have a meaningful equity stake in their business and that their interests are aligned with our interests as investors in the portfolio company to create substantial stockholder value through a widely held and actively traded public stock.

Investment Portfolio and Activities

During the period from May 9, 2008 (Inception) through December 31, 2009, our investment portfolio consisted solely of money market investments and short-term certificate of deposit investments.  On January 25, 2010, we completed a $1 million investment in the convertible preferred stock of NeoPhotonics, a developer and manufacturer of photonic integrated circuit based components, modules and subsystems for use in telecommunications networks.

Since the closing of our initial private placement in November 2008, our investment adviser has reviewed over 200 companies that have generally met all, or most, of our investment criteria.  However, based upon further evaluation and investigation, our investment adviser determined not to invest in such companies based on their business prospects, management’s expectations about being a public company and other reasons.  As of May 12, 2010, there are two companies which we have qualified and are being actively reviewed by our investment adviser and an additional 29 companies that we believe may become qualified over the next 12 months which we continue to cultivate.

While this offering remains open, we expect our investment adviser will be issuing term sheets and completing investments in qualified portfolio companies.  We currently anticipate completing five to ten investments per year until all of the proceeds of our initial private placement and this offering have been invested. The consummation of each investment will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the absence of any material adverse change, the satisfaction of certain audit and governance requirements that we may impose as conditions of our investment,  and the receipt of any necessary consents.  We can provide no assurance that we will be able to meet our anticipated pace of investment.

Competitive Advantages

We believe that we have the following competitive advantages over other providers of capital to public ready micro-cap and small-cap companies including private equity firms, venture capital firms and reverse merger sponsors:

Public markets focus. We seek to invest in micro-cap and small-cap companies that are committed to, and capable of, becoming public companies and have defensible valuations to support our initial investment pricing.

Going public expertise.  We believe that our investment adviser’s senior investment professionals and various third party advisers and consultants, with which our investment adviser has relationships, have extensive experience in taking companies public and designing capital markets and investor relations programs. We believe this experience provides us with a competitive advantage relative to private equity firms, venture capital firms and reverse merger sponsors with which we compete who may have limited or, in certain cases, no directly comparable experience in meeting the needs of private companies desiring to obtain public company status, but that are not attractive candidates for a traditional underwritten initial public offering.

Possibility of obtaining a senior exchange listing.  We believe that a senior exchange listing, if obtained, generally will provide our portfolio companies with visibility, marketability, liquidity and third party established valuations, all of which will aid in their future capital raising efforts.

Investment structure.  We typically make a single investment, principally consisting of convertible debt, convertible preferred stock or other equity, after we are satisfied that a potential portfolio company is committed to and capable of becoming public and obtaining a senior exchange listing within our desired timeframes and has substantially completed certain audit and governance requirements to our satisfaction prior to the closing of our investment.

Non-controlling, minority investments.  We make non-controlling, minority investments in our portfolio companies.   We believe this makes us a more attractive source of capital in comparison to private equity and venture capital funds which typically require controlling investments.

Liquidity premium. We will maximize our potential for capital appreciation by taking advantage of the premium we believe is generally associated with having a more liquid asset, such as a publicly traded security.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. This offering commenced on June 11, 2009 and will conclude on March 31, 2011, unless our Board of Directors elects to extend this offering for up to an additional three months.  We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering until its conclusion.

The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock.  Additional purchases must be in increments of $1,000, except for purchases made pursuant to our dividend reinvestment plan. Pursuant to our final prospectus, dated June 11, 2009, we were required to raise at least $1 million in gross offering proceeds from persons not affiliated with us or Keating Investments in order to satisfy the minimum offering requirement and have offering proceeds released to us from escrow.  We met the minimum offering requirement in January 2010.  We intend to conduct closings on at least a monthly basis until the conclusion of this offering.  All subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us at the next scheduled monthly closing.

We are offering our shares on a continuous basis at a price of $10.00 per share until this offering concludes; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price that is below net asset value. Although we are offering shares of our common stock on a continuous basis, we accept subscriptions at monthly, or more frequent, closings in which we admit new stockholders. All subscription payments are placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us at the next scheduled closing.  No interest will be payable to subscribers on funds held by the escrow agent, nor will any fees or expenses be deducted by us until such funds are released to us at the next scheduled closing. We expect that our closing dates for sales of shares will occur on or about the last business day of each month, or such other additional dates during the month as we determine, until the conclusion of this offering, provided that we may conduct a final closing subsequent to conclusion of this offering to accept any subscriptions received on or before March 31, 2011, or such later date if our Board of Directors elects to extend the offering, but not later than June 30, 2011.  We expect shares issued pursuant to our dividend reinvestment plan will be issued one business day following the date any distribution our Board of Directors may declare is payable.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should make your check payable to “UMB Bank, N.A., as escrow agent for Keating Capital, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your shares, proceeds will be deposited into an escrow account.

In connection with this offering, each of our officers and directors has entered into a lock-up agreement with us, pursuant to which each has agreed, subject to limited exceptions, not to offer, sell or otherwise dispose of any shares of our common stock held prior to commencement of this offering until the earlier of one year from the date of the final closing of this offering or the date on which our common stock becomes listed on a U.S. Senior Exchange.

The dealer manager is registered as a broker-dealer with the SEC and FINRA. The principal business of the dealer manager will be to sell the shares registered in this offering. For additional information about the dealer manager, including information related to its affiliation with us and our adviser, see “Certain Relationships and Related Party Transactions.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. We and other persons selling our securities will make reasonable efforts to determine that the purchase of our securities is a suitable and appropriate investment for each stockholder. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his entire investment, (c) the lack of initial liquidity of the shares, (d) the background and qualifications of Keating Investments, and (e) the tax consequences of the investment.  Information that is relevant for this purpose will include, at least, the prospective stockholder’s age, investment objective, income, net worth, financial situation and other investments of the prospective stockholder. Any and all relevant information used in reaching the determination that an investment in us is suitable and acceptable will be maintained for at least six years.

For additional information, including special suitability standards for residents of Alabama, Arizona, California, Iowa, Kansas, Kentucky, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon and Tennessee, see “Suitability Standards.”

How to Subscribe

                Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

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Initiate a wire transfer or deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “UMB Bank, N.A., as escrow agent for Keating Capital, Inc.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $1,000, except for purchases made pursuant to our dividend reinvestment plan.

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By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he meets the minimum income and net worth standards as stated in the subscription agreement, is purchasing the shares for his own account, has received a copy of our final prospectus and that his representations are true and accurate.   By executing the subscription agreement, you are not waiving any rights under federal or state securities laws.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will generally be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive our final prospectus.  You will receive a written confirmation of your purchase as soon as practicable after we have accepted your subscription.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make portfolio investments in accordance with our investment objective and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance that we will be able to sell all of the shares we are presently offering.  If we sell only a portion of the shares offered hereby, we may be unable to achieve our investment objective or to provide some level of diversification to our portfolio.

In addition, we anticipate that it will take us up to twelve to twenty-four months after conclusion of this offering to invest substantially all of the net proceeds of the offering in accordance with our investment strategy, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, our ability to make distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner.  The management fee payable to Keating Investments by us will not be reduced while our assets are invested in such securities.  See “Estimated Use of Proceeds.”

Liquidity Strategy

            We presently intend to obtain the listing of our shares of common stock on a U.S. Senior Exchange within six months after the conclusion of this offering.  However, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on a U.S Senior Exchange in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on a U.S. Senior Exchange, as a result of insufficient assets, equity, market capitalization, revenue, net income or record holders, among other things.  In the event we do not qualify for, or are unable to obtain, a listing on a U.S. Senior Exchange within our proposed timeframe, we will instead seek to have our shares quoted on the OTC Bulletin Board, until such time as we are able to obtain a U.S. Senior Exchange listing for our shares.  Although we anticipate meeting the requirements to have our shares quoted on the OTC Bulletin Board within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all.  Securities traded on the OTC Bulletin Board also generally have a less liquid market than those traded on a U.S. Senior Exchange.  In addition, our Board of Directors retains the discretion to postpone a listing on either a U.S. Senior Exchange or the OTC Bulletin Board if it determines such a listing is not in the best interests of Keating Capital and our stockholders, though we would expect such a postponement to occur only in the event of extraordinary market or economic turmoil.  As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on a U.S. Senior Exchange or the OTC Bulletin Board.  In addition, we can provide you with no assurance that, even if our shares are listed on a U.S. Senior Exchange or the OTC Bulletin Board, an active trading market for our shares will develop.

Conflicts of Interest

We experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

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The compensation payable to us and to Keating Investments, our investment adviser, is approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law.  Such compensation is payable, in most cases, whether or not our stockholders receive distributions.

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Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, Keating Investments receives fees in connection with the management and sale of our portfolio companies under our Investment Advisory and Administrative Services Agreement, including a base management fee and incentive fees.

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Our executive officers and directors, and any that may be retained in the future, and the current and future members and senior investment professionals of Keating Investments, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by Keating Investments or its affiliates that may be formed in the future. Accordingly, if this occurs, it may give rise to certain conflicts of interest in evaluating the suitability of investment opportunities of ours and the allocation of investment opportunities between us and other investment funds managed by Keating Investments and its affiliates.  Additionally, our officers, directors, and the members and senior investment professionals of Keating Investments may have obligations to investors in those other investment funds, the fulfillment of which might not be in the best interests of us or our stockholders.  There can be no assurance that we will be able to resolve all conflicts of interest in our favor, and conflicts of interest may arise that can be resolved only through the exercise by our management and our independent directors of their best business judgment as may be consistent with their fiduciary duties. We expect that our management and our independent directors will attempt to resolve conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other investment fund, and other factors deemed appropriate. However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

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In the course of our investing activities, we pay investment advisory and incentive fees to KeHating Investments, as our investment adviser, and reimburse Keating Investments for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis (after deduction of applicable sales loads) and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the senior investment professionals of Keating Investments have interests that differ from those of our stockholders, giving rise to a conflict.

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Keating Investments and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources.  Currently, Keating Investments’ investment professionals do not serve as principals of other investment funds affiliated with it. If they do in the future, such persons and entities may in the future manage investment funds with investment objectives similar to ours. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments. In addition, Keating Investments’ investment professionals may, in the future, devote a substantial portion of their time to the business and affairs of other investment funds managed by Keating Investments and its affiliates.  In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement and that any conflicts are handled in a fair and equitable manner.

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From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other future clients of Keating Investments may make additional investments at different levels of a portfolio company's capital structure or otherwise in different classes of its securities, which may have rights or preferences that are senior to securities we hold in that portfolio company.  These investments may inherently give rise to actual or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients.

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In connection with our formation and the consummation of our initial private placement, we entered into a license agreement with our investment adviser, pursuant to which our investment adviser granted us a non-exclusive license to use the name “Keating.” Under the license agreement, we have the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains our investment adviser. In addition, we pay Keating Investments, our allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that our Board of Directors must monitor.

Risk Factors

An investment in our common stock involves a high degree of risk and should be considered highly speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

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We are a new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective. (See page 27.)

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We are dependent upon key management personnel of Keating Investments, our investment adviser, for our future success, particularly Timothy J. Keating, Ranjit P. Mankekar, Kyle L. Rogers and Frederic M. Schweiger. If we lose any member of Keating Investments’ senior management team, our ability to implement our business strategy could be significantly harmed. (See page 27.)

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The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from this offering or realized any net capital gains from the disposition of our investments, and thus portions of the distributions that we make may represent a return of capital. We may not be able to pay you distributions, and our distributions may not grow over time. (See page 28.)

•	Our investment adviser and its management have no prior experience managing a business development company. (See page 28.)

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Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks and may result in dilution to our current stockholders. (See page 29.)

•	Any failure on our part to maintain our status as a business development company would reduce our operating flexibility. (See page 29.)

•	Our ability to grow will depend on our ability to raise capital. (See page 29.)

•	In the event we borrow money, which we currently do not intend to do, the potential for gain or loss on amounts invested would be magnified and may increase the risk of investing in us. (See page 29.)

•	Our financial condition and results of operations depends on our ability to manage our future growth effectively. (See page 30.)

•	We operate in a highly competitive market for investment opportunities. (See page 30.)

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A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments. (See page 31.)

•	Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable. (See page 31.)

•	We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code. (See page 31.)

•	There is a risk that you may not receive distributions or that our distributions may not grow over time. (See page 32.)

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We do not anticipate generating net ordinary income to distribute to our stockholders in the near future, and if we do make distributions, they will likely be paid from our realized net capital gains or may represent a return of capital.  (See page 32.)

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income. (See page 33.)

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Our quarterly and annual operating results will be subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline. (See page 33.)

•	We are subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments. (See page 33.)

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Although we may receive current income in the form of interest and dividends from some of our portfolio company investments, the primary source of our distributions will be from net capital gains realized from the sale of our portfolio company investments, the timing of which we cannot predict and, as a result, we will likely have substantial fluctuations in our distributions from quarter to quarter. (See page 33.)

•	There are significant potential conflicts of interest which could impact our investment returns. (See page 34.)

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Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners. (See page 35.)

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval. (See page 35.)

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Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders. (See page 35.)

•	Changes in laws or regulations governing our operations may adversely affect our business. (See page 35.)

•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. (See page 35.)

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Our investment adviser can resign on 120 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations. (See page 36.)

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To the extent that we do not realize net ordinary income or choose to distribute any realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses. (See page 36.)

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As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments.  At times, these sources of funding may not be available to us on acceptable terms, if at all. (See page 36.)

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Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These conditions make it more difficult for us to achieve our investment objective, particularly as they are likely to have an even greater impact on the micro-cap and small-cap companies we intend to target.  This may adversely affect the financial condition and operating results of certain micro-cap and small-cap companies in which we may invest, as well as reduce the availability of attractive micro-cap and small-cap targets for potential investment. (See page 37.)

•
We are currently in a period of capital markets disruption and we continue to experience recessionary conditions.  These conditions are likely to have a more severe impact on micro-cap and small-cap companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria. (See page 37.)

•
The potential for Keating Investments to earn incentive fees under the Investment Advisory and Administrative Services Agreement may create incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and Keating Investments may have an incentive to increase portfolio leverage in order to earn higher base management fees. (See page 38.)

•
Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses suffered by a few of these investments. (See page 39.)

•	We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns. (See page 40.)

•
Even if the equity securities of our public portfolio companies may be sold in the public markets, we expect these securities will initially be thinly traded and, as a result, the lack of liquidity in our investments may adversely affect our business, and will delay distributions of gains, if any. (See page 41.)

•
There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on a U.S. Senior Exchange or the OTC Bulletin Board within our proposed timeframe. As a result, it may be difficult for you to sell your shares. (See page 43.)

•
Since we have raised the minimum offering amount, the purchase price at which you purchase shares will be determined at each monthly closing date.  As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price. (See page 46.)

•
This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform. (See page 46.)

Reports to Stockholders

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

In addition to filing reports with the SEC, until such time as our shares are listed on a U.S. Senior Exchange, within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.keatingcapital.com. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Distributions

We have not paid any dividends or distributions since our inception.  Our Board of Directors will determine the payment of any distributions in the future.  We intend to declare and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which we have raised at least $10 million from the sale of shares in our continuous public offering to investors not affiliated with us or Keating Investments.  We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions.

Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from our continuous public offering or realized any net capital gains from the disposition of our portfolio company investments, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever.  Distributions that represent a return of capital may lower your tax basis in our shares, or may be treated as a gain from the sale of such shares to the extent that such distributions exceed the basis in such shares, and reduce the amount of funds we have for investment in targeted assets.  However, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

Although our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we seek to acquire in such companies, we may also generate current income from the interest and preferred dividends on such convertible debt and convertible preferred securities, respectively, prior to their conversion.  However, we can give no assurance that we will be able to make investments in portfolio companies that will generate interest or dividend income.  While we may receive investment income in the form of interest and dividends from our portfolio company investments prior to conversion, such investment income is not likely to exceed our operating expenses, in which case we do not expect to generate net ordinary income which would be available for distribution to our stockholders in the near future.  Until our capital base substantially increases and additional portfolio company investments can be made, we do not expect that our interest and dividend income from portfolio company investments would be sufficient to generate net ordinary income.  However, when and if we are able to generate net ordinary income, we intend to distribute such net ordinary income to stockholders.

Because net ordinary income may not be generated in the near future, we expect that our primary source of distributions will be from net capital gains realized from the sale of our portfolio company investments.  Distributions from realized net capital gains will typically be declared and paid at least once each year by December 31st.

The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter.  However, we may declare and pay quarterly distributions which, in the aggregate, would be an estimate of the total net capital gains expected to be realized throughout the year.  During the pendency of our continuous public offering, we may also declare and pay quarterly distributions in an amount reflecting all or a portion of any net unrealized appreciation on investments recorded on our books which, depending on the timing and amount of actual realization, may represent a return of capital.

We may have substantial fluctuations in our quarterly distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of one to three years and we may not generate any realized net capital gains during our initial years of operations.  Our ability to pay distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner, and we can give no assurance as to when we will begin to realize any capital gains from the sale of our portfolio company investments, if ever. In the event that we encounter delays in locating suitable investment opportunities or in selling our portfolio investments, we may pay all or a substantial portion of our distributions from the proceeds of the sales of our common stock in anticipation of future cash flow, which may constitute a return of our stockholders’ capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

All distributions will be paid at the discretion of our Board of Directors and will depend on our net ordinary income and realized net capital gains, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure that we will pay distributions to our stockholders in the future.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.  We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the dividend reinvestment plan until this offering concludes. Until this offering concludes, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in this offering at the closing immediately following the distribution payment date.

After conclusion of this offering and until our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the net asset value per share of our common stock as most recently determined by our Board of Directors on or prior to the valuation date for such distribution. If and when our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on a U.S. Senior Exchange, if our shares are listed thereon, or the OTC Bulletin Board on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on a U.S. Senior Exchange or the OTC Bulletin Board, as applicable, or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices.  No selling commission or dealer manager fee will be paid in connection with sales under our dividend reinvestment plan.  See “Dividend Reinvestment Plan.”

No action will be required on the part of a registered stockholder to have his, her or its cash distribution reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Corporate Information

Our principal executive offices are located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, and our telephone number is (720) 889-0139. We maintain a website at www.keatingcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Available Information

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Keating Capital, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses(1)
Sales load to dealer manager (as a percentage of offering price)(2)	10.0%
Offering expenses borne by us (as a percentage of offering price)(3)	1.5%
Dividend reinvestment plan expenses(4)	0.0%
Total stockholder transaction expenses (as a percentage of offering price)(3)	11.5%

Annual expenses (as a percentage of net assets attributable to common stock)(1)
Base management fees(5)	2.0%
Incentive fees payable under our Investment Advisory and Administrative Services Agreement(6)	0.0%
Interest payments on borrowed funds(7)	0.0%
Acquired fund fees and expenses(8)	0.0%
Other expenses (estimated) (9)	3.0%
Total annual expenses	5.0%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a selling commission of 7% and a dealer manager fee of 3% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:(1)	$159	$248	$336	$558

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.
_______________

(1)
Amount assumes we sell $50 million worth of our common stock in this offering, which represents the amount we expect to sell by March 31, 2011, at a price of $10.00 per share. Actual expenses will depend on the number of shares we sell in this offering. For example, if we were to sell significantly less than $50 million in common stock by March 31, 2011, our expenses as a percentage of the offering proceeds would be significantly higher. There can be no assurance that we will sell $50 million worth of our common stock by March 31, 2011.

(2)	“Sales load” includes selling commissions of 7% and dealer manager fees of 3%.

(3)
Amount reflects estimated offering expenses to be paid by us of up to approximately $750,000 if we raise $50 million in gross proceeds. Under the rules of FINRA, total organization and offering expenses are limited to 15% of the gross proceeds of the offering, and underwriting compensation payable to underwriters, broker-dealers or affiliates are limited to 10% of the gross offering proceeds.  The 10% limit on underwriting compensation is included as part of the overall 15% limit on organization and offering expenses.  Keating Investments will be responsible for the payment of our cumulative offering expenses to the extent they, taken together with selling commissions and dealer manager fees borne by us, exceed 15% of the aggregate gross proceeds from this offering, without recourse against or reimbursement by us.

(4)	The expenses of the dividend reinvestment plan are included in other expenses.

(5)
Our base management fee under the Investment Advisory and Administrative Services Agreement is  payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter.  See “Investment Advisory and Administrative Services Agreement.”

(6)
We anticipate that it will take us up to twelve to twenty-four months to invest substantially all of the net proceeds of the offering in accordance with our investment strategy, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.  As a result, we do not anticipate paying any incentive fees in the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains upon the sale of our equity investments in our portfolio companies. The incentive fee will equal 20.0% of our realized capital gains, if any, on a cumulative basis from our inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.  The incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date). See “Investment Advisory and Administrative Services Agreement.”

(7)
We do not currently anticipate incurring indebtedness on our portfolio or paying any interest until after the conclusion of this offering. We also do not currently anticipate issuing any preferred stock.

(8)
We do not currently anticipate investing in the securities or other investment instruments of public investment companies, business development companies or private investment companies. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we do not currently anticipate making any such investments, any estimate of the amount of such fees would be highly speculative.

(9)	Other expenses represent our total estimated annual operating expenses excluding base management fees.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager receives compensation and reimbursement for services relating to this offering, and we compensate Keating Investments for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we pay, or expect to pay, to these entities and their affiliates assuming all of the shares in this offering are sold are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee and the incentive fee are calculated, see “Investment Advisory and Administrative Services Agreement.”
Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (10,000,000 Shares)(1)

Fees to the Dealer Manager

Sales Load

Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$7,000,000

Dealer manager fee(2)	Up to 3.0% of gross proceeds, all or a portion of which may be reallowed to selected broker- dealers.	$3,000,000

Reimbursement of Offering Costs

Other offering expenses(3)	Based on our current estimate, we estimate that these expenses would be $1,000,000, or 1.0% of the gross offering proceeds, if we use the maximum amount offered. Keating Investments will be responsible for the payment of our cumulative offering expenses to the extent they, taken together with selling commissions and dealer manager fees borne by us, exceed 15.0% of the aggregate gross proceeds from this offering, without recourse against or reimbursement by us.	$1,000,000

Advisory Fees

Base management fee	The base management fee is payable monthly in arrears, and is calculated at an annual rate of 2.0% of our gross assets.	$2,000,000

Incentive Fee
The incentive fee is determined and payable in arrears as of the end of each calendar year, and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in our portfolio.
		These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company has only recently made its first portfolio investment.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (10,000,000 Shares)(1)

Reimbursement of Operating Expenses

Other Operating Expenses
We reimburse the expenses incurred by Keating Investments in connection with its provision of administrative services to us, including the allocable portion of compensation payable by Keating Investments to our Chief Financial Officer and Chief Compliance Officer and their respective staffs. We do not reimburse for personnel costs in connection with services for which Keating Investments receives a separate fee. In addition, we do not reimburse Keating Investments for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Keating Investments.
We have estimated these reimbursed annual operating expenses to be approximately $750,000. Actual amounts may be lower or higher than this.

_____________________

(1)	Assumes all shares are sold at $10.00 per share with no reduction in selling commissions or dealer manager fees.

(2)
The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our dividend reinvestment plan.

(3)
The offering expenses consist of costs incurred by us for legal, accounting, printing and other offering expenses, including for registering and marketing the shares of our common stock, which includes development of marketing and marketing presentations and training and educational meetings and general coordination of the marketing process.

Certain of the advisory fees payable to Keating Investments are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to Keating Investments, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

 SELECTED FINANCIAL AND OTHER DATA

The following selected financial data for the year ended December 31, 2009 and for the period from May 9, 2008 (inception) through December 31, 2008 is derived from our financial statements which have been audited by Grant Thornton LLP, our independent registered public accounting firm. The data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

				At December 31, 2008
	At and for the	At and for the		and for the Period
	Three Months Ended	Three Months Ended	At and for the	from May 9, 2008
	March 31,	March 31,	Year Ended	(Inception) to
	2010	2009	December 31,	December 31,
	(Unaudited)	(Unaudited)	2009	2008

Statement of Operations Data:
Total investment income	$15,725	$1,231	$10,637	$14,005
Base management fees	26,548	24,051	90,904	11,990
Administrative fees	74,470	66,842	269,384	28,041
Total operating expenses	325,257	215,528	1,006,615	542,965
Net investment (loss)	(309,532)	(214,297)	(995,978)	(528,960)
Net change in unrealized appreciation on investment	550,000	-	-	-

Per Share Data:
Net asset value per common share	$7.61	$8.27	$6.53	$8.27
Net investment (loss) (1)	(0.42)	(0.38)	(1.75)	(1.79)
Net increase (decrease) in net assets resulting from operations (1)(2)	0.33	(0.38)	(1.75)	(1.79)
Distributions declared	-	-	-	-

Balance Sheet Data at Period End:
Investment in portfolio company securities at fair value	$1,550,000	$-	$-	$-
Short-term investments at fair value	3,600,000	4,412,154	3,000,000	4,411,127
Cash and cash equivalents	1,501,216	84,901	367,918	367,588
Total assets	7,153,202	4,725,240	3,903,387	4,810,163
Total liabilities	193,630	224,063	183,891	94,689
Net assets	6,959,572	4,501,177	3,719,496	4,715,474

(1)	Per share amounts are calculated using weighted average shares outstanding during the period.
(2)
Net increase in net assets during the three months ended March 31, 2010 includes a net increase in unrealized appreciation on investment of $550,000, or $0.75 per weighted average share outstanding during the period.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial information for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and for the period from May 9, 2008 (inception) through June 30, 2008. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.
					Net Increase (Decrease)
	Investment		Net Investment		in Net Assets
	Income		Loss		from Operations

		Per		Per		Per
Quarter Ended	Total	Share (1)	Total	Share (1)	Total	Share (1)

June 30, 2008 (2)	$-	$-	$(130,643)	$(1,435.64)	$(130,643)	$(1,435.64)
September 30, 2008	6,011	0.03	(219,329)	(1.13)	(219,329)	(1.13)
December 31, 2008	7,994	0.01	(178,988)	(0.32)	(178,988)	(0.32)

March 31, 2009	1,231	*	(214,297)	(0.38)	(214,297)	(0.38)
June 30, 2009	286	*	(296,919)	(0.52)	(296,919)	(0.52)
September 30, 2009	3,723	0.01	(234,346)	(0.41)	(234,346)	(0.41)
December 31, 2009	5,397	0.01	(250,416)	(0.44)	(250,416)	(0.44)

March 31, 2010 (3)	15,725	0.02	(309,532)	(0.42)	240,468	0.33

(1)	Per share amounts are calculated using weighted average shares outstanding during the period.
(2)	Reflects the period from May 9, 2008 (Inception) to June 30, 2008.
(3)	Net increase in net assets during the period includes a net increase in unrealized appreciation on investment of $550,000, or $0.73 per weighted average share outstanding during the period.
*	Per share amounts less than $0.01.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:	What is a business development company?

A:
Business development companies, also commonly referred as BDCs, are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies make investments in private or public companies in the form of debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and qualify to elect to be taxed as “regulated investment companies” for federal tax purposes.

Q:	What is a “RIC”?

A:
A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any net ordinary income or realized net capital gains that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses). See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:
Keating Investments will manage our day-to-day operations and will determine companies in which we will invest.  Our investment adviser’s Investment Committee must unanimously approve each new investment that we make. The members of the Investment Committee currently consist of Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, who are senior investment professionals of Keating Investments and in the case of Messrs. Keating and Rogers, executive officers of ours. Our Board of Directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the Investment Advisory and Administrative Services Agreement, will annually review the compensation we pay to Keating Investments and determine that the provisions of the Investment Advisory and Administrative Services Agreement are carried out.

Q:	What is the experience of Keating Investments?

A:
Keating Investments was formed in 1997 and has been an investment adviser registered under the Advisors Act since 2001.  Timothy J. Keating, Ranjit P. Mankekar, Kyle L. Rogers and Frederic M. Schweiger, who are also the senior investment professionals of Keating Investments, have over 65 years of collective experience in the financial sector. Keating Investments currently manages no other funds other than Keating Capital.

Prior to our formation, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, previously managed Keating Reverse Merger Fund, LLC, or the Keating Reverse Merger Fund, which invested in 13 micro-cap companies and had gross assets of approximately $20.5 million prior to its planned liquidation in December 2007.  In addition, subsequent to the Keating Reverse Merger Fund becoming fully invested, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, managed six special purpose investment companies, each of which was formed to invest in a micro-cap company seeking to obtain public company status through a reverse merger with an existing public company.  In connection with these investment activities, Keating Investment’s senior investment professionals, other than Frederic M. Schweiger, also arranged bridge financing through funds Keating Investments managed for many of the micro-cap companies in which those funds were invested and provided financial communications and marketing assistance to such micro-cap companies to help create greater market visibility and liquidity after achieving public company status.

Q:	How does a “best efforts” offering work?

A:
When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:
This is a continuous offering of our shares as permitted by the federal securities laws. This offering commenced on June 11, 2009 and will conclude on March 31, 2011, unless our Board of Directors elects to extend this offering for up to an additional three months.  All subscriptions must be received on or before the date this offering concludes.

Q:	Will I receive a stock certificate?

A:
Yes, to the extent you request one.  You may request that our transfer agent issue you a physical certificate evidencing your shares.  To the extent that you do not request a physical share certificate, your shares will instead be registered in book entry form.

Q:	Who can buy shares of common stock in this offering?

A:
In general, you may buy shares of our common stock pursuant to this prospectus if you have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his entire investment, (c) the lack of initial liquidity of the shares, (d) the background and qualifications of Keating Investments, and (e) the tax consequences of the investment. Information that is relevant for this purpose will include, at least, the prospective stockholder’s age, investment objective, income, net worth, financial situation and other investments of the prospective stockholder.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $1,000, except for purchases made pursuant to our dividend reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in this offering will be reduced or waived for our affiliates.

Q:	How do I subscribe for shares of common stock?

A:
If you meet the suitability standards and choose to purchase shares in this offering, you will need to (i) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (ii) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will generally be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:
Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000, except for additional purchases pursuant to our dividend reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:
Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our realized net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Q:	Will I be notified on how my investment is doing?

A:
In addition to filing reports with the SEC, until such time as our shares are listed on a U.S. Senior Exchange, within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.keatingcapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:	When will I get my detailed tax information?

A:
We intend to send to each of our U.S. stockholders, within 75 days after the end of our fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Are there any restrictions on the transfer of shares?

A:
No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Q:	Who can help answer my questions?

A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Andrews Securities, LLC
5251 DTC Parkway, Suite 1090
Greenwood Village, CO 80111
Attn: Jeff L. Andrews
(720) 489-4900

 RISK FACTORS

An investment in our securities involves certain risks relating to our structure and investment objective. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

We were initially formed in May 2008. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. Although we anticipate that it may take an additional twelve to twenty-four months to invest substantially all of the remaining net proceeds of our initial private placement and additional proceeds from our continuous public offering in our targeted investments, because of our relatively small size and limited operating history, we may be unable to identify and fund investments that meet our criteria.

Until we are able to invest such net proceeds in suitable investments, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, our ability to make distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner.  Further, the base management fee payable to our investment adviser, Keating Investments, will not be reduced while our assets are invested in such temporary investments.

We are dependent upon key management personnel of Keating Investments, our investment adviser, for our future success, particularly Timothy J. Keating, Ranjit P. Mankekar, Kyle L. Rogers and Frederic M. Schweiger. If we lose any member of Keating Investments’ senior management team, our ability to implement our business strategy could be significantly harmed.

We depend on the experience, diligence, skill and network of business contacts of our investment adviser’s senior investment professionals. The senior investment professionals, together with other investment professionals that Keating Investments currently retains or may subsequently retain, will identify, evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of Keating Investments’ senior investment professionals, Timothy J. Keating, who is also the Chairman of our Board of Directors and Chief Executive Officer, Ranjit P. Mankekar, who is also our Chief Financial Officer, Treasurer and a member of our Board of Directors, Kyle L. Rogers, who is also our Chief Operating Officer and Secretary and Frederic M. Schweiger, an executive officer of our investment adviser.  The departure of any of these senior investment professionals could have a material adverse effect on our ability to achieve our investment objective. While our investment adviser’s senior investment professionals expect to devote a majority of their business time to our operations, none of Messrs. Keating, Mankekar, Rogers and Schweiger is subject to an employment contract.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from this offering or realized any net capital gains from the disposition of our investments, and thus portions of the distributions that we make may represent a return of capital. We may not be able to pay you distributions, and our distributions may not grow over time.

We intend to declare and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which we have raised at least $10 million from the sale of shares in our continuous public offering to investors not affiliated with us or Keating Investments. We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our net ordinary income and realized net capital gains, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities or in selling our portfolio investments, we may pay all or a substantial portion of our distributions from the proceeds of this offering in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares.  Distributions from the proceeds of this offering also could reduce the amount of capital we ultimately invest in interests of portfolio companies. Until we are able to pay distributions from net capital gains realized from the sale of our investments, and we can give no assurance as to when we will begin to realize any capital gains from the sale of our portfolio company investments, if ever, we may pay distributions that represent a return of capital to you; however, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

Our investment adviser and its management have no prior experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. In addition, the senior investment professionals of Keating Investments have no prior experience managing a business development company, and the investment philosophy and techniques used by Keating Investments may differ from those private investments in smaller public companies with which Keating Investments’ senior investment professionals have experience. Accordingly, we can offer no assurance that we will replicate the historical performance of other companies with which Keating Investments’ senior investment professionals have been affiliated, and we caution you that our investment returns could be substantially lower than the returns achieved by such other companies.

Our business model depends upon the development and maintenance of strong referral relationships with investment banking firms, professional services firms and private equity and venture capital funds.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities and therefore such relationships may not lead to the origination of portfolio company investments.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks and may result in dilution to our current stockholders.

Although we do not presently anticipate issuing debt to finance our investments, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

Upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly increase our costs of doing business and correspondingly decrease our operating flexibility.

Our ability to grow will depend on our ability to raise capital.

We will need to access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

In the event we borrow money, which we currently do not intend to do, the potential for loss on amounts invested would be magnified and may increase the risk of investing in us.

The use of leverage magnifies the potential for loss on amounts invested and, therefore, increase the risks associated with investing in our securities.  Although we do not presently intend to do so, we may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Keating Investments, will be payable based on our gross assets, including those assets acquired through the use of leverage, Keating Investments will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Keating Investments.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.  Any borrowings by us will require the approval of our Board of Directors.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that would hinder our ability to finance additional loans and investments or to make the distributions required to maintain RIC status under Subchapter M of the Code.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

Although Keating Investments has been an investment adviser registered under the Advisors Act since 2001, it has no prior experience in managing a business development company.  Further, as discussed above, we are a recently organized company with a limited operating history. As such, we and our investment adviser are subject to the business risks and uncertainties associated with any new business enterprise, including the lack of experience in managing or operating a business development company. Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria.

Although we anticipate that it may take an additional 12 to 24 months to invest substantially all of the net proceeds remaining from our initial private placement and from our continuous public offering in our targeted investments, because of our relatively small size and limited operating history, we may be unable to identify and fund investments that meet our criteria.  Until we are able to invest such net proceeds in suitable investments, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies.

Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s proper structuring and implementation of the investment process, its ability to identify and evaluate companies that meet our investment criteria, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The senior investment professionals of Keating Investments have substantial responsibilities under the Investment Advisory and Administrative Services Agreement. These demands on their time may distract them or slow the rate of investment. In order to grow, we and our investment adviser may need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

We compete for investments with a number of business development companies and other investment funds (including private equity funds and venture capital funds), reverse merger and special purpose acquisition company (“SPACs”) sponsors, investment bankers which underwrite initial public offerings, hedge funds that invest in private investments in public equity (“PIPE”), traditional financial services companies such as commercial banks, and other sources of financing.  Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and, as a result, such companies may be more successful in completing their investments. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

A significant portion of our investment portfolio will not have a readily determinable market value and will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors and in accordance with generally accepted accounting principles. Typically, there is not a public market for the securities of the privately held companies in which we intend to invest. As a result, we will value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable.

The annual base management fee is calculated as 2.0% of the value of our gross assets at a specific time. Accordingly, the management fee is payable regardless of whether the value of our gross assets and/or your investment has decreased. Moreover, the incentive fee payable to our investment adviser is calculated annually based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation on a cumulative basis. As a result, we may owe our investment adviser an incentive fee during one year as a result of realized capital gains on certain investments, and then later incur significant realized capital losses and unrealized capital depreciation on the remaining investments in our portfolio during subsequent years.

 We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

We intend to operate so as to qualify as, and to elect to be treated as, a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and we intend to make this RIC election with the filing of our U.S. federal income tax return for 2010, which election would be retroactive to January 1, 2010.  We also intend to qualify annually thereafter as a RIC. By electing RIC status, we would not be subject to corporate-level income tax on our net ordinary income and realized net capital gains that we timely distribute to our stockholders.  Once the RIC election is made, we intend to distribute at least annually our net ordinary income and net capital gains, if any, to our stockholders.  Although we intend to elect to be treated as a RIC beginning with our 2010 taxable year and succeeding years thereafter, no assurance can be given that we will be able to qualify for and maintain RIC status. In the event we do not qualify for RIC status for the 2010 taxable year, we anticipate that we will make the election to be treated as a RIC in a subsequent taxable year as soon as we are so qualified.  Prior to the effective date of our election to be treated as a RIC, we will be taxable as a regular corporation under Subchapter C of the Code (a “C corporation”).

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses). In the event we use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in public companies whose securities may not trade actively in the secondary markets, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

There is a risk that you may not receive distributions  or that our distributions may not grow over time.

We currently do not pay distributions.  We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.  While we may receive investment income in the form of interest and dividends from our portfolio company investments prior to conversion, such investment income is not likely to exceed our operating expenses, in which case we do not expect to generate net ordinary income which would be available for distribution to our stockholders in the near future.  As a result, we expect that our primary source of distributions will be from net capital gains realized from the sale of our portfolio company investments.  The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter.   This may result in substantial fluctuations in our quarterly distributions to stockholders.

We do not anticipate generating net ordinary income to distribute to our stockholders in the near future, and if we do make distributions, they will likely be paid from our realized net capital gains or may represent a return of capital.

Although our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we seek to acquire in such companies, we may also generate current income from the interest and preferred dividends on such convertible debt and convertible preferred securities, respectively, prior to their conversion.  However, we can give no assurance that we will be able to make investments in portfolio companies that will generate interest or dividend income.  Until our capital base substantially increases and additional portfolio company investments can be made, we do not expect that our interest and dividend income from portfolio company investments would be sufficient to generate net ordinary income. Further, since we intend to invest in micro-cap and small-cap companies, which are generally more susceptible to economic downturns than larger operating companies, it may be more likely that these portfolio companies will default on their interest payment obligations to us, or be unable to pay dividends, during recessionary periods, and thus substantially reduce our net ordinary income available for distribution to our stockholders.  However, when and if we are able to generate net ordinary income, we intend to distribute such net ordinary income to stockholders.

Because net ordinary income may not be generated in the near future, we expect that our primary source of distributions will be from net capital gains realized from the sale of our portfolio company investments.  The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter.  However, we may declare and pay quarterly distributions which, in the aggregate, would be an estimate of the total net capital gains expected to be realized throughout the year.  During the pendency of our continuous public offering, we may also declare and pay quarterly distributions in an amount reflecting all or a portion of any net unrealized appreciation on investments recorded on our books which, depending on the timing and amount of actual realization, may represent a return of capital.

Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from our continuous public offering or realized any net capital gains from the disposition of our investments, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever.  Distributions that represent a return of capital may lower your tax basis in our shares, or may be treated as a gain from the sale of such shares to the extent that such distributions exceed the basis in such shares, and reduce the amount of funds we have for investment in targeted assets.  However, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. For example, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind (“PIK”) interest, which represents contractual interest added to the loan balance and due at the end of the loan term.   Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our quarterly and annual operating results will be subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the interest rates and dividend rates payable on our debt securities and preferred stock investments, respectively, the default rate on any such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.  In addition, the currently prevailing negative economic conditions may cause such default rates to be greater than they otherwise would be during a period of economic growth.

Although we may receive current income in the form of interest and dividends from some of our portfolio company investments, the primary source of our distributions will be from net capital gains realized from the sale of our portfolio company investments, the timing of which we cannot predict and, as a result, we will likely have substantial fluctuations in our distributions from quarter to quarter.

We intend to invest principally in equity securities, including convertible preferred securities and debt securities convertible into equity securities, of primarily micro-cap and small-cap companies. Our primary emphasis will be to generate capital gains through our equity investments in such micro-cap and small-cap companies, which we expect to become public reporting companies with their securities being quoted on either a junior exchange or senior exchange.  We do not expect the securities in our publicly traded portfolio companies quoted on a junior exchange to initially have an active secondary trading market and, as such, these securities will be illiquid until an active market develops. We believe that typically this liquidity will develop in conjunction with an upgrade to a senior exchange listing, which may not occur until twelve to eighteen months after our investment is made, if at all.  However, there can be no assurance that our portfolio companies will obtain either a junior exchange or senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the securities of our publicly traded portfolio companies.

Even if our portfolio companies are successful in becoming publicly traded companies, there is no assurance that they will be able to achieve their projected revenue and earnings targets or effectively maintain their status as public reporting companies.  In such case, there may be little or no demand for the securities of our portfolio companies in the public markets, we may have difficulty disposing of our investments, and the value of our investments may decline substantially.

Since our distributions are expected principally to be paid from net capital gains realized from the sale of our portfolio investments, we do not expect to be able to pay distributions on a level or uniform basis from quarter to quarter.  We may have substantial fluctuations in our quarterly distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of one to three years and we may not realize any net capital gains during our initial years of operations.  Our ability to pay distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner.

However, we may declare and pay quarterly distributions which, in the aggregate, would be an estimate of the total net capital gains expected to be realized throughout the year.  During the pendency of our continuous public offering, we may also declare and pay quarterly distributions in an amount reflecting all or a portion of any net unrealized appreciation on investments recorded on our books which, depending on the timing and amount of actual realization, may represent a return of capital.

Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from our continuous public offering or realized any net capital gains from the disposition of our investments, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever.  Until we are able to pay distributions from net capital gains realized from the sale of our investments, we may pay distributions that represent a return of capital; however, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and any that may be retained in the future, and the current and future members and senior investment professionals of our investment adviser, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our investment adviser or its affiliates that may be formed in the future. Accordingly, if this occurs, it may give rise to certain conflicts of interest in evaluating the suitability of investment opportunities of ours and the allocation of investment opportunities between us and other investment funds managed by Keating Investments and its affiliates.  Additionally, our officers, directors, and the members and senior investment professionals of Keating Investments may have obligations to investors in those other investment funds, the fulfillment of which might not be in the best interests of us or our stockholders.  There can be no assurance that we will be able to resolve all conflicts of interest in our favor, and conflicts of interest may arise that can be resolved only through the exercise by our management and our independent directors of their best business judgment as may be consistent with their fiduciary duties.  We expect that our management and our independent directors will attempt to resolve conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

In the course of our investing activities, we will pay investment advisory and incentive fees to Keating Investments, as our investment adviser, and will reimburse Keating Investments for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis (after deduction of applicable sales loads) and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the senior investment professionals of Keating Investments have interests that differ from those of our stockholders, giving rise to a conflict.

Currently, our investment adviser’s senior investment professionals, Messrs. Keating, Mankekar, Rogers and Schweiger, and the other investment professionals currently retained by Keating Investments, do not serve as principals of other investment funds affiliated with Keating Investments; however, they may do so in the future.  If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments.  In addition, Keating Investments’ investment professionals may, in the future, devote a substantial portion of their time to the business and affairs of other investment funds managed by Keating Investments and its affiliates.  In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement and that any conflicts are handled in a fair and equitable manner.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

In connection with the consummation of our initial private placement, we entered into a license agreement with our investment adviser, pursuant to which our investment adviser granted us a non-exclusive license to use the name “Keating.” Under the license agreement, we have the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains our investment adviser. In addition, we pay Keating Investments, our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staff. These arrangements may create conflicts of interest that our Board of Directors must monitor.

                Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law, our Board of Directors is permitted to reclassify any authorized but unissued shares of common stock into one or more classes of preferred stock. If the Board of Directors undertakes such a reclassification, it is required to file Articles of Incorporation Supplementary, which include, among other things, a description of the stock and a statement that the stock has been reclassified by the Board of Directors under authority contained in the charter. The Board of Directors is not required to make a specific finding prior to approving a reclassification, though we would generally expect the Board of Directors to determine, at a minimum, that any reclassification was in our best interests. In the event that our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation, which would reduce the amount distributable to our common stockholders. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company.  We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Keating Investments and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and Keating Investments to earn increased asset management fees.

Changes in laws or regulations governing our operations may adversely affect our business.

We are, and our portfolio companies will be, subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. If legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our investment adviser can resign on 120 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under our current Investment Advisory and Administrative Services Agreement, to resign at any time upon not less than 120 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

To the extent that we do not realize net ordinary income or choose to distribute any realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

Once we elect to be treated as a RIC, we must annually distribute at least 90 percent of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments. As a result, these earnings may not be available to fund investments or to pay operating expenses. If we fail to generate realized net capital gains or to obtain additional funds, it would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments. Because of the structure and objectives of our business, we may experience operating losses and expect to rely on proceeds from sales of investments, rather than on interest and dividend income, to pay our operating expenses. There is no assurance that we will be able to sell our investments and thereby fund our operating expenses.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our Board of Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Board of Directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Keating Investments without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

We incur significant costs as a result of being a public company.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and other rules implemented by the SEC. We believe that complying with these rules and regulations may make some activities time-consuming and costly and may divert significant attention of our investment adviser’s Senior Investment Professionals from implementing our investment objective to these and related matters.

Risks Related to Our Portfolio Company Investments

Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These conditions make it more difficult for us to achieve our investment objective, particularly as they likely have an even greater impact on the micro-cap and small-cap companies we intend to target.  This may adversely affect the financial condition and operating results of certain micro-cap and small-cap companies in which we may invest, as well as reduce the availability of attractive micro-cap and small-cap targets for potential investment.

The U.S. economy continues to experience recessionary conditions and events have significantly constrained the availability of debt and equity capital for the market as a whole, although there are some positive economic indicators which are showing signs of recovery.  Further, recent events have also led to rising unemployment, deteriorating consumer confidence and a general reduction in spending by both consumers and businesses.

The generally distressed economic situation, together with the limited availability of debt and equity capital, including through bank financing, will likely have a disproportionate impact on the micro-cap and small-cap companies we intend to target for investment.  As a result, we will likely experience a reduction in attractive investment opportunities in prospective portfolio companies that fit our investment criteria.  In addition, our debt and equity investments in portfolio companies could be impaired to the extent such portfolio companies experience financial difficulties arising out of the current economic environment.  Our inability to locate attractive investment opportunities, or the impairment of our portfolio investments as a result of economic conditions, could have a material adverse effect on our financial condition and results of operations.

We are currently in a period of capital markets disruption and we continue to experience recessionary conditions.  These conditions are likely to have a more severe impact on micro-cap and small-cap companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria.

The U.S. capital markets have been experiencing volatility and disruption, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets.  A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our portfolio companies’ funding costs, limit their access to the capital markets or result in a decision by lenders not to extend credit to them. These events could limit our investment originations, limit their ability to grow and negatively impact our operating results.

Our equity and debt investments in the companies that we are targeting may be extremely risky and we could lose all or part of our investments.

The convertible unsecured or subordinated debt that we will invest in as a part of our initial investments will not be rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s), which investments are commonly referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and is, therefore, commonly subject to additional risks.

We expect our investments will also include equity securities, including preferred securities convertible into common stock.  We also may receive warrants as part of our debt and equity investments.  These debt and equity investments will entail additional risks that could adversely affect our investment returns.

In addition, investment in the micro-cap and small-cap companies that we are targeting involves a number of significant risks, including:

•	They may have limited financial resources and may be unable to meet their obligations, which may lead to bankruptcy or liquidation and the loss of our investment.

•
They typically have limited operating histories, narrower, less established product lines or offerings and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, operational risks and consumer sentiment in respect of their products or services, as well as general economic downturns.

•
At the time of our investment, since they are primarily privately owned, there is generally little publicly available information about these businesses; therefore, although Keating Investments’ investment professionals and agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses.

•
They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•
Since part of our investment process requires that these companies become publicly traded companies, they will need resources, processes, procedures and systems to satisfy the additional regulatory burdens, they will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, recently adopted corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC, and they may not be able to attract retail and institutional investor interest in the secondary market, all of which may have a material adverse impact on our portfolio companies and, in turn, on us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under any debt securities that we hold and render our equity investments in that portfolio company worthless. In addition, a substantial portion of our investments will be in the form of equity, which will generally rank below any debt issued by our portfolio companies.

Even if our portfolio companies are successful in becoming publicly traded companies, there is no assurance that they will be able to achieve their projected revenue and earnings targets or effectively maintain their status as public reporting companies.  In such case, there may be little or no demand for the securities of our portfolio companies in the public markets, we may have difficulty disposing of our investments, and the value of our investments may decline substantially.

Our incentive fee may induce Keating Investments, our investment adviser, to make speculative investments.

The incentive fee payable by us to Keating Investments may create an incentive for Keating Investments to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. As our investment strategy is based primarily on equity investing and as Keating Investments’ incentive fee is based upon the capital gains realized on our investments, the investment adviser will invest more in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest or dividends on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company will typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We may not realize any income or gains from our equity investments.

We intend to invest a substantial portion of our portfolio in equity securities, including convertible preferred securities and debt securities convertible into equity securities, of our portfolio companies. We may also receive warrants as part of our investments. These equity interests we acquire may not appreciate in value and, in fact, may decline in value if the company fails to perform financially or achieve its growth objectives.  We will generally have little, if any, control over the timing of any gains we may realize from our equity investments since the securities of our portfolio companies may have restrictions on their transfer or may not have an active trading market.

Equity investments also have experienced significantly more volatility in their returns and may under perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock investments to which we have exposure. Equity prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Since we intend to invest principally in equity securities, including convertible preferred securities and debt securities convertible into equity securities, of primarily micro-cap and small-cap companies, our primary emphasis will be to generate capital gains through our equity investments in portfolio companies.  Accordingly, although we may receive current income in the form of interest payments on our convertible debt investments and dividend payments on our convertible preferred equity investments, a substantial portion of the distributions we may pay to our stockholders will likely be from the net capital gains generated from the sale of our equity investments upon conversion of our convertible securities, the timing of which we cannot predict.  We do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter.

While our investments will typically be made in private companies, we expect that these companies will become public reporting companies with their common stock being initially quoted on either a junior exchange or senior exchange.  We do not expect the preferred equity of our portfolio companies to be listed or quoted on an exchange or quotation system. We also do not expect the common stock in our publicly traded portfolio companies listed on a junior exchange to initially have a large number of freely tradable shares available for sale or an active secondary trading market and, as such, the common stock will be illiquid until an active market develops. We believe that typically this liquidity will develop in conjunction with a senior exchange listing upgrade which may not occur until twelve to eighteen months after our investment is made, if at all.  Our convertible preferred stock instruments will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a qualified public offering and/or a senior exchange listing for their common stock.  However, there can be no assurance that our portfolio companies will obtain either a junior or senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the common stock of our publicly traded portfolio companies.

Accordingly, we may not be able to realize capital gains from our equity interests, and any capital gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Furthermore, due to the expected growth of our portfolio companies, we do not generally expect to receive dividend income from our common stock investments. In the case of cumulative preferred stock, there is no assurance that any dividends will ever be paid by a portfolio company.

Our portfolio may be focused in a limited number of portfolio companies, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be focused in relatively few portfolio companies or market segments. As a result, a market downturn affecting one of our portfolio companies or one of these market segments could materially adversely affect us.

We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns.

We expect to concentrate our investments in what we believe are public ready micro-cap and small-cap companies. Under negative economic conditions, this could cause our investment performance to be worse than business development companies with no such concentration. We may avoid purchasing certain securities in certain micro-cap and small-cap companies when it is otherwise advantageous to purchase those securities or may sell certain securities of micro-cap and small-cap companies when it is otherwise advantageous to hold those securities. In general, our focus on micro-cap and small-cap companies may affect our exposure to certain market segments, which may affect our financial performance — positively or negatively — depending on whether these segments are in or out of favor.

The revenues, income (or losses) and valuations of micro-cap and small-cap companies, can and often do fluctuate suddenly and dramatically. There is no assurance that decreases in market capitalizations will not occur, or that any decreases in valuations will be insubstantial or temporary in nature. Also, our portfolio companies may face considerably more risk of loss and may not have the same returns as companies in other industry sectors due to their growth nature.

Even if our portfolio companies are successful in becoming publicly-traded companies, there is no assurance that they will be able to achieve their projected revenue and earnings targets or effectively maintain their status as public reporting companies.  In such case, there may be little or no demand for the securities of our portfolio companies in the public markets, we may have difficulty disposing of our investments, and the value of our investments may decline substantially.

The value of our portfolio securities may not have a readily available market price and, in such case, we will value these securities at fair value as determined in good faith by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

The value of our portfolio securities may not have readily available market prices.  In such cases, we will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board of Director's Valuation Committee. In connection with that determination, investment professionals from our investment adviser will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Board of Directors will also utilize the services of a third-party valuation firm, which will prepare valuations for each of our portfolio investments for which no market quotations are readily available. The participation of Keating Investments in our valuation process could result in a conflict of interest as Keating Investments’ management fee is based, in part, on our gross assets. However, the Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently subjective and may be based on estimates, assumptions and forecasts, our determinations of fair value may differ materially from the values that would be determined if a readily available market price for these securities existed.  In addition, the valuation of these types of securities may result in substantial write-downs and excessive earnings volatility.

Even if the equity securities of our public portfolio companies may be sold in the public markets, we expect these securities will initially be thinly traded and, as a result, the lack of liquidity in our investments may adversely affect our business, and will delay distributions of gains, if any.

While our investments will typically be made in private companies, we expect that, as part of our investment process, these companies will become public reporting companies with their common stock initially being quoted on either a junior exchange or senior exchange.  We do not expect the preferred equity of our portfolio companies to be listed or quoted on an exchange or quotation system. We do not expect the common stock in our public portfolio companies listed on a junior exchange to initially have an active secondary trading market and, as such, these securities will be illiquid until an active market develops. We believe that typically this liquidity will develop in conjunction with a senior exchange listing upgrade, which we do not expect to occur until twelve to eighteen months after our investment is made, if at all.  Our convertible preferred stock instruments will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a senior exchange listing for their common stock. However, there can be no assurance that our portfolio companies will obtain either a junior exchange or senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the securities of our publicly traded portfolio companies.

We expect substantially all of the common stock we purchase in a portfolio company will be “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”).  As restricted securities, these shares may be resold only pursuant to an effective registration statement under the Securities Act or pursuant to the requirements of Rule 144 or other applicable exemption from registration under the Securities Act, and in accordance with any applicable state securities laws.

Typically, we will seek to obtain registration rights in connection with our purchase of equity investments in a portfolio company.  As such, the portfolio company will generally be required to file a resale registration statement under the Securities Act to register for resale the shares of common stock we acquire.  Notwithstanding such registration rights, we will be largely unable to control the timing of completion of any such registration process given external factors beyond our control. Even if a resale registration statement is declared effective, there can be no assurances that the occurrence of subsequent events may not preclude a portfolio company’s ability to maintain the effectiveness of such registration statement. Any of the foregoing items could have adverse effects on the liquidity of our shares of common stock.

In addition, the SEC has disclosed that it has developed internal guidelines concerning the use of a resale registration statement to register the securities issued to certain investors in PIPE transactions, where the issuer has a market capitalization of less than $75 million and, in general, does not qualify to file a registration statement on Form S-3 to register its securities. The SEC has indicated its position that these smaller issuers may not be able to rely on Rule 415 under the Securities Act (“Rule 415”), which generally permits the offer and sale of securities by selling stockholders on a continued or delayed basis over a period of time, but instead would require that the issuer offer and sell such securities in a direct or "primary" public offering, at a fixed price, if the facts and circumstances are such that the SEC believes the investors seeking to have their shares registered are underwriters and/or affiliates of the issuer. We believe that the SEC in most cases would permit a registration for resale of up to one third of the total number of shares of common stock then currently owned by persons who are not affiliates of such issuer and, in some cases, a larger percentage depending on the facts and circumstances.

SEC staff members also have indicated that an issuer in most cases will have to wait until the later of six months after effectiveness of the first registration or such time as substantially all securities registered in the first registration are sold before filing a subsequent registration on behalf of the same investors. Since our portfolio companies will have little or no tradable shares of common stock, it is unclear as to how many, if any, shares of common stock the SEC will permit our portfolio companies to register for resale.  The SEC may require as a condition to the declaration of effectiveness of a resale registration statement that we reduce or “cut back” the number of shares of common stock to be registered in such registration statement. The result of the foregoing is that the liquidity in the common stock of our portfolio companies may be adversely affected in the event the SEC requires a cut back of the securities as a condition to allow our portfolio company to rely on Rule 415 with respect to a resale registration statement, or, if the SEC requires our portfolio company to file a primary registration statement.

In the event our portfolio companies are unable to register their common stock for resale under the Securities Act, we may be able to resell our common stock investments pursuant to an exemption from the registration requirements under the Securities Act if we meet the conditions of Rule 144. Rule 144 currently provides that a non-affiliated person (and who has not been an affiliate during the prior three months) may sell all of his restricted securities in a reporting company beginning six months after purchase, provided the issuer remains current in its reporting obligations during the next six months.  However, an affiliated person may sell his restricted securities beginning six months after purchase, provided the following conditions are met: (i) the issuer is current in its reporting obligations, (ii) all sales are in brokerage transactions, (iii) a Form 144 is filed, and (iv) during every three months the number of shares sold does not exceed 1.0% of a company's outstanding common stock.

In some cases, we may be deemed an affiliate of our portfolio companies based on our level of stock ownership or our ability to influence control over our portfolio company.  As such, in the absence of an effective registration statement for our shares, we may be limited in the number of shares we may be able to sell in any three months period under Rule 144.  This illiquidity may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

Compliance with the criteria for securing exemptions under federal securities laws and the securities laws of the various states is extremely complex, especially in respect of those exemptions affording flexibility and the elimination of trading restrictions in respect of securities received by us in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws. Even if we are able to sell our investments without registration, we may be prohibited from selling or transferring our investments, through certain lock-up agreements, for a certain period, typically six months, following an underwritten registered offering by a portfolio company.

A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to a registration statement, may have a depressive effect upon the price of the common stock of our portfolio companies in any market that may develop.

Our failure to make additional investments in our portfolio companies could impair the value of our portfolio.

Following our initial investment in a portfolio company, we may have opportunities to make additional subsequent investments in that portfolio company. We may elect not to make such additional subsequent investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any additional subsequent investments, subject to the availability of capital resources. The failure to make additional subsequent investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our prior investments, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired additional subsequent investment, we may elect not to make that investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to obtain or maintain our RIC tax status.  If our portfolio companies are not able to generate sufficient cash flow from operations, they may lack sufficient capital to continue to grow their businesses, or they may not be able to continue their operations at all.  If our portfolio companies lack sufficient capital before they are able to obtain a senior exchange  listing, there may be few, if any, options available to them to raise additional capital, jeopardizing the continued viability of, and our investments in, such portfolio companies.

Because we likely will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.

Our equity investments will typically be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies we invest in.  As a result, we will be subject to the risk that a portfolio company we do not control, or in which we do not have a majority ownership position, may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

We may be subject to certain risks associated with foreign investments.

In order to seek to enhance our overall return, we may selectively invest in companies that have operations or are domiciled outside the U.S. Certain risks are inherent in foreign operations, including:

•	Difficulties in enforcing agreements and collecting receivables through certain foreign legal systems;

•	Foreign customers may have longer payment cycles than customers in the U.S.;

•	Tax rates in certain foreign countries may exceed those in the U.S. and foreign earnings may be subject to withholding requirements, exchange controls or other restrictions;

•	General economic and political conditions in countries where we operate may have an adverse effect on our operations;

•	Exposure to risks associated with changes in foreign exchange rates;

•	Difficulties associated with managing a large organization spread throughout various countries;

•	Difficulties in enforcing intellectual property rights; and

•	Required compliance with a variety of foreign laws and regulations.

Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

The success of our foreign investments will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our operations or our business as a whole.

Investing in primarily micro-cap and small-cap companies may present certain challenges to us, including the lack of available information about these companies.

In accordance with our investment strategy, we intend to make investments in primarily micro-cap and small-cap private companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of the senior investment professionals and our investment adviser to obtain adequate information to evaluate the merits of investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may lose money on our investments.

Resources could be expended in researching and negotiating investments that may never be consummated, even if non-binding letters of intent or definitive agreements are reached, which could materially adversely affect subsequent attempts to make other investments.

It is anticipated that the investigation of each specific target company and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments will require substantial time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed portfolio investment likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific portfolio investment, up to and including the execution of a definitive agreement, we may fail to consummate the portfolio investment for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred.

 Risks Related to this Offering and Our Common Stock

 There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on a U.S. Senior Exchange or the OTC Bulletin Board within our proposed timeframe. As a result, it may be difficult for you to sell your shares.

This is our initial public offering, and no public market exists for our shares.  While we presently intend to obtain the listing of our shares of common stock on a U.S. Senior Exchange within six months after the conclusion of this offering, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on a U.S. Senior Exchange in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on a U.S. Senior Exchange, as a result of insufficient assets, equity, market capitalization, revenue, net income or record holders, among other things.  In the event we do not qualify for, or are unable to obtain, a listing on a U.S. Senior Exchange within our proposed timeframe, we will instead seek to have our shares quoted on the OTC Bulletin Board until such time as we are able to obtain a U.S. Senior Exchange listing for our shares.  Although we anticipate meeting the requirements to have our shares quoted on the OTC Bulletin Board within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all.  Securities traded on the OTC Bulletin Board also generally have a less liquid market than those traded on U.S. Senior Exchanges.  In addition, our Board of Directors retains the discretion to postpone a listing on either a U.S. Senior Exchange or the OTC Bulletin Board if it determines such a listing is not in the best interests of Keating Capital and our stockholders, though we would expect such a postponement to occur only in the event of extraordinary market or economic turmoil.  As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on a U.S. Senior Exchange or the OTC Bulletin Board.  In addition, we can provide you with no assurance that, even if our shares are listed on a U.S. Senior Exchange or the OTC Bulletin Board, an active trading market for our shares will develop.

The price of the common stock in the offering may not be indicative of future market prices, and our common stock price, if we become listed or quoted on a U.S. Senior Exchange or the OTC Bulletin Board, may be volatile and may decrease substantially.

The ultimate trading price of our common stock, if we become listed or quoted on a U.S. Senior Exchange or the OTC Bulletin Board, may be substantially lower than the price that a purchaser of our common stock paid in the offering. We cannot predict the prices at which our common stock will trade. The offering price for our common stock in the offering was determined through our negotiations with our dealer manager and may not bear any relationship to the market price at which it may trade in the future or to any other established criteria for our value. Shares of closed-end management investment companies often trade at a discount to the initial offering price due to sales loads, including placement agent commissions, and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

The trading price of our common stock, if we become listed on a U.S. Senior Exchange or the OTC Bulletin Board, may fluctuate substantially. The price of our common stock that will prevail in the market in the future will depend on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	Price and volume fluctuations in the overall stock market from time to time;

•	Investor demand for our shares;

•
Significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	Changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	Failure to qualify as a RIC, or the loss of RIC status;

•	Any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	Increases or decreases, or expectations about increases or decreases, in our quarterly distributions;

•	Changes, or perceived changes, in the value of our portfolio investments;

•	Departures of Keating Investments’ key personnel;

•	Operating performance of companies comparable to us; or

•	General economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Investor confidence and the value of our shares may be adversely impacted if our independent registered public accountants are unable to attest to the adequacy of the internal controls over our financial reporting as of December 31, 2010, as required by Section 404 of the Sarbanes-Oxley Act.

The SEC, as directed by Section 404 of Sarbanes-Oxley Act, adopted rules requiring public companies to include a report of management of their internal control structure and procedures for financial reporting in their annual reports on Form 10-K that contains an assessment by management of the effectiveness of their internal controls over financial reporting. In addition, independent registered public accountants of these public companies must provide an attestation report on the effectiveness of our internal controls over financial reporting. The independent registered public accountant attestation requirements will first apply to our annual report on Form 10-K for the fiscal year ending December 31, 2010. If our independent registered public accountants are not satisfied with our internal control structure and procedures, the level at which our internal controls are documented, designed, operated or reviewed, or if the independent registered public accountants interpret the requirements, rules or regulations differently from us, they may decline to attest to our management’s assessment or may issue a report that is qualified. Any of these possible outcomes could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of our financial statements, which could negatively impact the value of our shares.

We cannot assure you that we will be able to successfully deploy the proceeds of the offering within the time frame we have contemplated.

We currently anticipate that substantially all of the net proceeds of the offering will be invested in accordance with our investment objective within twelve to twenty-four months after the completion of the offering. There can be no assurance that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of the offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of the offering within our contemplated timeframe after the completion of the offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

There is a risk that our stockholders may not receive consistent distributions or that our distributions may not grow over time.

Although our primary emphasis will be to generate capital gains through the common stock we expect to receive upon conversion of the convertible debt and convertible preferred securities issued to us through investments in our portfolio companies, we may also generate current income from the interest and preferred dividends on the debt and convertible preferred securities, respectively, prior to their conversion.  The timing of any capital gains generated from the appreciation and sale of common stock we expect to receive in our portfolio companies upon conversion of the convertible debt and convertible preferred equity securities cannot be predicted.  While we may receive investment income in the form of interest and dividends from our portfolio company investments prior to conversion, such investment income is not likely to exceed our operating expenses, in which case we do not expect to generate net ordinary income which would be available for distribution to our stockholders in the near future. Until our capital base substantially increases and additional portfolio company investments can be made, we do not expect that our interest and dividend income from portfolio company investments would be sufficient to generate net ordinary income.

We do not expect to realize net capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter, and this may result in substantial fluctuations in our quarterly distributions to stockholders. Our ability to pay distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner.  However, since we expect to have an average holding period for our portfolio company investments of one to three years, it is unlikely we will realize any net capital gains during our initial years of operations. We may, however, declare and pay quarterly distributions which, in the aggregate, would be an estimate of the total net capital gains expected to be realized throughout the year.  During the pendency of our continuous public offering, we may also declare and pay quarterly distributions in an amount reflecting all or a portion of any net unrealized appreciation on investments recorded on our books which, depending on the timing and amount of actual realization, may represent a return of capital.

Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from our continuous public offering or realized any net capital gains from the disposition of our investments, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever.  Distributions that represent a return of capital may lower your tax basis in our shares, or may be treated as a gain from the sale of such shares to the extent that such distributions exceed the basis in such shares, and reduce the amount of funds we have for investment in targeted assets.  However, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

We will have broad discretion over the use of proceeds of the funds we raise from investors and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of the funds we raise from investors and may use the net proceeds in ways with which stockholders may not agree, or for purposes other than those contemplated at the time of the capital raising. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of the funds we raise from investors, pending full investment by us in portfolio companies, are used to pay operating expenses.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us several months before we have raised sufficient funds to invest the proceeds of this offering in securities meeting our investment objective and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

The purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price.

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 200,000,000 shares of common stock. Pursuant to our charter, a majority of our entire Board of Directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. Although we have no present intention to do so until we have fully invested the proceeds of this offering, after your purchase in this offering, our Board of Directors may elect to sell additional shares in this or future public offerings or issue equity interests in private offerings. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Our ability to successfully conduct this offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

The dealer manager for this offering is Andrews Securities, LLC, or our “dealer manager.” The success of this offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities brokers-dealers and other agents. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our prospective portfolio investments, our industry, our beliefs, and our assumptions.  The forward-looking statements contained in this prospectus may include statements as to:

•	Our future operating results;

•	Our business prospects and the prospects of our portfolio companies;

•	The impact of the investments that we expect to make;

•	The ability of our portfolio companies to achieve their objectives;

•	Our expected financings and investments;

•	The adequacy of our cash resources and working capital; and

•	The timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (i) $50 million worth of shares of common stock, or 5,000,000 shares (assuming a purchase price of $10.00 per share), which represents the amount we expect to sell by March 31, 2011, and (ii) the maximum number of shares registered in this offering, or 10,000,000 shares (assuming a purchase price of $10.00 per share). The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make portfolio investments in accordance with our investment objective and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance that we will be able to sell all of the shares we are presently offering.  If we sell only a portion of the shares offered hereby, we may be unable to achieve our investment objective or to provide some level of diversification to our portfolio.

In addition, we anticipate that it will take us up to twelve to twenty-four months after conclusion of this offering to invest substantially all of the net proceeds of the offering in accordance with our investment strategy, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, our ability to pay distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner.  The management fee payable to Keating Investments by us will not be reduced while our assets are invested in such securities.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates.  The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$50 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$50,000,000	100.00%	$100,000,000	100.00%
Less:
Selling Commission	$3,500,000	7.00%	$7,000,000	7.00%
Dealer Manager Fee	$1,500,000	3.00%	$3,000,000	3.00%
Offering Expenses	$750,000	1.50%	$1,000,000	1.0%
Net Proceeds/Amount Available for Investments	$44,250,000	88.50%	$89,000,000	89.00%

As of May 20, 2010, we have sold 496,169 shares of common stock for gross proceeds of $4,932,986 in this offering, and all shares have been sold at prices between $9.30 and $10.00, depending on the amount of commissions waived by the dealer manager.

DISTRIBUTIONS

We have not paid any dividends or distributions since our inception.  Our Board of Directors will determine the payment of any distributions in the future.  We intend to declare and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which we have raised at least $10 million from the sale of shares in our continuous public offering to investors not affiliated with us or Keating Investments.  We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions.

Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from our continuous public offering or realized any net capital gains from the disposition of our portfolio company investments, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever.  Distributions that represent a return of capital may lower your tax basis in our shares, or may be treated as a gain from the sale of such shares to the extent that such distributions exceed the basis in such shares, and reduce the amount of funds we have for investment in targeted assets.  However, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

Although our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we seek to acquire in such companies, we may also generate current income from the interest and preferred dividends on such convertible debt and convertible preferred securities, respectively, prior to their conversion.  However, we can give no assurance that we will be able to make investments in portfolio companies that will generate interest or dividend income.  While we may receive investment income in the form of interest and dividends from our portfolio company investments prior to conversion, such investment income is not likely to exceed our operating expenses, in which case we do not expect to generate net ordinary income which would be available for distribution to our stockholders in the near future.  Until our capital base substantially increases and additional portfolio company investments can be made, we do not expect that our interest and dividend income from portfolio company investments would be sufficient to generate net ordinary income.  However, when and if we are able to generate net ordinary income, we intend to distribute such net ordinary income to stockholders.

Because net ordinary income may not be generated in the near future, we expect that our primary source of distributions will be from net capital gains realized from the sale of our portfolio company investments.  Distributions from realized net capital gains will typically be declared and paid at least once each year by December 31st.

The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter.  However, we may declare and pay quarterly distributions which, in the aggregate, would be an estimate of the total net capital gains expected to be realized throughout the year.  During the pendency of our continuous public offering, we may also declare and pay quarterly distributions in an amount reflecting all or a portion of any net unrealized appreciation on investments recorded on our books which, depending on the timing and amount of actual realization, may represent a return of capital.

We may have substantial fluctuations in our quarterly distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of one to three years and we may not generate any realized net capital gains during our initial years of operations.  Our ability to pay distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever. In the event that we encounter delays in locating suitable investment opportunities or in selling our portfolio investments, we may pay all or a substantial portion of our distributions from the proceeds of the sales of our common stock in anticipation of future cash flow, which may constitute a return of our stockholders’ capital.

In addition, although we currently intend to distribute realized net long-term capital gains (net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.”

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We are currently taxable as a C corporation.  We intend to operate so as to qualify as, and to elect to be treated as, a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and we intend to make this RIC election with the filing of our U.S. federal income tax return for 2010, which election would be retroactive to January 1, 2010.  We also intend to qualify annually thereafter as a RIC. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our investment company taxable income. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Our current intention is to make any distributions in the form of additional shares of our common stock under our dividend reinvestment plan, unless you elect to receive your distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

All distributions will be paid at the discretion of our Board of Directors and will depend on our net ordinary income and realized net capital gains, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure that we will pay distributions to our stockholders in the future.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with our financial statements and the related notes and schedules thereto.

Overview

We were incorporated on May 9, 2008 under the laws of the State of Maryland and filed an election to be regulated as a business development company under the 1940 Act on November 20, 2008.

We seek to invest principally in equity securities, including convertible preferred securities, and other debt securities convertible into equity securities, of primarily non-public U.S.-based companies. Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our portfolio investments.  In accordance with our investment objective, we seek to provide capital principally to U.S.-based, private companies with an equity value of less than $250 million, which we refer to as “micro-cap companies” and US.-based, private companies with an equity value of between $250 million and $1 billion, which we refer to as “small-cap companies.”  Our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we may acquire in such companies.  However, we anticipate that a portion of our investments at any given time will include a component of interest or dividends, which we believe will provide us with current yield, in addition to the potential for capital appreciation. We may also make investments on an opportunistic basis in U.S.-based publicly-traded companies with market capitalizations of less than $250 million, as well as foreign companies that otherwise meet our investment criteria, subject to certain limitations imposed under the 1940 Act.

Our investments will generally take the form of either “sponsored deals” or “financing participation deals.” In a sponsored deal, we are generally the lead or primary investor, and are principally responsible for setting the terms and conditions of the investment, establishing the going public process, milestones and timing, generally assisting the portfolio company in raising any additional capital from co-investors and providing going public assistance and guidance. While we may in certain circumstances make an initial seed investment in prospective portfolio companies in sponsored deals, we typically attempt to avoid the risk associated with an initial seed investment where the potential portfolio company may abandon the going public process due to its inability or unwillingness to undertake and complete the audit, governance and other requirements to become public. We also believe it is important for a potential portfolio company to demonstrate its commitment to the going public process by funding any upfront legal and audit costs. All of the investment process steps set forth below will typically be applicable in a sponsored deal.

In a financing participation deal, typically we participate in a current private offering round being self-underwritten by the potential portfolio company or distributed by placement agents. Typically, the terms of a financing participation deal, which are generally already established consistent with a financing intended to be the last financing round prior to a traditional initial public offering, or pre-IPO financing, have already been established by the issuer and/or the placement agent.  In these types of deals, we generally are dealing with existing management and principal investors with a greater level of public company experience or knowledge and an expectation to go public within our targeted time frame.

Financing participation deals arise when we have the opportunity to participate in current pre-IPO financing rounds of later stage, venture capital-backed private companies that otherwise meet our investment criteria.  In these transactions, we are able to focus our investment process on a single investment, eliminating the need for an initial investment to fund certain upfront going public costs in a prospective portfolio company.

In financing participation deals, we believe we are generally able to avoid the risk associated with an initial seed investment where the potential portfolio company may abandon the going public process due to its inability or unwillingness to undertake and complete the audit, governance and other requirements to become public. We also believe it is important for a potential portfolio company to demonstrate its commitment to the going public process by funding any upfront legal and audit costs.  Our belief is that potential portfolio companies which meet our investment criteria will generally be able and willing to fund these upfront going public costs or will have already substantially completed certain audit and governance requirements.  Financing participation deals, which typically do not require us to seek co-investors, are also attractive to us while our investment size is limited as we attempt to increase our capital base.  Unlike sponsored deals, certain of the investment process steps may not be applicable to financing participation deals as identified below.

In a financing participation deal, we will typically make a single investment, principally consisting of convertible debt, convertible preferred stock or other equity, after we are satisfied that a potential portfolio company is committed to and capable of becoming public and obtaining a senior exchange listing within our desired timeframes and has substantially completed certain audit and governance requirements to our satisfaction prior to the closing of our investment.

While we have specifically identified sponsored deals and financing participation deals, we believe there may be other types of investment opportunities which may not have the specific characteristics of a sponsored deal or financing participation deal, but which may still meet our general investment criteria and which are still relevant to our focus on micro-cap and small-cap companies capable of and committed to becoming public.  We may make investments in such portfolio companies on an opportunistic basis.  In all cases, we expect our portfolio companies will generally be able to file a registration statement with the SEC within three to twelve months after our investment and will generally be able to obtain an exchange listing within twelve to eighteen months after our investment.

In evaluating both sponsored and financing participation deals, we utilize an investment process focused on the following factors.

•
Qualification. We obtain information from the potential portfolio company’s management, conduct a preliminary evaluation of threshold issues and make a determination as to whether the opportunity is qualified and deserving of additional investigation.

•
Evaluation. We undertake an in-depth evaluation of the opportunity with primary focus on understanding the business, historical and projected financial information, industry, competition and valuation to ascertain whether we have interest in pursuing the investment.

•
Report Preparation. We prepare an internal investment report which discusses our evaluation findings and recommendations, together with an internal valuation report outlining our acceptable valuation ranges for an investment.

•	Approval. Our investment adviser’s Investment Committee reviews the investment and valuation reports and, when appropriate, approves the investment subject to completion of satisfactory due diligence.
•
Term Sheet.  We prepare, negotiate and execute a term sheet with the portfolio company which, among other things, will establish the due diligence process and set a transaction closing time table (including the achievement of going public milestones).  This step is not applicable to our financing participation deals since the terms and conditions of such an investment have typically already been set by the portfolio company.

•	Due Diligence. We conduct an on-site diligence visit and complete the gathering and review of diligence materials.
•
Co-Investment Documents.  As required, we assist the portfolio company in the review, revision and preparation of a confidential business memorandum, company investment PowerPoint presentation and executive summary that will be used by us to approach co-investors on a selected basis or by the portfolio company and its placement agents to undertake a private placement offering.  This step is typically not applicable to our financing participation deals as these documents or comparable information will normally already be available.

•
Governance.  We establish, and assist the portfolio company in satisfying, certain governance matters which may be required for an exchange listing and which we may designate as a condition to the closing of our investment (including the appointment of an independent board and the audit and compensation committees, the hiring of, or the engagement of an executive recruiter to conduct a search for, a qualified CFO, the engagement of a qualified independent auditor and completion of the audit).

•
Placement Agent. As required, we assist the portfolio company in identifying potential placement agents to raise additional capital beyond the investment amount we intend to provide.  This step is typically not applicable to our financing participation deals since either a placement agent will have already been engaged or the portfolio company will be handling the offering itself on a self-underwritten basis.

•
Capital Raising; Going Public Preparation.  We assist the portfolio company in monitoring the capital raising process, by introducing co-investors on a selected basis, and in achieving certain “going public” milestones which we may designate as a condition to the closing of our investment.  The capital raising portion of this step is typically not applicable to our financing participation deals; however, on a selected basis, we may introduce certain co-investors to the portfolio company.

•	Investment Closing. At closing, we make our investment, principally consisting of convertible debt or convertible preferred stock or other equity.

•
Completion of Going Public Process.  Following the closing of our investment, we will provide managerial assistance to the portfolio company in their completion of the going public process, as needed, within the general time frames set forth below:

•          For a Sponsored Deal:

(i) If we believe that the portfolio company is able to complete a traditional IPO based primarily on its revenue and profitability levels measured against recent comparable IPO transactions, which we refer to herein as “IPO qualified” or an “IPO qualified company,” we expect that the portfolio company will file a registration statement under the Securities Act within approximately nine months after closing and complete the IPO and obtain a senior exchange listing within approximately 15 months after closing.  If the portfolio company fails to complete an IPO within the 15-month time frame, the portfolio company is expected to file a registration statement under the Exchange Act and become a reporting company within 18 months after closing.

(ii) If we believe that the portfolio company is not IPO qualified at the time of our investment, we expect that the portfolio company will file a registration statement under the Exchange Act within three months after closing and obtain a junior or senior exchange listing within 15 months after closing.

•           For a Financing Participation Deal:

We expect that the portfolio company, which will typically be IPO qualified, will file a registration statement under the Securities Act within 12 months after closing and complete an IPO and obtain a senior exchange listing within 18 months after closing.

As an integral part of our investment, we intend to partner with our portfolio companies to become public companies that meet the governance and eligibility requirements for a listing on a U.S. Senior Exchange.  We will also consider listings by foreign portfolio companies on a Foreign Senior Exchange.  As a business development company, however, we cannot invest more than 30% of our assets in foreign investments.

We intend for our portfolio companies to go public either through the filing of a registration statement under the Securities Act or the Exchange Act.   For portfolio companies that we believe are IPO qualified, we expect these companies to go public by filing a registration statement under the Securities Act and completing an IPO.  For portfolio companies that are either not IPO qualified at the time of our investment or fail to complete an IPO under the Securities Act in a timely manner, we expect these companies to go public by filing a registration statement under the Exchange Act, which makes them a non-listed publicly reporting company initially.

In general, we seek to invest in micro-cap and small-cap companies that we believe will be able to file a registration statement with the SEC within approximately three to twelve months after our investment.  These registration statements may take the form of a registration statement under the Securities Act registering the primary sale of common stock of a portfolio company in an IPO, a registration statement registering the common stock of a portfolio company under the Exchange Act without a concurrent registered offering under the Securities Act, or a resale registration statement filed by a portfolio company under the Securities Act to register shares held by existing stockholders coupled with a concurrent registration of the portfolio company’s common stock under the Exchange Act.

We expect the common stock of our portfolio companies that are not IPO qualified at the time of our investment or fail to complete an IPO in a timely manner to typically be initially quoted on a junior exchange following the completion of the registration process, depending upon satisfaction of the applicable listing requirements.   We can provide no assurance, however, that the micro-cap and small-cap companies in which we invest will be able to successfully complete the SEC registration process, or that they will be successful in obtaining a listing on either a junior or senior exchange within the expected timeframe, if at all.  If, for any reason, a traditional IPO is unavailable due to either market conditions or an underwriter’s minimum requirements, we believe that we can provide each of our portfolio companies with an alternative and more certain solution to becoming public and obtaining an exchange listing through our investment adviser’s going public, aftermarket support and public markets expertise.

We intend to maximize our potential for capital appreciation by taking advantage of the premium we believe is generally associated with having a more liquid asset, such as a publicly traded security.  Specifically, we believe that a senior exchange listing, if obtained, will generally provide our portfolio companies with greater visibility, marketability, and liquidity than they would otherwise be able to achieve without such a listing.  Since we intend to be more patient investors, we believe that our portfolio companies may have an even greater potential for capital appreciation if they are able to demonstrate sustained earnings growth and are correspondingly rewarded by the public markets with a price-to-earnings (P/E) multiple appropriately linked to earnings performance.  We can provide no assurance, however, that the micro-cap and small-cap companies in which we invest will be able to achieve such sustained earnings growth, or that the public markets will recognize such growth, if any, with an appropriate market premium.

To the extent that we receive convertible debt instruments in connection with our investments, such instruments will likely be unsecured or subordinated debt securities. The convertible preferred stock we expect to receive in connection with our investments will typically be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies in which we invest.

Since we currently intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2010 taxable year, the size of our individual portfolio company investments will be restricted in order to comply with specified asset diversification requirements on a quarterly basis.   As a result, to comply with these diversification requirements, we expect that the size of our individual portfolio company investments will typically range from $250,000 to $500,000. However, we may invest more than this threshold in certain opportunistic situations, provided we do not invest more than 25% of the value of our assets (for up to 50% of our investment portfolio) in any portfolio company, to allow us to continue to qualify for RIC status.  We expect the size of our portfolio company investments to increase to the extent our capital base increases in the future.  In the event we determine not to elect to be treated as a RIC based on the results of our operations and other factors during our 2010 taxable year, there would be no limit on the size of our individual portfolio company investments.

We expect that our capital will primarily be used by our portfolio companies to finance organic growth.  To a lesser extent, our capital may be used to finance acquisitions and recapitalizations. Our investment adviser’s investment decisions are based on an analysis of potential portfolio companies’ management teams and business operations supported by industry and competitive research, an understanding of the quality of their revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.  Our investment adviser also assesses each potential portfolio company as to its appeal in the public markets, its suitability for achieving and maintaining public company status and its eligibility for a senior exchange listing.

We are externally managed by Keating Investments, an investment adviser registered under the Advisers Act.  As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  Keating Investments also provides us with the administrative services necessary for us to operate.

As a business development company, we are required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, we are required to invest at least 70% of our total assets in eligible portfolio companies.

Current Economic Environment

The U.S. economy continues to experience recessionary conditions, although there are some economic indicators which are showing signs of recovery.  During the past year, consumer confidence continued to deteriorate and unemployment figures increased.  The generally depressed economic situation, together with the limited availability of debt and equity capital, including through bank financing, will likely have a disproportionate impact on the micro-cap and small-cap companies we target for investment.  As a result, we may experience a reduction in attractive investment opportunities in prospective portfolio companies that fit our investment criteria.  In addition, micro-cap and small-cap companies in which we ultimately invest may be unable to pay us the interest or dividends on their convertible securities or repay their debt obligations to us, and the common stock which we may receive upon conversion of the convertible securities may have little or no value, resulting in the loss of all or substantially all of our investment in such micro-cap and small-cap companies.

Operating and Regulatory Structure

Our investment activities are managed by Keating Investments pursuant to an investment advisory and administrative services agreement (the “Investment Advisory and Administrative Services Agreement”).  Keating Investments was founded in 1997 and is an investment adviser registered under the Advisers Act.  The managing member and majority owner of Keating Investments is Timothy J. Keating.  Our investment adviser’s senior investment professionals are Timothy J. Keating, our President, Chief Executive Officer and Chairman of our Board of Directors, Ranjit P. Mankekar, our Chief Financial Officer, Treasurer and a member of our Board of Directors, Kyle L. Rogers, our Chief Operating Officer and Secretary and Frederic M. Schweiger, an executive officer of our investment adviser.  In addition, Keating Investments’ other investment professionals consist of two portfolio company originators, one analyst and a Chief Compliance Officer.  Under our Investment Advisory and Administrative Services Agreement with Keating Investments, we have agreed to pay Keating Investments, for its investment advisory services, an annual base management fee based on our gross assets as well as an incentive fee based on our performance.  In addition, Keating Investments previously agreed to defer a portion of the base management fee payable equal to 0.5% of our gross assets until we completed at least one investment in a portfolio company consistent with our investment strategy. On January 25, 2010, we completed a $1 million investment in the convertible preferred stock of NeoPhotonics, requiring a payment to Keating Investments of previously deferred base management fees totaling $20,502.  See “Investment Advisory and Administrative Services Agreement.”

Investment Portfolio and Activities

During the period from May 9, 2008 (Inception) through December 31, 2009, our investment portfolio consisted solely of money market investments and short-term certificate of deposit investments.  On January 25, 2010, we completed a $1 million investment in the Series X convertible preferred stock of NeoPhotonics, as further described in the table below.  At March 31, 2010, our Series X convertible preferred stock investment in NeoPhotonics was valued at $1,550,000, including $550,000 in unrealized appreciation based upon a fair value determination made in good faith by our Board of Directors. As of March 31, 2010, our investment in NeoPhotonics, valued at fair value, represents approximately 22% of our total assets.

Name and Address of Portfolio Company	Industry	Type of Investment	Shares	% of Class Held	Cost	Fair Value(1)
NeoPhotonics Corporation 2911 Zanker Road San Jose, CA 95134	Semiconductors & Related Devices	Series X Convertible Preferred Stock	10,000	2.2%	$1,000,000	$1,550,000

(1) As of March 31, 2010.

On April 15, 2010, NeoPhotonics filed a registration statement on Form S-1 with the SEC to register shares of its common stock in a planned initial public offering.  Based on information contained in its registration statement, NeoPhotonics intends to apply for a listing of its common stock on the New York Stock Exchange, and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. have been retained to act as lead underwriters for the planned initial public offering. In its registration statement, NeoPhotonics reports that it had approximately $155 million in revenue in 2009 and positive net income for the second half of 2009.

If NeoPhotonics’ initial public offering as currently reflected in its registration statement is completed, the Series X convertible preferred stock would be automatically converted into NeoPhotonics’ common stock at a conversion price equal to 50% of the final initial public offering price, which has not been disclosed in NeoPhotonics’ registration statement.  Upon conversion, the common stock we would be issued would be subject to a 6-month lock-up period following the completion of the initial public offering.  We can give no assurances that NeoPhotonics’ initial public offering will be completed and, if completed, when it may be completed and at what price and under what terms.

NeoPhotonics is a designer and manufacturer of photonic integrated circuit, or PIC, based modules and subsystems for bandwidth-intensive, high-speed communications networks. The rapid growth of bandwidth-intensive content, including High Definition (HD) and 3D video, music, social networking, video conferencing and other multimedia, is driving the demand for high-bandwidth products. The demand for bandwidth capacity is further intensified by the proliferation of network-attached devices, such as smartphones, laptops, netbooks, PCs, e-readers, televisions and gaming devices, that are enabling consumers to access bandwidth-intensive content anytime and anywhere over fixed and wireless networks, including 3G networks. NeoPhotonics’ products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks.

NeoPhotonics has a broad portfolio of over 300 products, including high-speed products that enable data transmission at 10Gbps, 40Gbps and 100Gbps, agility products such as ROADMs that dynamically allocate bandwidth to adjust for volatile traffic patterns, and access products that provide high-bandwidth connections to more devices and people over fixed and wireless networks. Its innovative PIC technology utilizes proprietary design elements that provide optical functionality on a silicon chip. PIC devices integrate many more functional elements than discretely packaged components, enabling increased functionality in a small form factor while reducing packaging and interconnection costs. In addition, the cost advantages of PIC-based components are driven by the economics of semiconductor wafer mass manufacturing, where the marginal cost of producing an incremental chip is much less than that of a discrete component.

Based on information contained in its registration statement, NeoPhotonics sells its products to the leading network equipment vendors globally, including ADVA AG Optical Networking Ltd., Alcatel-Lucent SA, Ciena Corporation (including its recent acquisition of Nortel’s Metro Ethernet Networks business), Cisco Systems, Inc., FiberHome Technologies Group, ECI Telecom Ltd., Telefonaktiebolaget LM Ericsson, Fujitsu Limited, Harmonic, Inc., Huawei Technologies Co., Ltd., Mitsubishi Electric Corporation, NEC Corporation, Nokia Siemens Networks B.V. and ZTE Corporation. According to its registration statement, NeoPhotonics reports that its largest customer in 2009, Huawei Technologies, represented 52.9% of its total revenue and its top ten customers represented 82.9% of its total revenue.

Other than our investment in NeoPhotonics’ Series X convertible preferred stock, our only formal relationship with NeoPhotonics is the managerial assistance we may provide upon request.  We do not “control” and are not an “affiliate” of NeoPhotonics, each as defined in the 1940 Act.  In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.  Other than our investment in NeoPhotonics’ Series X preferred stock, there is no other material business, professional, or family relationship between the officers and directors of us and our investment adviser, Keating Investments, on the one hand, and NeoPhotonics, its officers, directors and affiliates, on the other hand.

Since the closing of our initial private placement in November 2008, our investment adviser has reviewed over 200 companies that have generally met all, or most, of our investment criteria.  However, based upon further evaluation and investigation, our investment adviser determined not to invest in such companies based on their business prospects, management’s expectations about being a public company and other reasons.  As of May 12, 2010, there are two companies which we have qualified and are being actively reviewed by our investment adviser and an additional 29 companies that we believe may become qualified over the next 12 months which we continue to cultivate.

While this offering remains open, we expect our investment adviser will be issuing term sheets and completing investments in qualified portfolio companies.  We currently anticipate completing five to ten investments per year until all of the proceeds of our initial private placement and this offering have been invested. The consummation of each investment will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents.  We can provide no assurance that we will be able to meet our anticipated pace of investment.

Results of Operations

We were incorporated on May 9, 2008 and commenced operations in November 2008.  The principal measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments.  Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses.  Net realized gain (loss), if any,  is the difference between the net proceeds of sales of portfolio company securities and their stated cost.  Net unrealized appreciation (depreciation) from investments is the net change in the fair value of our investment portfolio.

Set forth below are the results of operations for the year ended December 31, 2009 and for the period from May 9, 2008 (Inception) to December 31, 2008, and for the three months ended March 31, 2010 and 2009.

Investment Income.   We have generated and will continue to generate limited investment income from the temporary investment of the net proceeds from our initial private placement and continuous public offering in high-quality debt investments that mature in one year or less.

For the year ended December 31, 2009, we earned interest income from certificate of deposit and money market investments of approximately $10,637. For the period from May 9, 2008 (Inception) to December 31, 2008, we earned interest and dividend income from money market investments of approximately $14,005.

For the three months ended March 31, 2010, we earned interest income from certificate of deposit and money market investments of approximately $5,725.  For the three months ended March 31, 2009, we earned interest and dividend income from money market investments of approximately $1,231.

We seek to invest principally in equity securities, including convertible preferred securities, and other debt securities convertible into equity securities, of primarily non-public U.S.-based micro-cap and small-cap companies.  If we invest in convertible debt securities, we expect that such securities will generally carry a market rate of interest, which interest will be payable monthly, quarterly, or in certain instances, annually, in cash.  We may, in certain instances, also require that all or a portion of the interest on the convertible debt securities be paid in advance from the proceeds thereof.  In the event that we do not receive advance payments of interest out of the proceeds of the convertible debt securities, there is no assurance that we will receive interest from our portfolio companies on a monthly, quarterly, or annual basis.

Our preferred equity investments may pay fixed or adjustable rate dividends and will generally have a “preference” over common equity in the payment of dividends and the liquidation of a portfolio company's assets. In order to be payable, distributions on such preferred equity must be declared by the portfolio company's Board of Directors.  Dividend income from preferred equity investments in portfolio companies is recorded as dividends are declared or at the point an obligation exists for a portfolio company to make a distribution.  However, there is no assurance that any such dividends will be declared or paid by a portfolio company.

No interest or dividend income from portfolio company investments was recorded for the year ended December 31, 2009 and for the period from May 9, 2008 (Inception) to December 31, 2008.   While we made our first portfolio company investment in the Series X convertible preferred stock of NeoPhotonics on January 25, 2010, no interest or dividend income from portfolio company investments was recorded or the three months ended March 31, 2010.

 From time to time, we may also generate other investment income comprised of fees for due diligence, structuring, transaction services, consulting services and management services rendered to portfolio companies and other third parties, which services are separately identifiable from our investments. During the three months ended March 31, 2010, we recorded $10,000 in other income representing a non-refundable due diligence fee received from a prospective portfolio company in December of 2009, which was initially recorded as deferred income and was subsequently recognized as income when the proposed investment transaction failed to close in February 2010.

Expenses.  Our primary operating expenses include the payment of: (i) investment advisory fees to our investment adviser, Keating Investments; (ii) the allocable portion of overhead and other expenses incurred by Keating Investments, as our administrator, in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee compensates our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Business – Investment Advisory and Administrative Services Agreement.”  We bear all other expenses of our operations and transactions, including, without limitation:

•	Costs of calculating our net asset value, including the cost of any third-party valuation services;

•	Costs of effecting sales and repurchases of shares of our common stock and other securities;

•	Fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	Costs related to organization and offerings;

•	Transfer agent and custodial fees;

•	Fees and expenses associated with marketing efforts;

•	Federal and state registration fees;

•	Any stock exchange listing fees;

•	Applicable federal, state and local taxes;

•	Independent directors’ fees and expenses;

•	Brokerage commissions;

•	Costs of proxy statements, stockholders’ reports and notices;

•	Fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	Direct costs such as printing, mailing, and long distance telephone;

•	Fees and expenses associated with independent audits and outside legal costs;

•	Costs associated with our reporting and compliance obligations under the 1940 Act, Sarbanes-Oxley Act, and applicable federal and state securities laws; and

•
All other expenses incurred by either Keating Investments or us in connection with administering our business, including payments under the Investment Advisory and Administrative Services Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

For the year ended December 31, 2009, we had operating expenses of $1,006,615, comprised of: (i) legal, accounting and other professional fees of $388,126; (ii) directors’ fees of $99,000; (iii) base management fees of $90,904; (iv) allocated administrative fees of $269,384; and (v) other general and administrative expenses of $159,201.

For the period from May 9, 2008 (inception) through December 31, 2008, we had operating expenses of $542,965, comprised of: (i) legal, accounting and other professional fees of $360,420; (ii) directors’ fees of $53,189; (iii) base management fees of $11,990; (iv) allocated administrative fees of $28,041; and (v) other general and administrative expenses of $89,325.

For the three months ended March 31, 2010, we had operating expenses of $325,257, comprised of: (i) legal, accounting and other professional fees of $137,204; (ii) directors’ fees of $26,250; (iii) base management fees of $26,548; (iv) allocated administrative fees of $74,470; and (v) other general and administrative expenses of $60,785.

For the three months ended March 31, 2009, we had operating expenses of $215,528 comprised of: (i) legal, accounting and other professional fees of $77,564; (ii) directors’ fees of $25,250; (iii) base management fees of $24,051; (iv) allocated administrative fees of $66,842; and (v) other general and administrative expenses of $21,821.

The increase in legal, accounting and other professional fees for the three months ended March 31, 2010 in comparison to the three months ended March 31, 2009 was primarily the result of (i) an increase in audit and audit related expenses of $18,426 arising primarily from differences in the timing of when such audit and audit related services were performed, and (ii) an increase in transfer agent expenses of $46,062 arising from our engagement of DST Systems, Inc. (“DST”) to serve as our transfer agent and registrar at a monthly minimum fee of $15,000 during our continuous public offering.  The increase in other general and administrative expenses for the three months ended March 31, 2010 in comparison to the three months ended March 31, 2009 was primarily the result of (i) an increase in printing/production and order fulfillment expenses of  $12,823 arising from the printing/production and delivery of newsletters, brochures, and other marketing materials used in our investment origination activities and for our continuous public offering, and (ii) an increase in travel and travel-related expenses of $20,191 related to our continuous public offering.

Net Investment Loss.  For the year ended December 31, 2009, our net investment loss totaled $995,978. For the period from May 9, 2008 (inception) through December 31, 2008, our net investment loss totaled $528,960.

For the three months ended March 31, 2010 and 2009, our net investment loss totaled $309,532 and $214,297, respectively.  The increase in net investment loss for the three months ended March 31, 2010, compared to the three months ended March 31, 2009, is primarily attributable to an increase in operating expenses resulting from increased legal and professional fees and other general and administrative expenses as discussed above.

Net Change in Unrealized Appreciation on Investments.  For the year ended December 31, 2009, and for the period from May 9, 2008 (inception) through December 31, 2008, there was no net change in unrealized appreciation on investments.

For the three months ended March 31, 2010 and 2009, the net change in unrealized appreciation on investments totaled $550,000 and $0, respectively.  The change in unrealized appreciation on investments during the three months ended March 31, 2010 was exclusively the result of $550,000 in unrealized appreciation on our Series X convertible preferred stock investment in NeoPhotonics, based upon a fair value determination made in good faith by our Board of Directors.   Upon sale of our $1,000,000 investment in NeoPhotonics, the value that is ultimately realized could be different from the $1,550,000 fair value currently reflected in our financial statements, and this difference could be material.

Net Increase (Decrease) in Net Assets Resulting From Operations.  For the year ended December 31, 2009, the net increase (decrease) in net assets resulting from operations was $(995,978), or $(1.75) per share.  For the period from May 9, 2008 (inception) through December 31, 2008, the net increase (decrease) in net assets resulting from operations was $(528,960), or $(1.79) per share.

For the three months ended March 31, 2010 and 2009, the net increase (decrease) in net assets resulting from operations was $240,468, or $0.33 share, and $(214,297) or $(0.38) per share, respectively.  The net increase in net assets resulting from operations is primarily attributable to the $550,000 in unrealized appreciation on our investment in NeoPhotonics recorded for the three months ended March 31, 2010.

Net Increase (Decrease) in Net Asset Value Per Share and Total Return.  The table below sets forth the net increase (decrease) in net asset value per share and a total return calculated for each of the periods presented.  Since there were no market quotations available for the Company's shares during each of the periods presented, total return cannot be calculated based on market value.  Accordingly, the total return calculations for each of the periods presented are based solely on the changes in the Company's net asset values during each such period.

				Period from
	Three	Three		May 9, 2008
	Months Ended	Months Ended	Year Ended	(Inception) to
	March 31,	March 31,	December 31,	December 31,
	2010	2009	2009	2008

Per Common Share Data
Net asset value, beginning of period	$6.53	$8.27	$8.27	$-

Net increase (decrease) in net assets resulting from operations (1)	0.33	(0.37)	(1.74)	(0.93)
Net increase in net assets from capital stock transactions	0.75	-	-	9.20

Net increase (decrease) in net asset value during period	1.08	(0.37)	(1.74)	8.27

Net asset value, end of period	$7.61	$7.90	$6.53	$8.27

Total return based on change in net asset value (2)(3)(4)	16.54%	-4.47%	-21.04%	-11.08%

(1)
Net increase (decrease) in net assets resulting from operations per share for the three months ended March 31, 2009 and for the year ended December 31, 2009 include rounding adjustments to reconcile the change in net asset value per share for each period.

(2)
The total return calculations for the periods presented above were based solely on the changes in the Company's net asset values. During the periods presented above, no distributions were paid with respect to the Company's shares. For the three months ended March 31, 2010 and 2009, total return has not been annualized.

(3)
Total return for the period from May 9, 2008 (inception) through December 31, 2008 was calculated as the change in net asset value based on an initial investment at $9.30 per share (which represents the offering price per share in the Company's initial private placement, net of placement agent commissions) to the net asset value per share on December 31, 2008, divided by the initial private placement price of $9.30 per share.

(4)
Total return for the three months ended March 31, 2010 and 2009 and for the year ended December 31, 2009 was calculated as the change in net asset value for each period, divided by the net asset value per share at the beginning of each period.

Financial Condition, Liquidity and Capital Resources

In our initial private placement which was completed on November 12, 2008, we sold 569,800 shares of common stock at a price per share of $10.00, resulting in gross proceeds of $5,698,000 and net proceeds of $5,243,434 after payment of $454,566 in placement agent commissions and other offering costs.

On June 11, 2009, we commenced a continuous public offering pursuant to which we intend to sell from time to time up to 10 million shares of our common stock, at an initial offering price of $10.00 per share, adjusted for volume discounts and commission waivers, for a period ending on March 31, 2011, or such later date if our Board of Directors elects to extend this offering, but not later than June 30, 2011.  There can be no assurance that we will be able to sell all of the shares we are presently offering.  As of December 31, 2009, no shares of common stock had been sold and no proceeds had been received from our continuous public offering.  During the three months ended March 31, 2010, we sold 344,615 shares of common stock under our continuous public offering at an average price of approximately $9.99 per share, resulting in gross proceeds of $3,441,936 and net proceeds of $3,101,536 after payment of $340,400 in dealer-manager fees and commissions.  On April 30, 2010, we sold an additional 151,554 shares of common stock under our continuous public offering at an average price of approximately $9.94 per share, resulting in gross proceeds of $1,491,050 and net proceeds of $1,363,988, after payment of $127,062 in dealer-manager fees and commissions.

The following table summarizes the sales of our common stock under our continuous public offering by closing date since the offering commenced on June 11, 2009:

				Dealer Manager
	Shares	Average Price	Gross	Fees and	Net
Date	Sold (1)	Per Share (1)	Proceeds	Commissions	Proceeds

January 11, 2010 (first closing)	114,695	$10.00	$1,146,500	$114,243	$1,032,257
February 1, 2010	54,638	9.99	546,000	54,261	491,739
March 1, 2010	53,914	9.94	535,750	50,527	485,223
March 26, 2010	121,368	10.00	1,213,686	121,369	1,092,317
April 30, 2010	151,554	9.94	1,491,050	127,062	1,363,988

	496,169	$9.94	$4,932,986	$467,462	$4,465,524

(1) All shares were sold at a price of either $9.30 or $10.00, depending on whether sales commissions were waived by the dealer manager.

We plan to invest the net proceeds remaining from our initial private placement and the net proceeds from our continuous public offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus.  We anticipate that it will take us up to 12 to 24 months after conclusion of the continuous public offering to invest substantially all of the proceeds from the continuous public offering in accordance with our investment strategy and depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

We did not finalize or fund any portfolio company investments during 2008 or 2009.  On January 25, 2010, we completed a $1 million investment in the Series X convertible preferred stock of NeoPhotonics.  We anticipate making five to ten investments per year depending upon the amount of capital we have available for investment and on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Prior to investing in debt and equity securities of portfolio companies, we will invest the net proceeds from our initial private placement and continuous public offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving from investments in debt and equity securities of our target portfolio companies. However, we can give no assurance that we will be able to make investments in portfolio companies that will generate interest or dividend income. As a result, our ability to pay distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner.

We currently generate cash primarily from the net proceeds of our continuous public offering and our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses. Until our capital base substantially increases and additional portfolio company investments can be made, we do not expect that our interest and dividend income from portfolio company investments would be sufficient to generate net ordinary income in the near future. Because net ordinary income may not be generated in the near future, we expect that our primary source of distributions will be from net capital gains realized from the sale of our portfolio company investments.  The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter.

However, we may declare and pay quarterly distributions which, in the aggregate, would be an estimate of the total net capital gains expected to be realized throughout the year.  During the pendency of our continuous public offering, we may also declare and pay quarterly distributions in an amount reflecting all or a portion of any net unrealized appreciation on investments recorded on our books which, depending on the timing and amount of actual realization, may represent a return of capital. Our distributions may exceed net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from our continuous public offering or realized any net capital gains from the disposition of our investments, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever.  Distributions that represent a return of capital may lower your tax basis in your shares, or may be treated as a gain from the sale of such shares to the extent that such distributions exceed the basis in such shares, and reduce the amount of funds we have for investment in targeted assets.  However, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

As of December 31, 2009, we had cash resources of approximately $3,368,000 and no indebtedness other than accounts payable and accrued expenses incurred in the ordinary course of business of approximately $154,000 and management fees payable to Keating Investments of approximately $29,000.  As of December 31, 2008, we had cash resources of approximately $4,779,000 and no indebtedness other than accounts payable and accrued expenses incurred in the ordinary course of business of approximately $83,000, and management fees payable to Keating Investments of approximately $12,000.

As of December 31, 2009, our cash resources included $3,000,000 invested in certificates of deposit with original maturities of four weeks (maturing on January 7, 2010) which have been valued by us at amortized cost as of December 31, 2009.  The remainder of our cash resources of approximately $368,000 was held in depository accounts at Steele Street Bank & Trust, which serves as our custodian.   As of December 31, 2009, we had no investments in debt or equity securities of private or public companies.  As of December 31, 2008, our cash resources included approximately $4,411,000 invested in the Goldman Sachs Financial Square Treasury Instruments Fund, a money market mutual fund holding primarily short-term U.S. Treasury securities, and approximately $368,000 was held in depository accounts at Steele Street Bank & Trust.

As of December 31, 2009, we had net assets of $3,719,496 and, based on 569,900 shares of common stock outstanding, a net asset value per common share of approximately $6.53.  As of December 31, 2008, we had net assets of $4,715,474 and, based on 569,900 shares of common stock outstanding, a net asset value per common share of approximately $8.27.

As of March 31, 2010, we had cash resources of approximately $5,101,000 and no indebtedness other than accounts payable and accrued expenses incurred in the ordinary course of business of approximately $83,000 and management fees, administrative fees and reimbursable expenses payable to Keating Investments of approximately $110,000.  As of December 31, 2009, we had cash resources of approximately $3,368,000 and no indebtedness other than accounts payable and accrued expenses incurred in the ordinary course of business of approximately $69,000, and management fees, administrative fees and reimbursable expenses payable to Keating Investments of approximately $115,000.

As of March 31, 2010, our cash resources included $3,600,000 invested in certificates of deposit with original maturities of four weeks (maturing on April 1, 2010) which have been valued by us at amortized cost as of March 31, 2010.  The remainder of our cash resources of approximately $1,501,000 was held in depository accounts at Steele Street Bank & Trust, which serves as our custodian.  As of December 31, 2009, our cash resources included $3,000,000 invested in certificates of deposit with original maturities of four weeks (maturing on January 7, 2010) which have been valued by us at amortized cost as of December 31, 2009.  The remainder of our cash resources of approximately $368,000 was held in depository accounts at Steele Street Bank & Trust, which serves as our custodian.

As of March 31, 2010, we had net assets of $6,959,572 and, based on 914,515 shares of common stock outstanding, a net asset value per common share of approximately $7.61.  As of December 31, 2009, we had net assets of $3,719,496 and, based on 569,900 shares of common stock outstanding, a net asset value per common share of approximately $6.53.

On April 30, 2010, we sold 151,554 shares of common stock under our continuous public offering at an average price of approximately $9.94 per share, resulting in gross proceeds of $1,491,050 and net proceeds of $1,363,988, after payment of $127,062 in dealer-manager fees and commissions.  As a result, since commencing our continuous public offering, we have sold 496,169 shares of common stock for gross proceeds of $4,932,986. The following table summarizes the sales of our common stock by closing date since we commenced our continuous public offering:

	Shares Sold (1)	Average Price per Share (1)	Gross Proceeds
January 11, 2010 (first closing)	114,695	$10.00	$1,146,500
February 1, 2010	54,638	9.99	546,000
March 1, 2010	53,914	9.94	535,750
March 26, 2010	121,368	10.00	1,213,686
April 30, 2010	151,554	9.94	1,491,050
	496,169	$9.94	$4,932,986

(1)	All shares were sold at prices between $9.30 and $10.00, depending on the amount of commissions waived by the dealer manager.

Distribution Policy

We have not paid any dividends or distributions since our inception.  Our Board of Directors will determine the payment of any distributions in the future.  We intend to declare and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which we have raised at least $10 million from the sale of shares in our continuous public offering to investors not affiliated with us or Keating Investments.  We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions.

Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from our continuous public offering or realized any net capital gains from the disposition of our portfolio company investments, and we can give no assurance as to when we will begin to realize any net capital gains from the sale of our portfolio company investments, if ever.  Distributions that represent a return of capital may lower your tax basis in our shares, or may be treated as a gain from the sale of such shares to the extent that such distributions exceed the basis in such shares, and reduce the amount of funds we have for investment in targeted assets.  However, we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our total invested capital (i.e., the total gross proceeds received from the sale of our common stock).

Although our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we seek to acquire in such companies, we may also generate current income from the interest and preferred dividends on such convertible debt and convertible preferred securities, respectively, prior to their conversion. However, we can give no assurance that we will be able to make investments in portfolio companies that will generate interest or dividend income.    While we may receive investment income in the form of interest and dividends from our portfolio company investments prior to conversion, such investment income is not likely to exceed our operating expenses, in which case we do not expect to generate net ordinary income which would be available for distribution to our stockholders in the near future.  Until our capital base substantially increases and additional portfolio company investments can be made, we do not expect that our interest and dividend income from portfolio company investments would be sufficient to generate net ordinary income.  However, when and if we are able to generate net ordinary income, we intend to distribute such net ordinary income to stockholders.

Because net ordinary income may not be generated in the near future, we expect that our primary source of distributions will be from net capital gains realized from the sale of our portfolio company investments.  Distributions from realized net capital gains will typically be declared and paid at least once each year by December 31st.

The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter.  However, we may declare and pay quarterly distributions which, in the aggregate, would be an estimate of the total net capital gains expected to be realized throughout the year.  During the pendency of our continuous public offering, we may also declare and pay quarterly distributions in an amount reflecting all or a portion of any net unrealized appreciation on investments recorded on our books which, depending on the timing and amount of actual realization, may represent a return of capital.

We may have substantial fluctuations in our quarterly distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of one to three years and we may not generate any realized net capital gains during our initial years of operations.  Our ability to pay distributions in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner, and we can give no assurance as to when we will begin to realize any gains from the sale of our portfolio company investments, if ever. In the event that we encounter delays in locating suitable investment opportunities or in selling our portfolio investments, we may pay all or a substantial portion of our distributions from the proceeds of the sales of our common stock in anticipation of future cash flow, which may constitute a return of our stockholders’ capital.

We are currently taxable as a C corporation.  We intend to operate so as to qualify as, and to elect to be treated as, a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and we intend to make this RIC election with the filing of our U.S. federal income tax return for 2010, which election would be retroactive to January 1, 2010.  We also intend to qualify annually thereafter as a RIC.  To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our investment company taxable income.  In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years.

In addition, after the effective date of our election to be taxable as a RIC, we currently intend to distribute realized net capital gains, if any, at least annually; however, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to our stockholders. If this happens, our stockholders will be treated as if they had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, our stockholders would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them.  We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.  To the extent we conduct an offering prior to the time our shares become publicly traded, we expect to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the dividend reinvestment plan until such offering concludes. In such cases, we expect that reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in any such offering at the closing immediately following the distribution payment date.

After conclusion of any such offering and until our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the net asset value per share of our common stock as most recently determined by our Board of Directors on or prior to the valuation date for such distribution. If and when our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on a U.S. Senior Exchange, if our shares are listed thereon, or the OTC Bulletin Board on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on a U.S. Senior Exchange or the OTC Bulletin Board, as applicable, or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices.

No action will be required on the part of a registered stockholder to have his, her or its cash distribution reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary will be able to receive distributions in cash by notifying their broker or other financial intermediary of their election.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

All distributions will be paid at the discretion of our Board of Directors and will depend on our net ordinary income and realized net capital gains, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure that we will pay distributions to our stockholders in the future. Our distributions may exceed our net ordinary income and realized net capital gains, especially during the period before we have substantially invested the proceeds from the sale of our common stock or before we realize any net capital gains on the sale of our portfolio company investments.

Contractual Obligations

We have entered into a contract under which we have material future commitments, the Investment Advisory and Administrative Services Agreement, pursuant to which Keating Investments agrees to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations. This agreement is terminable by either party upon proper notice. We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components - a base management fee and an incentive fee. We also reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

If our Investment Advisory and Administrative Services Agreement is terminated, our costs under a new agreement that we may enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Advisory and Administrative Services Agreement. Any new Investment Advisory and Administrative Services Agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

As of December 31, 2009 and March 31, 2010, we had no off-balance sheet arrangements.

Related Parties

We have a number of business relationships with affiliated or related parties.  We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments.  Timothy J. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the managing member and majority owner of Keating Investments.   Ranjit P. Mankekar, our Chief Financial Officer, Treasurer and a member of our Board of Directors, is also an executive officer of Keating Investments.  Kyle L. Rogers, our Chief Operating Officer and Secretary, is also an executive officer and member of Keating Investments.  Frederic M. Schweiger, though not an executive officer or director of ours, is an executive officer and member of Keating Investments. We have also entered into a license agreement with Keating Investments, pursuant to which Keating Investments has granted us a non-exclusive license to use the name “Keating.” In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments provides us with certain administrative services necessary to conduct our day-to-day operations.

Currently, our investment adviser’s senior investment professionals, Messrs. Keating, Mankekar, Rogers and Schweiger, and the additional administrative personnel currently retained by Keating Investments, do not serve as principals of other investment funds affiliated with Keating Investments; however, they may do so in the future. If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments. In the event that Keating Investments or its affiliates provide investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve any conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments. See “Risk Factors – Risks Relating to our Business and Structure – There are significant potential conflicts of interest which could impact our investment returns.”

We rely on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Although not currently contemplated, Keating Investments may in the future provide similar investment advisory services to other entities in addition to us.   As a result of these activities, Keating Investments, its employees and certain of its affiliates will have conflicts of interest in allocating their management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. In such case, Keating Investments and its employees may devote only as much of their time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.  This could result in actions that are more favorable to other affiliated entities than to us. In the event that Keating Investments provides investment advisory services to other entities, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement, that any conflicts are handled in a fair and equitable manner and that Keating Investments has sufficient personnel to discharge fully its responsibilities to all activities in which they are involved.

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

In addition, we have adopted a formal Code of Ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Finally, we pay Keating Investments our allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, which creates conflicts of interest that our Board of Directors must monitor.

Information concerning related party transactions is included in the financial statements and related notes, appearing elsewhere in this prospectus. See “Certain Relationships and Related Party Transactions.”

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of portfolio investments. The most significant estimate inherent in the preparation of our financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation.  As of March 31, 2010 and December 31, 2009, approximately 22% and 0%, respectively, of our total assets represented investments in portfolio companies valued at fair value.  Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis.

We will determine the fair value of our debt investments by reference to the principal or most advantageous market in which these debt investments could be sold. Market participants generally have a strategic premise for these investments, and anticipate the sale of the company, recapitalization or initial public offering as the realization/liquidity event. The fair value, or exit price, for a debt instrument would be the hypothetical price that a market participant would pay for the instrument, using a set of assumptions that are aligned with the criteria that we would use in originating a debt investment in this market, including credit quality, interest rate, maturity date, conversion ratio and overall yield, and considering the prevailing returns available in this market. In general, we consider enterprise value an important element in the determination of fair value, because it represents a metric that may support the recorded value, or which, conversely, would indicate if a credit-related markdown is appropriate. We also consider the specific covenants and provisions of each investment which may enable us to preserve or improve the value of the investment. In addition, the trends of the portfolio company’s basic financial metrics from the time of the original investment until the measurement date are also analyzed; material deterioration of these metrics may indicate that a discount should be applied to the debt investment, or a premium may be warranted in the event that metrics improve substantially and the return is higher than required for such a profile under current market conditions.

The fair value of our equity investments for which market quotations are not readily available will be determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values will generally be discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.  Equity investments for which market quotations are readily available will generally be valued at the most recently available closing market price.

Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we will analyze its historical and projected financial results, as well as the nature and value of collateral, if any. We will also use industry valuation benchmarks and public market comparables.  We will also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process.

The following is a description of the steps we will take each quarter to determine the value of our portfolio investments. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process begins with each portfolio company or investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment;

•	A nationally recognized third-party valuation firm engaged by our Board of Directors will review these preliminary valuations;

•
Our Valuation Committee will review the preliminary valuations and our investment adviser and the nationally recognized third-party valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•
Our Board of Directors will discuss valuations and will determine, in good faith, the fair value of each investment in our portfolio for which market quotations are not readily available based on the input of our investment adviser, the nationally recognized third-party valuation firm, and our Valuation Committee.

Determination of fair values involves subjective judgments and estimates. Accordingly, this critical accounting policy expresses the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between our cost basis in the investment at the disposition date and the net proceeds received from such disposition.  Realized gains and losses on investment transactions are determined by specific identification.  Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Interest and Dividend Income. Interest income from debt investments in portfolio companies is recorded on an accrual basis to the extent such amounts are expected to be collected, and accrued interest income is evaluated periodically for collectability.  Debt investments are placed on non-accrual status when principal or interest payments are past due 60 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status.  Non-accrual debt investments are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Interest income from debt investments may contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, will be added to the principal balance of the debt and recorded as interest income. The actual collection of this interest may be deferred until the time of debt principal repayment.

Our preferred equity investments may pay fixed or adjustable rate dividends and will generally have a “preference” over common equity in the payment of dividends and the liquidation of a portfolio company's assets. In order to be payable, distributions on such preferred equity must be declared by the portfolio company's Board of Directors.  Dividend income from preferred equity investments in portfolio companies is recorded when dividends are declared or at the point an obligation exists for a portfolio company to make a distribution.

Other Income. Other income is comprised of fees, if any, for due diligence, structuring, transaction services, consulting services and management services rendered to portfolio companies and other third parties.  For services that are separately identifiable from our investment, income is recognized as earned, which is generally when the investment or other applicable transaction closes, or when the services are rendered if payment is not subject to the closing of an investment transaction.

Unearned Income. Origination, closing and/or commitment fees specifically associated with debt investments in portfolio companies are initially deferred and subsequently accreted into interest income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, we record any prepayment penalties and unamortized loan origination, closing and commitment fees as part of interest income.

Deferred Offering Costs. Deferred offering costs are comprised of expenses directly related to the continuous public offering of our common stock that were previously deferred and which are currently being charged against the gross proceeds of the offering, as a reduction to additional paid-in capital, on a straight-line basis beginning with the first common stock issuance and closing on January 11, 2010 and continuing through the expiration of the offering period on March 31, 2011.  Offering expenses incurred subsequent to January 11, 2010 associated with maintaining the effective status of the continuous public offering (i.e., legal, accounting, printing and blue sky) are expensed as incurred while other discretionary offering expenses are capitalized and subsequently charged against the gross proceeds of the offering on a straight-line basis over the remaining term of the offering.

Federal Income Taxes. We are currently taxable as a C Corporation.  We intend to operate so as to qualify as, and to elect to be treated as, a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and we intend to make this RIC election with the filing of our U.S. federal income tax return for 2010, which election would be retroactive to January 1, 2010.  We also intend to qualify annually thereafter as a RIC. If we do not meet the criteria to qualify as a RIC for our 2010 taxable year or thereafter, we will be taxed as a regular corporation under Subchapter C of the Code. We intend to operate so as to qualify to be taxed as a RIC and, as such, to not be subject to federal income tax on the portion of our net ordinary income and realized net capital gains distributed to stockholders. To qualify for RIC tax treatment, we are required to annually distribute at least 90% of our investment company taxable income.

At December 31, 2009, we had net operating loss carryforwards of approximately $1,250,000 which expire beginning in 2028 and which may be used to offset future taxable income as long as we remain taxable as a C corporation in future taxable years.  These net operating loss carryforwards can no longer be utilized by us upon our election to be treated as RIC for U.S. federal income tax purposes, which we currently intend to do beginning with our 2010 taxable year.

 Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Developments

On April 28, 2010, we filed a definitive proxy statement with the SEC for our 2010 Annual Meeting of Stockholders to be held on May 21, 2010.  Among other things, we submitted three proposals to our stockholders to amend our charter.  The first proposal is to amend our charter to specify that one of the lawful activities in which we may engage includes conducting and carrying on the business of a business development company under the 1940 Act.  Currently, our charter provides that the purpose for which we are formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland.  The second proposal is to amend our charter to require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders.  Currently, our charter provides that our directors are divided into three classes and each class of directors holds office for staggered three-year terms.  The third proposal is to amend our charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  Currently, our charter provides that directors may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.  The three amendments to our charter were approved by our stockholders at our 2010 Annual Meeting of Stockholders held on May 21, 2010.

On April 30, 2010, we sold 151,554 shares of common stock under our continuous public offering at an average price of approximately $9.94 per share, resulting in gross proceeds of $1,491,050 and net proceeds of $1,363,988, after payment of $127,062 in dealer-manager fees and commissions.

BUSINESS

Background

We were incorporated on May 9, 2008 under the laws of the State of Maryland and we filed an election to be regulated as a business development company under the 1940 Act on November 20, 2008.  Keating Investments serves as our investment adviser and also provides us with the administrative services necessary for us to operate.

Congress created business development companies in 1980 in an effort to help public capital reach smaller and growing private and public companies.   We are designed to do precisely that.  We seek to make minority, non-controlling equity investments in private businesses that are seeking growth capital and that we believe are committed to, and capable of, becoming public, which we refer to as “public ready” or “primed to become public.”

We seek to invest principally in equity securities, including convertible preferred securities, and other debt securities convertible into equity securities, of primarily non-public U.S.-based companies. Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our portfolio investments.  In accordance with our investment objective, we seek to provide capital principally to U.S.-based, private companies with an equity value of less than $250 million, which we refer to as “micro-cap companies” and US.-based, private companies with an equity value of between $250 million and $1 billion, which we refer to as “small-cap companies.”  Our primary emphasis is to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we may acquire in such companies.  However, we anticipate that a portion of our investments at any given time will include a component of interest or dividends, which we believe will provide us with current yield, in addition to the potential for capital appreciation. We may also make investments on an opportunistic basis in U.S.-based publicly-traded companies with market capitalizations of less than $250 million, as well as foreign companies that otherwise meet our investment criteria, subject to certain limitations imposed under the 1940 Act.

Our investments will generally take the form of either “sponsored deals” or “financing participation deals.” In a sponsored deal, we are generally the lead or primary investor, and are principally responsible for setting the terms and conditions of the investment, establishing the going public process, milestones and timing, generally assisting the portfolio company in raising any additional capital from co-investors and providing going public assistance and guidance. While we may in certain circumstances make an initial seed investment in prospective portfolio companies in sponsored deals, we typically attempt to avoid the risk associated with an initial seed investment where the potential portfolio company may abandon the going public process due to its inability or unwillingness to undertake and complete the audit, governance and other requirements to become public. We also believe it is important for a potential portfolio company to demonstrate its commitment to the going public process by funding any upfront legal and audit costs. All of the investment process steps set forth below will typically be applicable in a sponsored deal.

In a financing participation deal, typically we participate in a current private offering round being self-underwritten by the potential portfolio company or distributed by placement agents. Typically, the terms of a financing participation deal, which are generally already established consistent with a financing intended to be the last financing round prior to a traditional initial public offering (“pre-IPO”), have already been established by the issuer and/or the placement agent.  In these types of deals, we generally are dealing with existing management and principal investors with a greater level of public company experience or knowledge and an expectation to go public within our targeted time frame.

Financing participation deals arise when we have the opportunity to participate in current pre-IPO financing rounds of later stage, venture capital-backed private companies that otherwise meet our investment criteria.  In these transactions, we are able to focus our investment process on a single investment, eliminating the need for an initial investment to fund certain upfront going public costs in a prospective portfolio company.

In financing participation deals, we believe we are generally able to avoid the risk associated with an initial seed investment where the potential portfolio company may abandon the going public process due to its inability or unwillingness to undertake and complete the audit, governance and other requirements to become public. We also believe it is important for a potential portfolio company to demonstrate its commitment to the going public process by funding any upfront legal and audit costs.  Our belief is that potential portfolio companies which meet our investment criteria will generally be able and willing to fund these upfront going public costs or will have already substantially completed certain audit and governance requirements.  Financing participation deals, which typically do not require us to seek co-investors, are also attractive to us while our investment size is limited as we attempt to increase our capital base.  Unlike sponsored deals, certain of the investment process steps may not be applicable to financing participation deals as identified below.

In a financing participation deal, we will typically make a single investment, principally consisting of convertible debt, convertible preferred stock or other equity, after we are satisfied that a potential portfolio company is committed to and capable of becoming public and obtaining an exchange listing within our desired timeframes and has substantially completed certain audit and governance requirements to our satisfaction prior to the closing of our investment.

While we have specifically identified sponsored deals and financing participation deals, we believe there may be other types of investment opportunities which may not have the specific characteristics of a sponsored deal or financing participation deal, but which may still meet our general investment criteria and which are still relevant to our focus on micro-cap and small-cap companies capable of and committed to becoming public.  We may make investments in such portfolio companies on an opportunistic basis.  In all cases, we expect our portfolio companies will generally be able to file a registration statement with the SEC within three to twelve months after our investment and will generally be able to obtain an exchange listing within twelve to eighteen months after our investment.

In evaluating both sponsored and financing participation deals, we utilize an investment process focused on the following factors:

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Qualification. We obtain information from the potential portfolio company’s management, conduct a preliminary evaluation of threshold issues and make a determination as to whether the opportunity is qualified and deserving of additional investigation.

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Evaluation. We undertake an in-depth evaluation of the opportunity with primary focus on understanding the business, historical and projected financial information, industry, competition and valuation to ascertain whether we have interest in pursuing the investment.

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Report Preparation. We prepare an internal investment report which discusses our evaluation findings and recommendations, together with an internal valuation report outlining our acceptable valuation ranges for an investment.

•	Approval. Our investment adviser’s Investment Committee reviews the investment and valuation reports and, when appropriate, approves the investment subject to completion of satisfactory due diligence.
•
Term Sheet.  We prepare, negotiate and execute a term sheet with the portfolio company which, among other things, will establish the due diligence process and set a transaction closing time table (including the achievement of going public milestones).  This step is not applicable to our financing participation deals since the terms and conditions of such an investment have typically already been set by the portfolio company.

•	Due Diligence. We conduct an on-site diligence visit and complete the gathering and review of diligence materials.
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Co-Investment Documents.  As required, we assist the portfolio company in the review, revision and preparation of a confidential business memorandum, company investment PowerPoint presentation and executive summary that will be used by us to approach co-investors on a selected basis or by the portfolio company and its placement agents to undertake a private placement offering.  This step is typically not applicable to our financing participation deals as these documents or comparable information will normally already be available.

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Governance.  We establish, and assist the portfolio company in satisfying, certain governance matters which may be required for an exchange listing and which we may designate as a condition to the closing of our investment (including the appointment of an independent board and the audit and compensation committees, the hiring of, or the engagement of an executive recruiter to conduct a search for, a qualified CFO, the engagement of a qualified independent auditor and completion of the audit).

•
Placement Agent. As required, we assist the portfolio company in identifying potential placement agents to raise additional capital beyond the investment amount we intend to provide.  This step is typically not applicable to our financing participation deals since either a placement agent will have already been engaged or the portfolio company will be handling the offering itself on a self-underwritten basis.

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Capital Raising; Going Public Preparation.  We assist the portfolio company in monitoring the capital raising process, by introducing co-investors on a selected basis, and in achieving certain “going public” milestones which we may designate as a condition to the closing of our investment.  The capital raising portion of this step is typically not applicable to our financing participation deals; however, on a selected basis, we may introduce certain co-investors to the portfolio company.

•	Investment Closing. At closing, we make our investment, principally consisting of convertible debt or convertible preferred stock or other equity.
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Completion of Going Public Process.  Following the closing of our investment, we will provide managerial assistance to the portfolio company in their completion of the going public process, as needed, within the general time frames set forth below:

•          For a Sponsored Deal:

(i) If we believe that the portfolio company is able to complete a traditional IPO based primarily on its revenue and profitability levels measured against recent comparable IPO transactions, which we refer to herein as “IPO qualified” or an “IPO qualified company,” we expect that the portfolio company will file a registration statement under the Securities Act within approximately nine months after closing and complete the IPO and obtain a senior exchange listing within approximately 15 months after closing.  If the portfolio company fails to complete an IPO within the 15-month time frame, the portfolio company is expected to file a registration statement under the Exchange Act and become a reporting company within 18 months after closing.

(ii) If we believe that the portfolio company is not IPO qualified at the time of our investment, we expect that the portfolio company will file a registration statement under the Exchange Act within three months after closing and obtain a junior or senior exchange listing within 15 months after closing.

•          For a Financing Participation Deal:

We expect that the portfolio company, which will typically be IPO qualified, will file a registration statement under the Securities Act within 12 months after closing and complete an IPO and obtain a senior exchange listing within 18 months after closing.

Investment Process Steps and Activities

Qualification, Evaluation and Report Preparation	Obtain Company Information
(2 - 3 weeks)	Preliminary Evaluation of Threshold Issues
Prepare Summary Analysis
Assess Investment Criteria
In-depth Company Evaluation
Review Industry and Analyst Reports
Management and Third Party Interviews
Analyze Transaction Structure
Prepare Internal Investment and Valuation Report

Approval, Term Sheet and Due Diligence	Investment Committee Review and Approval
(1 - 2 weeks)	Set Primary Terms and Conditions of Investment*
Establish Critical Going Public Milestones
Discuss Co-Investment Strategy with Company*
Approve Investment
Prepare Term Sheet*
Establish Transaction Time Table*
Distribute Due Diligence Checklist
Conduct On-Site Visit and Complete Due Diligence

Co-Investment Documents, Governance and	Complete Business Memorandum and Investor Presentation*
Placement Agent	Identify Qualified Agents and Co-Investors*
(2 - 3 weeks)	Assist in Governance Matters
Begin Search/Hire Qualified CFO
Engage PCAOB Auditor
Delivery of Audited Financial Statements
Engage Placement Agent*

Capital Raising, Going Public Preparation	Monitor Capital Raising Process*
(6 - 8 weeks)	Introduce Selected Co-Investors*
Satisfy Going Public Milestones

Investment Closing	Prepare Investment Documents*
(1 - 2 weeks)	Fund Investment

Completion of Going Public Process	Assist in Going Public Matters
(within 18 months after closing)	Prepare/File Registration Statement
Regulatory Approval
Complete IPO
Listing on/Upgrade to Senior Exchange

__________
* These steps are typically not applicable to financing participation deals.

As an integral part of our investment, we intend to partner with our portfolio companies to become public companies that meet the governance and eligibility requirements for a listing on a U.S. Senior Exchange.  We will also consider listings by foreign portfolio companies on a Foreign Senior Exchange.  As a business development company, however, we cannot invest more than 30% of our assets in foreign investments.

We intend for our portfolio companies to go public either through the filing of a registration statement under the Securities Act or the Exchange Act.   For portfolio companies that we believe are IPO qualified, we expect these companies to go public by filing a registration statement under the Securities Act and completing an IPO.  For portfolio companies that are either not IPO qualified at the time of our investment or fail to complete an IPO under the Securities Act in a timely manner, we expect these companies to go public by filing a registration statement under the Exchange Act, which makes them a non-listed publicly reporting company initially.

In general, we seek to invest in micro-cap and small-cap companies that we believe will generally be able to file a registration statement with the SEC within approximately three to twelve months after our investment.  These registration statements may take the form of a registration statement under the Securities Act registering the primary sale of common stock of a portfolio company in an IPO, a registration statement registering the common stock of a portfolio company under the Exchange Act without a concurrent registered offering under the Securities Act, or a resale registration statement filed by a portfolio company under the Securities Act to register shares held by existing stockholders coupled with a concurrent registration of the portfolio company’s common stock under the Exchange Act.

We expect the common stock of our portfolio companies that are not IPO qualified at the time of our investment or fail to complete an IPO in a timely manner to typically be initially quoted on a junior exchange, following the completion of the registration process, depending upon satisfaction of the applicable listing requirements.

We can provide no assurance, however, that the micro-cap and small-cap companies in which we invest will be able to successfully complete the SEC registration process, or that they will be successful in obtaining a listing on either a junior or senior exchange within the expected timeframe, if at all.  If, for any reason, a traditional IPO is unavailable due to either market conditions or an underwriter’s minimum requirements, we believe that we can provide each of our portfolio companies with an alternative and more certain solution to becoming public and obtaining an exchange listing through our investment adviser’s going public, aftermarket support and public markets expertise.

We intend to maximize our potential for capital appreciation by taking advantage of the premium we believe is generally associated with having a more liquid asset, such as a publicly traded security.  Specifically, we believe that a senior exchange listing, if obtained, will generally provide our portfolio companies with greater visibility, marketability, and liquidity than they would otherwise be able to achieve without such a listing.  Since we intend to be more patient investors, we believe that our portfolio companies may have an even greater potential for capital appreciation if they are able to demonstrate sustained earnings growth and are correspondingly rewarded by the public markets with a price-to-earnings (P/E) multiple appropriately linked to earnings performance.  We can provide no assurance, however, that the micro-cap and small-cap companies in which we invest will be able to achieve such sustained earnings growth, or that the public markets will recognize such growth, if any, with an appropriate market premium.

To the extent that we receive convertible debt instruments in connection with our investments, such instruments will likely be unsecured or subordinated debt securities. The convertible preferred stock we expect to receive in connection with our investments will typically be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies in which we invest.

Since we currently intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2010 taxable year, the size of our individual portfolio company investments will be restricted in order to comply with specified asset diversification requirements on a quarterly basis.   As a result, to comply with these diversification requirements, we expect that the size of our individual portfolio company investments will typically range from $250,000 to $500,000. However, we may invest more than this threshold in certain opportunistic situations, provided we do not invest more than 25% of the value of our assets (for up to 50% of our investment portfolio) in any portfolio company, to allow us to continue to qualify for RIC status.  We expect the size of our portfolio company investments to increase to the extent our capital base increases in the future.  In the event we determine not to elect to be treated as a RIC based on the results of our operations and other factors during our 2010 taxable year, there would be no limit on the size of our individual portfolio company investments.

We expect that our capital will primarily be used by our portfolio companies to finance organic growth.  To a lesser extent, our capital may be used to finance acquisitions and recapitalizations. Our investment adviser’s investment decisions are based on an analysis of potential portfolio companies’ management teams and business operations supported by industry and competitive research, an understanding of the quality of their revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.  Our investment adviser also assesses each potential portfolio company as to its appeal in the public markets, its suitability for achieving and maintaining public company status and its eligibility for a senior exchange listing.

Current Economic Environment

The U.S. economy continues to experience recessionary conditions, although there are some economic indicators which are showing signs of recovery.  During the past year, consumer confidence continued to deteriorate and unemployment figures increased.  The generally depressed economic situation, together with the limited availability of debt and equity capital, including through bank financing, will likely have a disproportionate impact on the micro-cap and small-cap companies we target for investment.  As a result, we may experience a reduction in attractive investment opportunities in prospective portfolio companies that fit our investment criteria.  In addition, micro-cap and small-cap companies in which we ultimately invest may be unable to pay us the interest or dividends on their convertible securities or repay their debt obligations to us, and the common stock which we may receive upon conversion of the convertible securities may have little or no value, resulting in the loss of all or substantially all of our investment in such micro-cap and small-cap companies.

 Investing primarily in micro-cap and small-cap companies may present certain challenges to us, including the lack of available information about these companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of the senior investment professionals of our investment adviser to obtain adequate information to evaluate the merits of investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may lose money on our investments.

In addition, the micro-cap and small-cap companies in which we intend to invest are generally more susceptible to economic downturns than larger operating companies, and therefore may be more likely to default on their payment obligations to us during recessionary periods, including the current economic environment. Any such defaults could substantially reduce our net ordinary income available for distribution to our stockholders.

Limited Operating History

We have a limited operating history.  While our investment adviser actively evaluates potential portfolio investments in micro-cap and small-cap companies that meet our investment criteria, as of May 20, 2010, we had made one portfolio company investment, a $1 million investment in the convertible preferred stock of NeoPhotonics Corporation, a San Jose, California based developer and manufacturer of photonic integrated circuit based components, modules and subsystems for use in telecommunications networks, which was completed on January 25, 2010.  We anticipate that it will take us up to 12 to 24 months after conclusion of this offering to invest substantially all of the proceeds from this offering in accordance with our investment strategy and depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.  We anticipate making five to ten investments per year depending upon the amount of capital we have available for investment.  We cannot assure you we will achieve our targeted investment pace.  We are subject to all of the business risks and uncertainties associated with any business with a limited operating history, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Private Issuances of Securities

On May 14, 2008, our investment adviser, Keating Investments, purchased 100 shares of our common stock at a price of $10.00 per share as our initial capital.  On November 12, 2008, we completed the final closing of our initial private placement.  We sold a total of 569,800 shares of our common stock in our initial private placement at a price of $10.00 per share raising aggregate gross proceeds of $5,698,000.  After the payment of commissions and other offering costs of approximately $454,566, we received aggregate net proceeds of approximately $5,243,434 in connection with our initial private placement.

All shares of our common stock issued in our initial private placement are restricted shares and cannot be sold by the holders thereof without registration under the Securities Act or an available exemption from registration under the Securities Act.

Status of Our Continuous Public Offering

Since commencing our continuous public offering, we have sold 496,169 shares of common stock for gross proceeds of $4,932,986. The following table summarizes the sales of our common stock by closing date since we commenced our continuous public offering:

	Shares Sold (1)	Average Price per Share (1)	Gross Proceeds
January 11, 2010 (first closing)	114,695	$10.00	$1,146,500
February 1, 2010	54,638	9.99	546,000
March 1, 2010	53,914	9.94	535,750
March 26, 2010	121,368	10.00	1,213,686
April 30, 2010	151,554	9.94	1,491,050
	496,169	$9.94	$4,932,986

(1)  All shares were sold at prices between $9.30 and $10.00, depending on the amount of commissions waived by the dealer manager.

There can be no assurance that we will be able to sell all of the shares we are presently offering in our continuous public offering. We plan to invest the net proceeds from our continuous public offering in portfolio companies in accordance with our investment objective and strategies described in this annual report.  We anticipate that it will take us up to 12 to 24 months after conclusion of the continuous public offering to invest substantially all of the proceeds from the continuous public offering in accordance with our investment strategy and depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Targeted Investments

We seek to provide capital primarily to micro-cap companies with an equity value of less than $250 million and small-cap companies with an equity value of between $250 million and $1 billion.  With micro-cap and certain small-cap companies historically having difficulty accessing the traditional capital markets and having less analyst coverage, less institutional ownership and lower trading volume, we believe an opportunity exists to become a preferred source of capital to such micro-cap and small-cap companies, particularly given our public markets strategy and the expertise of our investment adviser.  Our investment activities will generally be focused on micro-cap and small-cap companies that have demonstrated attractive revenue and earnings growth relative to their peers, and whose management teams are committed to becoming public reporting companies.  We expect these public ready companies will also have some or all of the following characteristics:

•
Operates in an attractive growth industry. We focus on micro-cap and small-cap companies across a broad range of attractive growth industries that we believe are being impacted by technological, economic and social forces and are capable of attracting interest from both retail and institutional investors.

•
Immediate need for external capital. We target micro-cap and small-cap companies whose organic growth is currently constrained by limited capital, and which have reached a point in their development where we believe external capital is required.  As part of our investment, we offer a more stable form of  capital for our portfolio companies, while requiring that their ownership structure align the economic interests of their management team with the success of the enterprise.

•
Demonstrated revenue stream. We invest in micro-cap and small-cap companies that have a demonstrated revenue stream that we believe will make them attractive as publicly traded companies.  However, in certain opportunistic situations, we may invest in companies that do not currently meet our minimum revenue criteria.

•
Demonstrated profitability. We focus on micro-cap and small-cap companies that are at or near profitability on earnings before interest, taxes, depreciation and amortization (“EBITDA”) or cash flow from operations basis. With the capital we provide, together with the projected EBITDA or cash flow from operations of our portfolio companies, we expect each of our portfolio companies to be able to finance their development over the next twelve to eighteen months without requiring additional outside capital subsequent to completion of our investment.  Once our portfolio companies become eligible to be listed on a senior exchange, which we generally expect to occur within twelve to eighteen months after completion of our investment, we would expect our portfolio companies to be positioned to conduct, if appropriate, a registered offering either simultaneous with obtaining a senior exchange listing or within a reasonable time thereafter.

In addition to the foregoing, we seek to primarily concentrate our investments in micro-cap and small-cap companies having annual revenues in excess of $10 million that we believe have a strong prospect of revenue and earnings growth.  We also expect our portfolio companies to generally have an equity valuation, before our investment, of at least $25 million.  These criteria provide general guidelines for our investment decisions; however, we may not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

The success of our strategy depends largely on our ability to identify micro-cap and small-cap companies that are committed to becoming, and that we believe we can assist in becoming, public companies.  With over ten years experience sponsoring going public transactions, we believe that our investment adviser has the experience and expertise to assess which micro-cap and small-cap companies are public ready and to assist such companies in achieving public status in a timely and cost-effective manner.   Our investment structure is designed to ensure that there is a shared commitment to going public between us and the management teams of each of our portfolio companies.  As part of our investment, we will require that our portfolio companies undertake certain steps, prior to our investment, that we believe are important to becoming a public reporting company, and the completion of such steps will provide us satisfactory evidence of the portfolio company’s commitment to filing a registration statement under the Securities Act or the Exchange Act and obtaining a senior exchange listing within approximately eighteen months after the closing of our investment.

In the event a portfolio company fails to complete the going public process in a satisfactory manner, we will likely take steps to exit the investment.  However, in such cases, it may be difficult to sell the investment and we may have little or no recourse against the portfolio company.  Our options to liquidate the investment in such cases, will likely be limited to a private sale of the investment to a third party or a strategic sale or merger involving the portfolio company.  There are also a number of private secondary markets that specialize in the sale of private securities that may provide us a source of qualified buyers in the event that we have to liquidate the investment privately, subject to any contractual restrictions on a private resale transaction that may be imposed on us by a portfolio company.

We believe the structure of our investments as convertible preferred stock or convertible debt instruments may provide an economic incentive for our portfolio companies to complete the going public process since these instruments typically automatically convert into common stock upon completion of an IPO or a senior exchange listing, in which case any future preferred dividends or interest obligations would cease.  We also protect our investments by requiring certain governance and audit requirements be completed prior to the closing of our investment, including the delivery of audited financial statements in final or in draft, but substantially completed, form.  There can be no assurance that a portfolio company will become a public company and obtain a listing on an acceptable exchange.  In addition, we consider the real incentive for our portfolio companies to become public to be what we believe are the advantages of becoming a public company, primarily, the access to the broader public capital markets for future capital raises and the potentially higher equity valuations that are typically afforded more liquid public companies.  An important part of our investment adviser’s evaluation and due diligence process focuses on assessing the appeal that a prospective portfolio company may have in the public markets, as well as its suitability for achieving and maintaining public company status.  In addition, while we expect to make passive, non-controlling investments where we have little power to control the management, operations and strategic decision-making of our portfolio companies, we expect to provide managerial assistance to our portfolio companies throughout the investment process, especially as it pertains to the engagement of third party advisers and consultants with which our investment adviser has relationships, the completion of the going public process through the filing of a registration statement, and the design of an overall public markets strategy.

Since we currently intend to elect to be treated as a RIC beginning with our 2010 taxable year, the size of our individual portfolio company investments will be restricted in order to comply with specified asset diversification requirements on a quarterly basis.  As a result, to comply with these diversification requirements, we expect that the size of our individual portfolio company investments will typically range from $250,000 to $500,000. However, we may invest more than this threshold in certain opportunistic situations, provided we do not invest more than 25% of the value of our assets (for up to 50% of our investment portfolio) in any portfolio company, to allow us to continue to qualify for RIC status.  We expect the size of our portfolio company investments to increase to the extent our capital base increases in the future.  In the event we determine not to elect to be treated as a RIC based on the results of our operations and other factors during our 2010 taxable year, there would be no limit on the size of our individual portfolio company investments.

In our sponsored deals, we are the lead investor in our portfolio investments and, to the extent our portfolio companies require more financing than we desire to invest, we may seek non-affiliated co-investors to participate in the financing of our portfolio companies.  In addition, in our sponsored deals, our portfolio companies are expected to engage one or more placement agents, some of whom may have an existing relationship with our investment adviser, to assist in capital raising from non-affiliated co-investors.  We may also seek non-affiliated co-investors to participate in the financing of our portfolio companies in our financing participation deals.

Keating Investments

Our investment activities are managed by Keating Investments.  Keating Investments was founded in 1997 and is an investment adviser registered under the Advisers Act.  The managing member and majority owner of Keating Investments is Timothy J. Keating.  Our investment adviser’s senior investment professionals are Timothy J. Keating, our President, Chief Executive Officer and Chairman of our Board of Directors, Ranjit P. Mankekar, our Chief Financial Officer, Treasurer and a member of our Board of Directors, Kyle L. Rogers, our Chief Operating Officer and Secretary, and Frederic M. Schweiger, an executive officer of Keating Investments.  In addition, Keating Investments’ other investment professionals consist of two portfolio company originators, one analyst and a Chief Compliance Officer.

Keating Investments’ portfolio originators are primarily responsible for developing and maintaining relationships with both intermediaries (i.e., investment bankers, business brokers, lawyers, accountants and consultants) and prospective portfolio companies, with the goal of identifying companies that would meet our investment criteria. Under our Investment Advisory and Administrative Services Agreement with Keating Investments, we have agreed to pay Keating Investments, for its investment advisory services, an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory and Administrative Services Agreement.”

Keating Investments’ senior investment professionals have extensive experience both investing in and assisting public ready micro-cap companies in obtaining public company status.  Prior to our formation, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, previously managed the Keating Reverse Merger Fund, which invested in 13 micro-cap companies and had gross assets of approximately $20.5 million prior to its planned liquidation in December 2007.  In addition, subsequent to the Keating Reverse Merger Fund becoming fully invested, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, managed six special purpose investment companies, each of which was formed to invest in a micro-cap company seeking to obtain public company status through a reverse merger with an existing public company.  In connection with these investment activities, Keating Investment’s senior investment professionals, other than Frederic M. Schweiger, also arranged bridge financing through funds Keating Investments managed for many of the micro-cap companies in which those funds were invested and provided financial communications and marketing assistance to such micro-cap companies to help create greater market visibility and liquidity after achieving public company status.

Market Opportunity

Although the current economic environment has severely limited access to the capital markets and is likely to have a disproportionate impact on the financial condition and results of operations of the types of micro-cap and small-cap companies we intend to target, we believe the following market opportunity continues to exist to provide financing for public ready micro-cap and small-cap companies.

Continued need for growth capital by public ready micro-cap and small-cap companies looking for an equity partner.  We believe a significant opportunity exists to provide growth, expansion and other types of capital to public ready micro-cap and small-cap companies that have reached a point in their development where additional equity capital is needed.  We believe our investment model offering non-controlling equity investments will provide an attractive vehicle for our portfolio companies to meet their capital needs.  While we expect our portfolio companies to become public reporting companies, we believe that we will be viewed by prospective portfolio companies as a provider of “patient” capital, given our focus on longer-term growth versus short-term gains, which we believe will serve as a key differentiator for us.  We believe there are a significant number of companies that are looking for the type of “patient” capital we will be able to provide.  We also bring enhanced value to our portfolio companies through our investment adviser’s going public, aftermarket support and public markets expertise, rather than through financial engineering or as a strategic business adviser to our portfolio companies.

Absence of traditional IPO financing for micro-cap and small-cap companies.  We typically focus on micro-cap and small-cap companies that have demonstrated revenues, that are at a point in their development where we believe equity capital is required, but which are currently unable or unwilling to raise capital through a traditional IPO or are unwilling, or unable due to market conditions, to raise capital from private equity and venture capital sources.

Since 2000, we believe the traditional IPO market has been virtually non-existent for micro-cap companies seeking to raise less than $25 million.  In fact, from 2001 through 2009, there has been an average of only eight IPOs raising less than $25 million each year.

Number of IPOs Raising Less Than $25 Million

During the first quarter of 2010, there were two IPOs raising less than $25 million.

In response to this void, alternatives to the traditional IPO for micro-cap companies began to flourish in 2005.  One of these alternatives was a private investment in public equity, or PIPE, offering which typically involved a reverse merger into a public shell company with a simultaneous PIPE investment – an industry in which our investment adviser was an active participant.  In a reverse merger, stockholders of a private company purchase control of a public company with no or nominal assets (other than cash) and no or nominal operations and then merge it with the private company.  While the PIPE offering temporarily filled the void that exists for micro-cap companies seeking to raise less than $25 million, we believe that regulatory actions by the SEC which unfavorably impacted reverse mergers, coupled with the recent deterioration of the PIPE market as part of the broader difficulties within the U.S. credit markets generally, have largely limited recent PIPE offerings to more established, highly liquid, large-cap public companies. As a result, we believe there are many public ready micro-cap companies that meet our investment criteria, but simply do not have access to the U.S. public capital markets.

We intend for our portfolio companies to go public either through the filing of a registration statement under the Securities Act or the Exchange Act.   For portfolio companies that we believe are IPO qualified, with the additional growth capital we provide through our investment, we expect these companies to go public by filing a registration statement under the Securities Act and completing an IPO.  For portfolio companies that are either not IPO qualified or fail to complete an IPO under the Securities Act in a timely manner, we expect these companies to go public by filing a registration statement under the Exchange Act.

  In general, we seek to invest in micro-cap and small-cap companies that we believe will generally be able to file a registration statement with the SEC within approximately three to twelve months after our investment is completed and obtain an exchange listing within approximately eighteen months after the closing of our investment.  If, for any reason, a traditional IPO is unavailable due to either market conditions or an underwriter’s minimum requirements, we believe that we can provide each of our portfolio companies with an alternative and more certain solution to becoming public and obtaining an exchange listing through our investment adviser’s going public, aftermarket support and public markets expertise.  We can provide no assurance, however, that the micro-cap and small-cap companies in which we invest will be able to successfully complete the SEC registration process, or that they will be successful in obtaining a listing on either a junior or senior exchange within the expected timeframe, if at all.

Difficult market for private equity and venture capital funds. We believe that the public ready micro-cap and small-cap companies in which we intend to invest are also feeling the adverse impacts from the difficulties in current private equity and venture capital markets.  Private equity funds that typically relied on commercial banks or a syndicate of lenders to provide the debt capital necessary to produce their “leveraged” returns have seen these traditional sources of capital become largely closed.  We believe that the impact of these substantially tightened credit markets will be even more pronounced on the micro-cap and small-cap companies we intend to target, as they tend to be unable to support large debt burdens.  As a result, we believe private equity firms will be less interested in providing growth capital to public ready micro-cap and small-cap companies where leverage is limited.

We believe that venture capital funds are typically the least desired financing for our targeted growth companies due to pricing and control issues.  While many venture capital firms have cash to invest, they typically insist on a controlling interest in their portfolio companies.  Recent market trends, including the weak traditional IPO market in general, have put significant liquidity pressures on venture capital funds that are now faced with fewer attractive exit alternatives, extended holding periods and possible “mark to market” valuation write-downs.  We also believe that venture capital funds, which currently have fewer exit alternatives for their investments, will be required to fund all or a portion of any additional pre-IPO financing rounds for their existing portfolio companies.  As venture capital funds seek to bring in co-investors for these additional pre-IPO rounds, we believe that we are well positioned, through our financing participation deals, to participate in these later round financings of typically later-stage micro-cap and small-cap companies, which in some cases may be attractively priced compared to prior rounds.

Accordingly, we believe that many viable public ready micro-cap and small-cap companies that fit our investment criteria will have limited, if any, access to the private equity market or venture capital financing, or that we will have the opportunity to participate in pre-IPO financing rounds with venture-backed later-stage companies, and we believe this trend is likely to continue for the foreseeable future.

Further, since our typical equity investment will be a non-controlling interest, we believe there is a significant opportunity for us to become a capital provider of choice for entrepreneurial businesses that are unwilling to give up a controlling interest typically mandated by both private equity and venture capital funds.  While we generally have no direct control over the management and strategic direction of our portfolio companies, we intend to ensure that our portfolio companies’ management teams have a meaningful equity stake and that their interests are aligned with our interests as an investor – mainly, to create stockholder value through a widely held and actively traded public stock. As part of the going public process, we intend to also provide our portfolio companies with recommendations on the composition of their Board of Directors, which we will require to be comprised of a majority of independent directors so as to satisfy the initial listing requirements of most senior exchanges.

IPO financing alternative.  We believe that there exist significant and continuing opportunities to originate and lead investments in public ready micro-cap and small-cap companies.  We believe that the market for the companies that we are targeting has historically been characterized by continual change, which creates an ongoing need for capital within that marketplace. We believe that there exists a significant market opportunity to meet the capital requirements of a growing number of these businesses as they find the U.S. public and private capital markets largely closed.  In addition, we believe that the capital markets have tended in recent years to be focused on larger funds and larger deals – deals which are magnitudes larger than what is required by the public ready micro-cap and small-cap companies we intend to target.

We believe that we can offer public ready micro-cap and small-cap companies that have solid financial qualifications and strong growth prospects with an attractive, well-structured capital markets alternative which is supported by our investment adviser’s going public, aftermarket support and public markets expertise.  We believe that we can provide each of our portfolio companies with an alternative and more certain solution to becoming public and obtaining an exchange listing if, for any reason, a traditional IPO is unavailable due to either market conditions or an underwriter’s minimum requirements.  Our focus will be to identify these companies and provide an investment once they have proven they are ready to become a public company.  We also believe our investment process and going public through the filing of a registration statement under the Securities Act or the Exchange Act may prove more time-effective and less costly than a traditional IPO for the micro-cap and small-cap companies we intend to target that are not currently IPO qualified.  In addition, our investment in each portfolio company, unlike an IPO, will not generally depend on general market conditions or prevailing investor sentiment. We also believe that our investment adviser’s going public expertise will allow our portfolio companies’ management teams to concentrate on maximizing their business potential and marketplace influence as we proceed through our disciplined and systematic going public process.

Benefits of being a public company.  Typically, we believe investors place a premium on liquidity, or having the ability to sell stock quickly. As a result, we believe that public companies typically trade at higher valuations than private companies with similar financial attributes. By going public, we believe that our portfolio companies may be able to receive the benefit of this liquidity premium, provided that they are successful in obtaining a listing on a senior exchange; however, there can be no assurance that our portfolio companies will trade at these higher valuations.

Source: Pratt’s Stats® at BVMarketData.com, Public StatsTM at BVMarketData.com as of May 14, 2010, for transaction between January 1, 2005, and December 31, 2009. Used with permission from Business Valuation Resources, LLC.
+Valuation based on 6,000+ private and public company transactions under $100 million.
**Keating Investments, LLC calculations based on those companies having positive net income and EBITDA; valuation data based on private and public company transactions under $100 million.

In addition to higher valuations, we believe that public companies also enjoy other benefits, including:

•	Lower cost of capital, superior access to the capital markets, and less stock dilution to founders when raising additional capital;

•	Creation of a stock currency to fund acquisitions;

•	Equity-based compensation to retain and attract management and employees;

•	More liquidity for founders, minority stockholders, and investors; and

•	Added corporate prestige and visibility with customers, suppliers, employees and the financial community.

Of course, public companies also incur significant obligations, such as the cost of periodic financial reporting, compliance with the Sarbanes-Oxley Act, required disclosure of sensitive company information and restrictions on stock sales by major or controlling stockholders. But for the type of micro-cap and small-cap companies we intend to target, we believe that the capital-raising opportunities and other benefits of being public may substantially outweigh these disadvantages.

However, we can provide no assurance that the portfolio companies in which we may invest will be successful in completing the SEC registration process to become a public company, or if they do so, that they will be able to obtain a subsequent listing on either a junior or senior exchange.  Any failure to do so could substantially reduce or eliminate the market premium associated with being a publicly traded company.

Investment Objective

Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our portfolio investments.  In furtherance of that objective, our primary emphasis will be to attempt to generate capital gains through our equity investments in micro-cap and small-cap companies, including through the conversion of the convertible debt or convertible preferred securities we will seek to acquire in such companies.  However, we anticipate that a portion of our investments at any given time will include a component of interest or dividends, which we believe will provide us with current yield, in addition to the potential for capital appreciation.

Investment Strategy

We implement the following strategies to take advantage of the market opportunity for providing capital to public ready micro-cap and small-cap companies that we believe have strong prospects for growth and which are at a point in their development where we believe a significant equity investment is required:

Visionary, industry leading management.  We seek to invest in businesses with a strong management team with industry experience, a visionary business strategy, a passionate commitment to achieve results, the proven ability to execute and lead, and a track record of being able to attract experienced industry talent.  At the time of our investment, our portfolio companies must typically have in place, or be committed to hiring, a qualified chief financial officer with a strong background in SEC reporting and compliance with proven experience in managing a micro-cap or small-cap public company’s financial reporting, internal controls, accounting and finance functions, and investor relations.

Innovative and quality products.  We focus our investments on companies where there is a proven demand for the products or services they offer rather than focusing on ideas that have not been proven or situations in which a completely new market must be created.  We look for businesses that are innovators, have technologies or products that extend, accelerate, or disrupt identified markets, have premium niche products capable of higher and more sustainable margins, and are able to attract top sales and engineering talent.  We target companies whose business will benefit from exposure as a public company and have appeal to retail and institutional investors alike.

Large potential markets.  We seek to provide capital to established micro-cap and small-cap companies with demonstrated growth that we believe is sustainable in industries where we believe there are substantial, leading edge market opportunities.  We focus on micro-cap and small-cap companies across a broad range of industries and markets that we believe will be capable of attracting interest from retail and institutional investors.  We focus on industries that we believe are being impacted by technological, economic and social forces – such as globalization, demographics, environment, energy, the knowledge economy and the Internet.  We look for businesses whose products or services are capable of moving into the mass market and disrupt existing, more mature markets.  We tend to limit our exposure to companies where long-term growth is dependent on favorable economic factors – such as a strong economy, rising consumer and business sentiment, lowering interest rates, falling inflation and stable financial markets.

Consistent and predictable results.   We focus on micro-cap and small-cap companies that have realistic operating targets set by management that are consistently achieved, have a demonstrated ability to grow market share profitably, have growing and sustainable profits, generate or have the potential to generate recurring revenue streams, have recognized technological barriers to market entry and have a commitment to stay ahead of innovation.  We seek to invest in micro-cap and small-cap companies that we believe will be rewarded in the public markets for consistent and predictable financial results.

Aligned interests.  We target micro-cap and small-cap companies that we believe offer growth opportunities and proactively approach them regarding investment possibilities. We believe that the experience of our investment adviser’s senior investment professionals and their understanding of public ready micro-cap and small-cap companies, our financing structure, our public markets strategy and our investment adviser’s going public expertise, and the opportunity to capture a potential liquidity premium as a publicly traded company will be attractive to prospective portfolio companies.  We believe it is important that each of our portfolio companies’ management teams have a meaningful equity stake in their business and that their interests are aligned with our interests as investors in the portfolio company to create substantial stockholder value through a widely held and actively traded public stock.

Competitive Advantages

We believe that we have the following competitive advantages over other providers of capital to public ready micro-cap and small-cap companies including private equity firms, venture capital firms and reverse merger sponsors:

Public markets focus. We seek to invest in micro-cap and small-cap companies that are committed to, and capable of, becoming public companies and have defensible valuations to support our initial investment pricing.  We believe we have expertise in evaluating whether a portfolio company is capable of becoming a successful public company – both management commitment and skills and public market appeal. By providing capital to micro-cap and small-cap companies that are at a point in their development where we believe an equity investment is required, we hope to accelerate their growth with a properly timed going public strategy.  The going public process is a critical step in our overall investment process for each portfolio company that we expect certain audit and governance requirements will be substantially completed before we make our investment.

Going public expertise.  We believe that our investment adviser’s senior investment professionals have extensive experience in taking companies public and designing capital markets and investor relations programs.  Our investment adviser had been a reverse merger sponsor for nearly a decade and completed 19 going public transactions between 2001 and 2007.  Our investment adviser’s senior investment professionals will assist our portfolio companies in this going public process.  To the extent a portfolio company does not have sufficient qualified in-house personnel, we will generally require that qualified third party advisers and/or consultants be retained by our portfolio companies to actively participate in and lead the going public process.  We expect to assist the selection of these advisers and consultants, who are expected to assist our portfolio companies by organizing and coordinating the due diligence process for the portfolio companies, providing information to the portfolio companies’ senior management on the regulatory framework and compliance requirements of public companies under the Securities Act and the Exchange Act,  reviewing and analyzing the portfolio companies’ existing corporate governance, financial documents and structure, material contracts and business and financial plans, and assisting in the preparation of the portfolios companies’ registration statements and any other documents related to the going public process.  We believe that these third party advisers and consultants must be experienced in the going public process, SEC compliance matters, public company reporting, and legal and financial matters associated with micro-cap and small-cap companies.  We believe the involvement of these third party advisers and consultants, where the company has insufficient qualified in-house personnel, together with our managerial assistance, will result in a more coordinated, timely and cost-effective going public process – allowing each portfolio company’s management team to remain focused on growing their business.

Possibility of obtaining a senior exchange listing.  We believe that a senior exchange listing, if obtained, generally will provide our portfolio companies with visibility, marketability, liquidity and third party established valuations, all of which will aid in their future capital raising efforts.  More specifically, the advantages that a senior exchange listing would be expected to have for our portfolio companies include:

•	Visibility – greater access to investment analyst coverage to disseminate our portfolio companies’ stories, and added corporate prestige and visibility with exchange listing;

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Valuation and liquidity – potential for more stock liquidity as retail brokers become more interested in making a market in the stock and soliciting their clients to purchase the stock and as institutional investors who typically do not invest in junior exchange-listed stocks consider investments; and

•	Access to capital – greater interest from top- and mid-tier investment banking firms to conduct a public follow-on offering for our portfolio companies.

We will utilize our investment adviser’s expertise in public markets strategies to assist our portfolio companies in the design of a comprehensive aftermarket support program aimed at achieving a senior exchange listing.  We also will leverage our investment adviser’s expertise and access to their  contacts and third party consultants to develop and execute a disciplined plan to upgrade our portfolio companies from a junior exchange listing to a senior exchange listing, which we anticipate will take twelve to eighteen months after completion of our investment in each portfolio company.

We believe our public markets strategy, if successfully implemented and coupled with a successful listing on a senior exchange, will give us an expected portfolio company investment horizon of generally one to three years via an orderly public market exit, which we believe represents a substantially shorter investment horizon when compared to traditional private equity and venture capital investments which have investment periods of five to seven years from their initial investment.

However, we can provide no assurance that the portfolio companies in which we may invest will be successful in completing the SEC registration process to become a public company, or if they do so, that they will be able to obtain a subsequent listing on either a junior or senior exchange.  Any failure to do so could substantially reduce or eliminate the market premium associated with being a publicly traded company.

Investment structure.   We typically make a single investment, principally consisting of convertible debt, convertible preferred stock or other equity, after we are satisfied that a potential portfolio company is committed to and capable of becoming public and obtaining a senior exchange listing within our desired timeframes and has substantially completed certain audit and governance requirements to our satisfaction prior to the closing of our investment.

In evaluating both sponsored and financing participation deals, we utilize an investment process focused on the following factors:

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Qualification. We obtain information from the potential portfolio company’s management, conduct a preliminary evaluation of threshold issues and make a determination as to whether the opportunity is qualified and deserving of additional investigation.

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Evaluation. We undertake an in-depth evaluation of the opportunity with primary focus on understanding the business, historical and projected financial information, industry, competition and valuation to ascertain whether we have interest in pursuing the investment.

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Report Preparation. We prepare an internal investment report which discusses our evaluation findings and recommendations, together with an internal valuation report outlining our acceptable valuation ranges for an investment.

•	Approval. Our investment adviser’s Investment Committee reviews the investment and valuation reports and, when appropriate, approves the investment subject to completion of satisfactory due diligence.
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Term Sheet.  We prepare, negotiate and execute a term sheet with the portfolio company which, among other things, will establish the due diligence process and set a transaction closing time table (including the achievement of going public milestones).  This step is not applicable to our financing participation deals since the terms and conditions of such an investment have typically already been set by the portfolio company.

•	Due Diligence. We conduct an on-site diligence visit and complete the gathering and review of diligence materials.
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Co-Investment Documents.  As required, we assist the portfolio company in the review, revision and preparation of a confidential business memorandum, company investment PowerPoint presentation and executive summary that will be used by us to approach co-investors on a selected basis or by the portfolio company and its placement agents to undertake a private placement offering.  This step is typically not applicable to our financing participation deals as these documents or comparable information will normally already be available.

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Governance.  We establish, and assist the portfolio company in satisfying, certain governance matters which may be required for an exchange listing and which we may designate as a condition to the closing of our investment (including the appointment of an independent board and the audit and compensation committees, the hiring of, or the engagement of an executive recruiter to conduct a search for, a qualified CFO, the engagement of a qualified independent auditor and completion of the audit).

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Placement Agent. As required, we assist the portfolio company in identifying potential placement agents to raise additional capital beyond the investment amount we intend to provide.  This step is typically not applicable to our financing participation deals since either a placement agent will have already been engaged or the portfolio company will be handling the offering itself on a self-underwritten basis.

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Capital Raising; Going Public Preparation.  We assist the portfolio company in monitoring the capital raising process, by introducing co-investors on a selected basis, and in achieving certain “going public” milestones which we may designate as a condition to the closing of our investment.  The capital raising portion of this step is typically not applicable to our financing participation deals; however, on a selected basis, we may introduce certain co-investors to the portfolio company.

•	Investment Closing. At closing, we make our investment, principally consisting of convertible debt or convertible preferred stock or other equity.
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Completion of Going Public Process.  Following the closing of our investment, we will provide managerial assistance to the portfolio company in their completion of the going public process, as needed, within the general time frames set forth below:

•          For a Sponsored Deal:

(i) If we believe that the portfolio company is able to complete a traditional IPO based primarily on its revenue and profitability levels measured against recent comparable IPO transactions, which we refer to herein as “IPO qualified” or an “IPO qualified company,” we expect that the portfolio company will file a registration statement under the Securities Act within approximately nine months after closing and complete the IPO and obtain a senior exchange listing within approximately 15 months after closing.  If the portfolio company fails to complete an IPO within the 15-month time frame, the portfolio company is expected to file a registration statement under the Exchange Act and become a reporting company within 18 months after closing.

(ii) If we believe that the portfolio company is not IPO qualified at the time of our investment, we expect that the portfolio company will file a registration statement under the Exchange Act within three months after closing and obtain a junior or senior exchange listing within 15 months after closing.

•          For a Financing Participation Deal:

We expect that the portfolio company, which will typically be IPO qualified, will file a registration statement under the Securities Act within 12 months after closing and complete an IPO and obtain a senior exchange listing within 18 months after closing.

Non-controlling, minority investments.  We make non-controlling, minority investments in our portfolio companies.   We believe this makes us a more attractive source of capital in comparison to private equity and venture capital funds which typically require controlling investments.  Although we generally will not have the power to control the management, operations and strategic decision-making of the companies in which we invest, we expect to provide managerial assistance to our portfolio companies throughout the investment process, especially as it pertains to the selection of third party advisers and/or consultants in the case the portfolio company has insufficient qualified in-house personnel, the completion of the going public process, and the design of an overall public markets strategy.  We believe that we will bring enhanced value to the process through our investment adviser’s public markets expertise, rather than through financial engineering or by serving as a strategic adviser to our portfolio companies.

Liquidity premium. We will maximize our potential for capital appreciation by taking advantage of the premium we believe is generally associated with having a more liquid asset, such as a publicly traded security.  Specifically, we believe that a senior exchange listing, if obtained, will generally provide our portfolio companies with greater visibility, marketability, and liquidity than they would otherwise be able to achieve without such a listing.  Since we intend to be more patient investors, we believe that our portfolio companies may have an even greater potential for capital appreciation if they are able to demonstrate sustained earnings growth and are correspondingly rewarded by the public markets with a price-to-earnings (P/E) multiple appropriately linked to earnings performance.  We can provide no assurance, however, that the micro-cap and small-cap companies in which we may invest will be able to achieve such sustained earnings growth, or that the public markets will recognize such growth, if any, with an appropriate market premium.

Investment Selection

Investment criteria.  We have identified criteria that we believe are important in meeting our investment objective. These criteria provide general guidelines for our investment decisions; however, we may not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

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Revenue growth. We seek to invest primarily in micro-cap and small-cap companies that are already generating revenue and which we believe have significant growth potential. We seek to invest principally in companies with annual revenues in excess of $10 million.  However, in certain opportunistic situations, we may invest in companies that do not currently meet our minimum revenue criteria.   We examine the market segment in which each prospective portfolio company is operating, including its size, geographic focus and competition, to determine whether that company is likely to continue its current growth rate prior to investing.

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Large addressable markets. We seek to invest in businesses where we believe there is a proven demand for the company’s products or services that address large market opportunities.  We believe that large markets not only provide for more attractive growth prospects, but also have the ability to support a healthy competitive environment with more than one successful competitor.

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Strong industry position. We seek to invest in companies that have developed defendable market positions within their respective markets and are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages versus their competitors, which should help to protect their market position and profitability and permit them to adapt to changes in their respective business environments.

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Strong, experienced management team. We generally require that our portfolio companies have an experienced management team. We also require our portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

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Positive EBITDA or operating cash flow. We focus on companies that have, or are expected to have within the next twelve months, positive EBITDA or cash flow from operations.  We seek to invest in companies that we believe will provide a predictable and growing EBITDA or cash flow from operations. We expect that projected EBITDA and cash flow from operations, together with the proceeds from our investments, will be a key means by which our portfolio companies will financially support their future growth plans until they are listed on a senior exchange and ready for a subsequent registered offering.

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Attractive public markets company. We seek to invest in public ready micro-cap and small-cap companies whose management is committed to, and capable of, becoming a public company, whose business we believe will benefit from exposure as a public company and will have appeal to retail and institutional investors, and that we believe is capable of obtaining a senior exchange listing typically within eighteen months after we complete our investment.

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Regulatory compliance. We generally require that our portfolio companies have in place, or be committed to hiring, a qualified chief financial officer with a strong background in SEC reporting, Sarbanes-Oxley Act compliance, Generally Accepted Accounting Principles (“GAAP”), accounting and internal controls management, and investor relations.  Before we complete our investment, our portfolio companies will be required to have GAAP compliant financial statements, in final or draft, but substantially completed form, for at least the past two years which have been audited by a Public Company Accounting Oversight Board (“PCAOB”) registered auditor acceptable to us.  For portfolio companies seeking a foreign listing, we will generally accept financial statements audited under standards imposed by, and auditors qualified under, the rules for the foreign jurisdiction and the foreign exchange.

Due diligence.  If a potential portfolio company meets all, or most, of the characteristics described above, our investment adviser’s investment professionals will perform a preliminary evaluation and review including company assessments, market and competitive analysis, evaluation of management team, financial models and business risks, and assessments of transaction size, pricing and structure. The process outlined below provides general parameters for our investment adviser’s investment decisions, although not all will be followed in evaluating each opportunity. Upon successful completion of this preliminary evaluation process, our investment adviser’s Investment Committee will decide whether to enter into a term sheet, undertake a due diligence process to, among other things, verify and validate our evaluation findings, and move forward towards the completion of an investment transaction.

Our evaluation and due diligence process typically encompasses the following steps:

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Assessment of management. Our investment adviser will typically perform an assessment including a review of experience, passion, proven leadership ability, vision, ability to attract key employees, dispute resolution skills, and reputation in the market.  Our investment adviser will generally corroborate and verify management’s track record, industry accomplishments and leadership capabilities through extensive background checks, interviews with management, employees, references and other industry leaders, and on-site visits.  Our investment adviser will also assess the qualifications and experience of the chief financial officer to manage micro-cap or small-cap public companies.

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Market and competitive analysis. Our investment adviser will utilize its investment analysts and engage, on an as-needed basis, outside experts to perform market and competitive analysis and due diligence. This analysis and due diligence typically will provide our investment adviser with a detailed understanding of the prospective portfolio company’s business, market opportunities and operations. This analysis may include:

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Industry and competitive analysis, including verification of market potential, the relative position of the prospective portfolio company within its market, the existence of significant barriers to entry for potential competitors, and pricing elasticity;

•	Customer and vendor interviews to assess reputation within its market;

•	Assessment of technology and intellectual capital; and

•	Examination of potential regulatory and legal issues.

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Business model and financial assessment. Prior to making an investment decision, our investment adviser will typically review a prospective portfolio company’s business model and financial reporting. This will include a thorough review of historical and prospective financial information, accounting practices and financial models, and investment and loan documents.  Our investment adviser intends to challenge management’s financial assumptions, make an independent assessment of revenue and earnings quality, and conduct interviews with attorneys and auditors.

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Strategic and public company analysis. Our investment adviser will also generally perform a strategic analysis of each prospective portfolio company, during which it will evaluate operating and market risks, public company attractiveness, comparable public company valuations, potential to become a public company in a cost-effective and timely manner, management commitment to being a public company, and potential appeal to retail and institutional investors in the aftermarket.

Deal sourcing.  We believe that the combined experience of our investment adviser’s investment professionals will provide us with access to investment opportunities. Our investment adviser’s reputation in the reverse merger industry has exposed us to a network of contacts and sources from which we intend to generate investment opportunities in public ready micro-cap and small-cap companies that are seeking alternatives to traditional IPO financing.  Our investment adviser’s network includes relationships with prior deal participants, prospective management teams, entrepreneurs, industry organizations, corporate development professionals, financial institutions, high net worth and institutional investors and service professionals.

We also receive deal referrals from strategic advisers, industry consultants, industry analysts, portfolio company managers, finders, lawyers, accountants and investment bankers. In addition, we expect that our investment adviser’s investment professionals will also serve as the direct source of proprietary deal referrals from their own business networks.

In many transactions, we expect that our investment adviser’s investment professionals will have prior knowledge of a prospective portfolio company and will have developed a relationship with its management or investors over a period of time resulting in an investment opportunity. We believe that such relationship building will serve us in several ways with respect to our investments, including: (i) generating investments on a timely, non-auction basis; (ii) assuring an alignment of interests between us and our portfolio companies’ management teams; and (iii) providing comfort that our portfolio companies’ management teams are committed to, and capable of, becoming public and achieving a senior exchange listing.  We intend to make investments in negotiated transactions as opposed to auction situations.

We have also implemented a proactive marketing program to communicate with our investment adviser’s established referral network and with companies that meet our investment criteria.

Investment decisions. Keating Investments is registered as an investment adviser under the Advisers Act, and will serve as our investment adviser.  Keating Investments will manage our day-to-day operations and will determine companies in which we will invest.  Our investment adviser’s Investment Committee must unanimously approve each new investment that we make. The Investment Committee currently consists of the following members: Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, who are senior investment professionals of Keating Investments and, in the case of Messrs. Keating and Rogers, executive officers of ours.  We believe the Investment Committee’s approach embraces an investment process with well-defined investment parameters, risk assessment techniques and valuation metrics that are applied consistently to all investments.

 Investment Structure

Once our investment adviser has determined that a prospective portfolio company is suitable for investment, it will work with the management team of that company and, if necessary, its other capital providers, including senior and junior lenders, and equity capital providers, to structure an investment.  We intend to utilize an investment process focused on going public preparation and assessment and a single investment, typically consisting of convertible debt or convertible preferred stock or other equity investments, that will be contingent upon a portfolio company satisfying certain milestones we may require towards becoming public, including certain governance and audit requirements,  and otherwise satisfying us that it is committed and capable of becoming public and obtaining an exchange listing within our expected timeframe.  Where appropriate, we may also negotiate to receive warrants, particularly in sponsored deals where we typically provide more significant managerial assistance to a portfolio company, as part of our investments in our portfolio companies.

We believe that our investment structure is an attractive approach for prospective portfolio companies, which complements the going public process and strategy we intend to implement with each of our portfolio companies. We also believe our non-controlling, equity investment structure provides an attractive vehicle for our portfolio companies to meet their immediate and short-term capital needs.  While we believe there are many micro-cap and small-cap businesses that are both interested in, and capable of, becoming public companies, many of these companies lack the personnel, organization, expertise and control systems to properly become a public company and manage the SEC compliance and filing requirements and general business aspects of being public.  We believe that the founders of many existing micro-cap and small-cap companies realize the potential benefits of being public, but also recognize the effort it takes to become a public company and maintain the public company status.  Our investment structure is designed to ensure our portfolio companies are public ready before we make our investments.  We believe that our portfolio company management teams will benefit from this approach because our portfolio companies can focus on growing their business and increasing their earnings after having hired the right personnel to operate as a public company, including an experienced chief financial officer.

The investment structure discussed below is intended to provide general guidelines for the terms and conditions which we intend to negotiate for our investments; however, we may not require each investment to contain all of these terms and conditions.

Going public process.  The going public process for our portfolio companies – though the filing of a registration statement under the Securities Act or the Exchange Act – is a critical step in our overall investment process.  We invest in micro-cap and small-cap companies that we believe will generally be able to file a registration statement with the SEC within approximately three to twelve months after our investment.  These registration statements will typically take the form of a registration statement under the Securities Act registering the primary sale of common stock of a portfolio company in an IPO, a registration statement registering the common stock of a portfolio company under the Exchange Act without a concurrent registered offering under the Securities Act, or a resale registration statement filed by a portfolio company under the Securities Act to register shares held by existing stockholders coupled with a concurrent registration of the portfolio company’s common stock under the Exchange Act.

We expect that this going public process will be implemented during the three to twelve month period following our investment, and as part of our investment, we will require that our portfolio companies undertake certain steps, prior to our investment, that we believe are important to becoming a public reporting company, and the completion of such steps will provide us satisfactory evidence of the portfolio company’s commitment to filing a registration statement under the Securities Act or the Exchange Act and obtaining a senior exchange listing within eighteen months after the closing of our investment.   We also typically require that certain governance and audit requirements be completed prior to the closing of our investment, including the delivery of audited financial statements in final or in draft, but substantially completed, form.  Our investment adviser’s senior investment professionals and third party advisers and consultants, who we will require be retained by our portfolio companies if they do not have sufficient qualified in-house personnel, will assist our portfolio companies in this going public process, which will generally commence prior to our investment.  We intend to be involved in the selection or approval of third party advisers and consultants, who we expect  to actively participate and lead the going public process.  These third party advisers and consultants will assist our portfolio companies by organizing and coordinating the due diligence process for the portfolio companies, providing information to the portfolio companies’ senior management on the regulatory framework and compliance requirements of public companies under the Securities Act and the Exchange Act,  reviewing and analyzing the portfolio companies’ existing corporate governance, financial documents and structure, material contracts and business and financial plans, and assisting in the preparation of the portfolios companies’ registration statements and any other documents related to the going public process.  We believe that these third party advisers and consultants must be experienced in the going public process, SEC compliance matters, public company reporting, and legal and financial matters associated with micro-cap and small-cap companies.

Our going public process through the filing of a registration statement under the Securities Act or the Exchange Act will generally include the following steps which will be coordinated and led by a portfolio company’s in-house personnel and/or a third party adviser or consultant, with managerial assistance from us, as needed:

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Verify business and financial disclosures. Review accuracy of public disclosures regarding the portfolio company’s business, operations, management, products and services, markets, finances, major contracts, tangible and intangible properties, business strategies, related party transactions, compensation arrangements and stock ownership.  Organize all supporting documentation, diligence materials and corporate information.

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Review and preparation of business plans and financial models. Thorough review of historical and prospective financial information, accounting practices and financial models, review investment and loan documents, challenge management’s financial assumptions, and review revenue and earnings quality.  Assist in preparation of business history and plans, and management discussion and analysis.

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Coordinate audit and legal processes. Work directly with the portfolio company’s internal staff and their audit and legal teams to prepare, present, review and complete audited financial statements, footnote disclosures and supporting analysis and documentation.  Assist in internal control compliance matters.

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Assess and make recommendations on financial management team. Continue assessment of chief financial officer’s capabilities to lead and manage financial reporting and accounting functions for a public company.  Make recommendations for additional hires, if necessary.  Before our investment is made, a portfolio company must have in place, or ready for hire, a qualified chief financial officer with a strong background in SEC reporting, Sarbanes-Oxley Act compliance, GAAP accounting and internal controls management, and investor relations.

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Composition of Board of Directors. Work directly with the portfolio company’s management to identify the appropriate composition of the Board of Directors and to assess the skills and experience they should be seeking from new Board members including the financial expert.  The majority of the Board must consist of independent directors and the proper Board committee charters must be adopted and the committees selected, all in compliance with the initial listing requirements of most senior exchanges.

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Preparation and filing of registration statements. Work directly with the portfolio company’s internal staff and their audit and legal teams to prepare and complete appropriate documentation for filing with the SEC under the Exchange Act, as applicable.  We expect the portfolio company to file a registration statement with the SEC within approximately three to twelve months after our investment.

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Obtain trading symbol. Assist selected market maker in the preparation of documents to be filed with the Financial Industry Regulatory Authority (“FINRA”) to allow for submission of initial price quotation on a junior exchange, or assist the portfolio company, if it so qualifies, with its initial application for listing on a senior exchange.

Investments in the form of convertible debt or convertible preferred stock.  Since we currently intend to elect to be treated as a RIC beginning with our 2010 taxable year, the size of our individual portfolio company investments will be restricted in order to comply with specified asset diversification requirements on a quarterly basis.  As a result, to comply with these diversification requirements, we expect that the size of our individual portfolio company investments will typically range from $250,000 to $500,000. However, we may invest more than this threshold in certain opportunistic situations, provided we do not invest more than 25% of the value of our assets (for up to 50% of our investment portfolio) in any portfolio company, to allow us to continue to qualify for RIC status.  We expect the size of our portfolio company investments to increase to the extent our capital base increases in the future.  In the event we determine not to elect to be treated as a RIC based on the results of our operations and other factors during our 2010 taxable year, there would be no limit on the size of our individual portfolio company investments.

Our investments in portfolio companies are expected to consist of convertible debt or convertible preferred stock or other equity instruments, including in certain circumstances, common stock, that will be contingent upon a portfolio company satisfying certain milestones we may require towards becoming public, including certain governance and audit requirements, and otherwise satisfying us that it is committed and capable of becoming public and obtaining a senior exchange listing within 18 months after our investment.  Our investments will typically be non-control investments (even in cases where we elect to convert our investment into common stock).  In some circumstances, we may take a control position in a portfolio company where we believe a unique opportunity exists for such an investment.  Our non-control equity investments will typically not provide us with Board seats or Board observation rights.

Our convertible debt investments, which we expect will usually be associated with our sponsored deals, will be primarily unsecured and subordinated loans that provide for a fixed interest rate that will provide us with current interest income. We intend to set interest rates based on prevailing market rates at the time of our investment for comparable types of investments.  Typically, these loans will have maturities not to exceed 18 months, which coincides with the maximum period we believe is required to complete the process to go public and obtain an exchange listing.

In the case of our unsecured and subordinated debt investments, we intend to tailor the terms of our initial investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and complete the going public process in a timely manner.  For example, when structuring a debt investment, we will seek to limit the downside potential of our investments by:

•	Requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	Incorporating a “put” right into the investment structure; and
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Negotiating covenants and other contractual provisions in connection with our investments. Such provisions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and possibly board rights.

In sponsored deals, our initial investments may also contain a “put” option which will allow us to require the company, at any time prior to maturity, to redeem the loan at a price of 120% of the outstanding principal amount plus accrued and unpaid interest. We may exercise this “put” option in the event the portfolio company either: (i) completes a debt or equity financing with a third party, or (ii) fails to complete, or elects to abandon, the going public process.  We believe that this “put” option will allow us to attempt to manage our risk.  However, we can provide no assurance that the micro-cap and small-cap companies in which we intend to invest will have sufficient resources to satisfy their payment obligation to us in the event we exercise our “put” option, and we may still lose a substantial portion or all of our investment notwithstanding our “put” option.

Our convertible preferred stock investments, which we expect will usually be associated with both our sponsored and financing participation deals, will represent an equity ownership interest in a portfolio company.  Although we believe that such equity investments have historically generated higher average total returns than fixed-income securities over the long term, such equity investments also have experienced significantly more volatility in those returns and may under perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity securities to which we have exposure. Equity prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, equity prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Our convertible preferred equity investments may pay fixed or adjustable rate dividends to us and will generally have a “preference” over common equity in the payment of dividends and the liquidation of a portfolio company's assets. This means that a portfolio company must pay dividends on preferred equity before paying any dividends on its common equity. In order to be payable, distributions on such preferred equity must be declared by the portfolio company's Board of Directors. Dividend payments on typical preferred equity is cumulative, meaning dividends will accumulate even if not declared by the Board of Directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common equity can be paid. However, there is no assurance that any dividends will be paid by a portfolio company even in the case of cumulative preferred equity.

We expect to tailor the terms of our investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its revenue and earnings growth.  We expect to attempt to include a cumulative preferred dividend feature in our convertible preferred stock instruments which will allow us to realize fixed returns in the form of a preferred dividend until conversion thereof.  In financing participation deals, dividends on convertible preferred stock instruments will typically be non-cumulative, meaning dividends which are not declared by the Board of Directors for a specific period will not accumulate and will never be paid to the holders.

Both the convertible debt and convertible preferred stock instruments allows us to maintain an opportunity to participate in the capital appreciation of the portfolio company.  We intend to structure our investments to give us the option to convert our debt or preferred stock into common stock at a pre-determined conversion price, subject to adjustment for certain events including, possibly, certain negotiated performance events.  We expect the conversion prices associated with our investments will generally be determined by reference to an agreed upon discount from either the common stock price in a subsequent IPO or registered offering or a risk-adjusted, public company comparable valuation.  We expect our investments will typically have an automatic conversion feature where the instruments convert into common stock once the portfolio company completes an IPO or other registered offering and/or obtains a senior exchange listing.  We believe that, in some cases, we will be able to realize returns in the form of interest or preferred dividend payments associated with our convertible instruments until one of the conversion events is triggered, while maintaining an opportunity to participate in the capital appreciation of the portfolio company, if any, through the conversion of debt or preferred stock to common stock.  However, we can give no assurance that we will be able to make investments in portfolio companies that will provide us interest or dividend income or, in the event they do, that such investments will pay such interest or dividends currently.

In the event a portfolio company fails to complete the going public process in a satisfactory manner, we will likely take steps to exit the investment.  However, in such cases, it may be difficult to sell the investment and we may have little or no recourse against the portfolio company.  Our options to liquidate the investment in such cases, will likely be limited to a private sale of the investment to a third party or a strategic sale or merger involving the portfolio company.  There are also a number of private secondary markets that specialize in the sale of private securities that may provide us a source of qualified buyers in the event that we have to liquidate the investment privately, subject to any contractual restrictions on a private resale transaction that may be imposed on us by a portfolio company.

Our investments may include an additional equity component, such as warrants to buy common stock in our portfolio companies, principally in sponsored deals where we typically provide more significant managerial assistance to a portfolio company. Any warrants we receive with our investments may require us to pay an additional cost to exercise, and thus, if our portfolio companies appreciate in value, we may be able to realize additional investment return in the form of capital gains from the exercise of these warrants.  Any warrants associated with our investments will typically be detachable, which will allow us to receive repayment of our principal while retaining our equity interests in the portfolio companies.

In many cases, we will also obtain demand and/or “piggyback” registration rights in connection with the common stock underlying any warrants we may receive and underlying convertible debt or preferred stock investments.  However, these registration rights may be typically cut-back or completely eliminated by an underwriter in the case of an underwritten registered offering by one of our portfolio companies.  We may also be prohibited from selling or transferring our investments, through certain lock-up agreements, for a certain periods, typically six months, following an underwritten registered offering by a portfolio company.  While these restrictions generally limit our ability to liquidate our investments, we believe these restrictions are consistent with our public markets strategy, which if successfully implemented and coupled with a successful listing on a senior exchange, will give us an expected portfolio company investment horizon of generally two to three years.

Co-investments.  We will generally be the lead investor in our sponsored deals. To the extent our portfolio companies require more financing than we desire to invest in our sponsored deals, we may seek non-affiliated co-investors to participate in the financing of our portfolio companies.  In addition, we expect our portfolio companies may engage one or more non-affiliated placement agents with whom our investment adviser has had prior experience to assist in capital raising from such non-affiliated co-investors. In financing participation deals, we also may also seek non-affiliated co-investors to assist portfolio companies in completing their pre-IPO round.  In certain cases, principally sponsored deals, our co-investors will be required to agree to certain resale conditions in order to mitigate the risk of any competing aftermarket sales among the holders of our investment securities.

We believe that our investment adviser’s network of high net worth investors, institutional investors and investment bankers, both from prior transactions and who are known to be focused on the type of micro-cap and small-cap companies we intend to target, may provide a source of capital for portfolio companies where we will seek co-investors to complement our investment.

Total return strategy with focus on capital appreciation. While we expect to generate interest and dividend income through our investments in convertible securities, where possible, our primary emphasis is to attempt to generate capital gains through the sale of the common stock we receive upon conversion of the convertible securities of micro-cap and small-cap companies which are expected to file a registration statement with the SEC within approximately three to 12 months after our investment.  These registration statements will typically take the form of a registration statement under the Securities Act registering the primary sale of common stock of a portfolio company in an IPO, a registration statement registering the common stock of a portfolio company under the Exchange Act without a concurrent registered offering under the Securities Act, or a resale registration statement filed by a portfolio company under the Securities Act to register shares held by existing stockholders coupled with a concurrent registration of the portfolio company’s common stock under the Exchange Act.

We expect the common stock of our portfolio companies that are not qualified to complete an IPO or fail to complete an IPO in a timely manner to typically be initially quoted on a junior exchange, following the completion of the registration process, depending upon satisfaction of the applicable listing requirements.   However, we target investments in portfolio companies that we believe will be able to qualify for a senior exchange listing within approximately 12 to 18 months after completion of our investment.   We do not expect the securities in our publicly traded portfolio companies to initially have an active secondary trading market and, as such, these securities will be illiquid until an active market develops. We believe that typically this liquidity will develop in conjunction with a senior exchange listing, which may not occur until twelve to eighteen months after our investment is made, if at all.  However, there can be no assurance that our portfolio companies will obtain a senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the securities of our publicly traded portfolio companies. The lack of such liquidity could impair the market price of such portfolio companies, and ultimately the return we may receive from our equity investment.

Other Investments

Currently, we do not intend to make investments, even to the extent permitted by the 1940 Act, in the following types of securities: (i) asset-backed securities, (ii) collateralized debt obligations, (iii) high yield bonds, or (iv) distressed debt.

However, we may invest, consistent with the requirements of the 1940 Act, in securities of public companies that are already traded on a junior or senior exchange, in securities of private companies that may not be based in the United States, or in securities we acquire in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments in micro-cap and small-cap companies.

Changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities.  If legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this annual report on Form 10-K and may result in our investment focus shifting.

For example, the SEC changed the criteria used to determine if a company is an Eligible Portfolio Company under the 1940 Act by permitting qualifying investments to be made by business development companies in publicly-traded companies, whether or not they are listed on an exchange, as long as their market capitalizations are no greater than $250 million.  Due to our public markets approach, we believe this change may be beneficial to us and provide us greater latitude to implement our investment strategy.

Until the net proceeds of our initial private placement and continuous public offering are invested in accordance with our investment strategy, and (i) during periods in which we determine that we are temporarily unable to follow our investment strategy or that it is impractical to do so, or (ii) pending investment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by us, all or any portion of our assets may be invested in cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the date of our investment.  Our determination that we are temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may be unable to pursue or achieve our investment objective.

Ongoing Relationships with Portfolio Companies

Strategic value added model.  As an integral part of our investment, we intend to partner with our portfolio companies to become public companies that meet the governance and eligibility requirements for a listing on a senior exchange.  We intend for our interests to be aligned with our portfolio companies’ management teams to maximize stockholder value through an eventual listing on a senior exchange, if possible.

We will offer and provide managerial assistance to our portfolio companies, in particular, in the completion of the going public process and the design of an overall public markets strategy.  We will fully utilize our investment adviser’s expertise in public markets strategies including the design of comprehensive aftermarket support programs for our portfolio companies.  We will also leverage our investment adviser’s expertise and access third party professionals and consultants to develop and execute a disciplined “migration plan” to upgrade our portfolio companies from a junior exchange listing to a senior exchange listing, which we believe will typically occur twelve to eighteen months after our  investment is made.

We believe this public markets strategy will provide us with an expected portfolio company investment horizon of two to three years via an orderly public market exit, which we believe represents a substantially shorter investment horizon when compared to traditional private equity and venture capital investments.  However, we can provide no assurance that the portfolio companies in which we may invest will be successful in completing the SEC registration process to become a public company, or if they do so, that they will be able to obtain a subsequent listing on either a junior or senior exchange.  Any failure to do so could substantially reduce or eliminate the market premium associated with being a publicly traded company.

Monitoring.  We will monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In certain limited cases, we may also control one or more of our portfolio companies.

We will utilize several methods for evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	Assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;

•	Periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	Periodic formal update interviews with portfolio company management; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

As a result of active monitoring and communication, we believe that our portfolio management process will emphasize value creation throughout the life cycle of a given investment. Paramount to these efforts will be the ongoing emphasis on our public markets strategy.  By doing so, we believe that our value to the portfolio company will go beyond the capital we have invested, and will extend to the overall goals of each portfolio company, which we believe will benefit the return on investment we realize in our portfolio companies.

Competition

We compete for investments with a number of business development companies and other investment funds (including private equity funds and venture capital funds), reverse merger and SPAC sponsors, investment bankers that underwrite initial public offerings, hedge funds that invest in PIPEs, traditional financial services companies such as commercial banks, and other sources of financing.  Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We believe we compete with these entities primarily on the basis of our willingness to make smaller, non-controlling investments, our public markets approach, the experience and contacts of our investment professionals within our targeted industries, our responsive and efficient investment analysis and decision-making processes, and the investment terms that we offer. We do not seek to compete primarily on the deal terms we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

Currently, we do not have any employees.  The management of our investment portfolio will be the responsibility of our investment adviser, Keating Investments, and its Investment Committee, which currently consists of Timothy J. Keating, our President, Chief Executive Officer and Chairman of our Board of Directors, Kyle L. Rogers, our Chief Operating Officer and Secretary and Frederic M. Schweiger, an executive officer of our investment adviser.  Keating Investments’ Investment Committee must unanimously approve each new investment that we make. The members of the Investment Committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities. However, Messrs. Keating, Rogers and Schweiger, through their financial interests in, or management positions with, Keating Investments, will be entitled to a portion of any investment advisory fees paid by us to Keating Investments pursuant to the Investment Advisory and Administrative Services Agreement.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

To our knowledge, none of our officers or directors is party to any pending legal or regulatory actions against us, Keating Investments and their affiliates or any other prior affiliate of ours.

Further, to our knowledge, none of the officers or directors of Keating Investments, nor Keating Investments and any of its affiliates, is party to any pending legal or regulatory actions against us, Keating Investments and their affiliates or any other prior affiliate of ours.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. At present, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis.

We will determine the fair value of our debt investments by reference to the principal or most advantageous market in which these debt investments could be sold. Market participants generally have a strategic premise for these investments, and anticipate the sale of the company, recapitalization or initial public offering as the realization/liquidity event. The fair value, or exit price, for a debt instrument would be the hypothetical price that a market participant would pay for the instrument, using a set of assumptions that are aligned with the criteria that we would use in originating a debt investment in this market, including credit quality, interest rate, maturity date, conversion ratio and overall yield, and considering the prevailing returns available in this market. In general, we consider enterprise value an important element in the determination of fair value, because it represents a metric that may support the recorded value, or which, conversely, would indicate if a credit-related markdown is appropriate. We also consider the specific covenants and provisions of each investment which may enable us to preserve or improve the value of the investment. In addition, the trends of the portfolio company’s basic financial metrics from the time of the original investment until the measurement date are also analyzed; material deterioration of these metrics may indicate that a discount should be applied to the debt investment, or a premium may be warranted in the event that metrics improve substantially and the return is higher than required for such a profile under current market conditions.

The fair value of our equity investments for which market quotations are not readily available will be determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values will generally be discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.  Equity investments for which market quotations are readily available will generally be valued at the most recently available closing market price.

Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we will analyze its historical and projected financial results, as well as the nature and value of collateral, if any. We will also use industry valuation benchmarks and public market comparables.  We will also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, our investment adviser’s senior investment professionals will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts, as well as relevant market quotations, where applicable.  We will engage third-party valuation firms to provide assistance in valuing our equity investments for which no market quotations are readily available, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio investments. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by Keating Investments’ senior investment professionals;

•	A nationally recognized third-party valuation firm engaged by our Board of Directors will review these preliminary valuations;

•
Our Valuation Committee will review the preliminary valuations and our investment adviser and the nationally recognized third-party valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•
Our Board of Directors will discuss valuations and will determine, in good faith, the fair value of each investment in our portfolio for which market quotations are not readily available based on the input of our investment adviser, the nationally recognized third-party valuation firm, and our Valuation Committee.

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. To the extent that the net asset value per share increases subsequent to the last closing, the price per share may increase. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, the Board of Directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value. The Board of Directors will consider the following factors, among others, in making such determination:

•	The net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•
Our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

•
The magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Keating Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director includes, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Audit Committee and a Valuation Committee, and may establish additional committees in the future. Unless approved by our Board of Directors, we will not permit our executive officers or directors to serve as officers, directors or principals of entities that operate in the same or related line of business as we do, other than investment funds, if any,  managed by our investment adviser and its affiliates.

Board of Directors and Executive Officers

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualifies. We have submitted a proposal to our stockholders in connection with our 2010 Annual Meeting of Stockholders to amend our charter to require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders. This amendment to our charter was approved by our stockholders at our 2010 Annual Meeting of Stockholders held on May 21, 2010. For a further discussion of the proposed amendments to our charter, please see “Description of Securities,” below.

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Positions Held	Director Since	Expiration of Term
Independent Directors:
Andrew S. Miller(1)(2)	53	Director	2008	2012
William F. Owens(1)	59	Director	2009	2010
J. Taylor Simonton(1)(2)	66	Director	2008	2010

Interested Directors:
Timothy J. Keating	47	President, Chief Executive Officer and Chairman of the Board of Directors	2008	2011
Ranjit P. Mankekar(2)	34	Chief Financial Officer, Treasurer and Director	2008	2011
_______________

(1)	Member of the Audit Committee
(2)	Member of the Valuation Committee

The address for each director is c/o Keating Capital, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Executive Officers who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Positions Held
Kyle L. Rogers	33	Chief Operating Officer and Secretary
Brett W. Green	34	Chief Compliance Officer

The address for each executive officer who is not a director is c/o Keating Capital, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Biographical Information

 The Board of Directors has identified certain desired attributes for its directors.  Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Each of our directors has been selected such that the Board of Directors represents a diversity of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director of the Company, in light of the Company's business and structure.

Independent Directors

Andrew S. Miller.  Mr. Miller is the founder and currently the Manager of Rapid Funding, LLC, a commercial and residential hard money lender, which began business in 1998.  Since its inception, Rapid Funding has loaned to projects including land developments for single family homes, shopping centers, office buildings and construction loans on condominium buildings.  Mr. Miller also is the co-founder and currently the Managing Member of Realty Funding Group, a mortgage and finance company which has provided financing for commercial real estate projects across the United States, which began business in 1994.  Mr. Miller is co-founder and currently the President and Chief Operating Officer of SevoMiller, Inc., a full service real estate company specializing in purchasing and developing commercial real estate, which began business in March 1990.  To date, SevoMiller, Inc. has purchased apartment units, retail space and office projects across the United States.  From 1980 to 1989, Mr. Miller co-founded and served as Vice President of Loup-Miller Development Company, a real estate company which designed and developed numerous shopping centers, apartment communities, office buildings and warehouses.  Mr. Miller is a 1978 graduate of the University of Denver with a B.S. in Accounting.  Mr. Miller’s experience as a founder and executive officer of numerous advisory and development companies brings broad financial industry and specific investment management knowledge and expertise to the Board of Directors.

William F. Owens. Mr. Owens has been a principal in Denver-based Front Range Resources (formerly known as JF Companies), a land and water development firm, since January 2007, and also advises several private equity firms.  Mr. Owens served two terms as Governor of Colorado from 1999 to 2007, focusing on transportation, education, and tax issues during his governorship. Prior to serving as Governor, Mr. Owens served as Colorado State Treasurer from 1995 to 1999, where he was responsible for managing $5 billion in investment funds.  While serving as State Treasurer Mr. Owens also served on the Board of Colorado’s pension fund, the Colorado Public Employees Retirement Association.  Prior to serving as State Treasurer, Mr. Owens served as a Colorado State Senator from 1988 to 1994, representing Aurora and Arapahoe County, and as a member of the Colorado State House of Representatives from 1982 to 1988.  Mr. Owens earned a B.S. degree from Stephen F. Austin State University and a master’s degree in public affairs from the Lyndon B. Johnson School of Public Affairs at the University of Texas at Austin.  Mr. Owens currently serves on the Board of Directors of: Key Energy Services, Inc. (NYSE: KEG), a well servicing contractor, FESCO PLC (RTC: FESH), a Russian-based shipping company and Cloud Peak Energy, Inc. (NYSE: CLD), a U.S.-based coal producer.  Mr. Owens’ long and varied business career, including his services as the Governor of Colorado and a director of numerous public companies, allows him to provide key expertise and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.  Mr. Owens also provides valuable knowledge and expertise in financial and accounting matters to the Board of Directors and, specifically to our Audit Committee from his experience as Colorado State Treasurer.

J. Taylor Simonton.   Mr. Simonton spent 35 years at PricewaterhouseCoopers LLP, including 23 years as an audit partner in the firm’s Accounting and Business Advisory Services practice group, before retiring in 2001.  Mr. Simonton was a partner for seven years in PricewaterhouseCoopers’ National Office Risk & Quality Group that handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters.    Mr. Simonton is currently a director, member of the Audit Committee, of which he was chair from October 2005 until June 2009, and a member of the Nominating and Governance Committee of Red Robin Gourmet Burgers, Inc., a Nasdaq Global Select market company that operates a casual dining restaurant chain serving high quality gourmet burgers, having been appointed as a director in September 2005 and as a member of the audit committee in October 2005.    In October 2008, he was elected an independent director and chair of the Audit Committee of Zynex, Inc., an OTC Bulletin Board traded company that engineers, manufactures, markets and sells medical devices for the electrotherapy and stroke and spinal cord injury rehabilitation markets.  From January 2003 to February 2007, he also served a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems.  Mr. Simonton also serves as the Director and President of the Colorado Chapter of the National Association of Corporate Directors.  Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966 and is a Certified Public Accountant.  Mr. Simonton is qualified to serve on our Board of Directors because of his extensive accounting, SEC reporting and corporate governance experience, as well as his comprehensive experience on the board of directors of other public companies.

Interested Directors

Timothy J. Keating.  Mr. Keating has served as President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008.  Mr. Keating also is the founder, and has served as President, Managing Member and majority owner of our investment adviser, Keating Investments, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), since it was founded in 1997.  Mr. Keating has served as the President of Andrews Securities, LLC, formerly known as Keating Securities, LLC, from August 1999 to August 2008.  Andrews Securities, LLC was formerly a wholly owned subsidiary of Keating Investments and is a Financial Industry Regulatory Authority, Inc. (“FINRA”) registered broker-dealer.  Prior to founding Keating Investments, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997.  From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London.  Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London.  Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics. Mr. Keating is a registered investment adviser representative of Keating Investments.  Mr. Keating’s intimate knowledge of the business and operations of Keating Investments, extensive experience in the financial industry as well as the management of alternative investment products in particular, not only gives the Board of Directors valuable insight but also position Mr. Keating well to continue to serve as the Chairman of our Board of Directors.

Ranjit P. Mankekar.  Mr. Mankekar has served as Chief Financial Officer and Treasurer of Keating Capital since its inception in 2008.  In addition, Mr. Mankekar has been the Chief Financial Officer of Keating Investments since July 2006.  Mr. Mankekar has served as the Controller of Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2007 to August 2008.  Prior to joining Keating Investments, Mr. Mankekar worked with PricewaterhouseCoopers LLP from September 1999 to June 2006, where he attained the position of Audit and Assurance Services Manager.  Mr. Mankekar was a recipient of the Gold Medal for earning the highest score in the State of Colorado on the May 1999 Certified Public Accounting examination.  Mr. Mankekar is a 1999 summa cum laude graduate of the University of Colorado with an M.S. in Accounting and a B.S. in Business Administration.  Mr. Mankekar’s qualifications to serve on our Board of Directors include his extensive finance and accounting experience, his management and operational experience as the Chief Financial Officer of Keating Capital and our investment adviser, Keating Investments, and because of his intimate knowledge of our day-to-day operations.

Executive Officers who are not Directors

Kyle L. Rogers.  Mr. Rogers has served as the Chief Operating Officer and Corporate Secretary of Keating Capital since its inception in 2008.  Mr. Rogers became the Chief Investment Officer of Keating Investments in April 2010.  Mr. Rogers was the Chief Operating Officer of Keating Investments from October 2001 to April 2010. In January 2006, Mr. Rogers became a non-managing member of Keating Investments.  Mr. Rogers also previously served as the Chief Compliance Officer of Keating Investments and Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2004 until January 2007.  During his ten years at Keating Investments, Mr. Rogers has been involved in evaluating  micro-cap companies, negotiating and structuring investments in micro-cap companies, and assisting them in obtaining public company status.  Prior to joining Keating Investments, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001.  Mr. Rogers is a CFA Charter holder.  Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.  Mr. Rogers is currently a registered investment adviser representative of Keating Investments.

Brett W. Green.  Mr. Green has served as the Chief Compliance Officer of Keating Capital since its inception in 2008.  In addition, Mr. Green has been the Chief Compliance Officer of Keating Investments since November 2006.   Mr. Green also previously served as the Chief Compliance Officer of Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from March 2007 to October 2008.  Prior to joining Keating Investments, Mr. Green worked for Janus Mutual Funds where he managed and trained registered representatives in evaluating investors’ financial goals and trading their funds.  Mr. Green is a 1998 graduate of Vanderbilt University with a B.A. degree in psychology and a 2006 graduate of the University of Denver Sturm College of Law.  He was admitted to the Colorado State Bar in 2006.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company's Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Keating serves as the chairman of our Board of Directors.  Mr. Keating is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the managing member of our investment adviser. We believe that Mr. Keating’s history with the Company and extensive experience in the management of alternative investments qualifies him to serve as the Chairman of our Board of Directors. Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Keating as Chairman of our Board of Directors, as Mr. Keating’s relationship with the Company's investment adviser provides an effective bridge between the Board and our investment adviser thus ensuring an open dialogue between the Board and our investment adviser and that both groups act with a common purpose. Presently, Mr. Simonton currently serves as the lead independent director of our Board of Directors.

We believe that Board leadership structures must be evaluated on a case by case basis and that our existing Board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through: (a) its two standing committees, which report to the entire Board of Directors; and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section entitled “Committees of the Board of Directors”, the audit committee (the “Audit Committee”) and the valuation committee (the “Valuation Committee”) assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements. The valuation committee’s risk oversight responsibilities include reviewing preliminary portfolio company valuations from the Company’s investment adviser and ultimately determining the fair value of each investment in the Company’s portfolio.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board's role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which Keating Investments or any of its affiliates currently has an investment.  In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2010 taxable year.  As a RIC we must, among other things, meet certain income source and asset diversification requirements.

We believe that the Board’s role in risk oversight must be evaluated on a case by case basis and that our existing Board’s role in risk oversight is appropriate. However, we continually re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee and the Valuation Committee. During 2009, our Board of Directors held four Board meetings, five Audit Committee meetings, and no Valuation Committee meetings.  All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors.  The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Audit Committee is presently composed of three persons: Messrs. Simonton, Owens and Miller, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Simonton meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Simonton currently serves as Chairman of the Audit Committee.  The Audit Committee met on five occasions during 2009.

Valuation Committee

The Valuation Committee operates pursuant to a charter approved by our Board of Directors. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market quotations are not readily available. The Board of Directors and Valuation Committee utilize the services of a third-party valuation firm to help determine the fair value of these securities. The Valuation Committee is presently composed of three persons: Messrs. Simonton, Miller and Mankekar.  Mr. Simonton serves as Chairman of the Valuation Committee.  The Valuation Committee did not meet during 2009 as we had no portfolio company investments during 2009.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers.

Indemnification

Under the Maryland General Corporation Law and pursuant to our amended and restated charter and bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors.  The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our amended and restated charter and bylaws. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.  The indemnification agreements also require us to procure liability insurance coverage for our officers and directors. In addition, each indemnification agreement further provides that the applicable provisions of our amended and restated charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us.  Messrs. Keating and Rogers, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of our Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may also pay salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating and Rogers in addition to any profits earned from their ownership interests in Keating Investments.

Mr. Mankekar serves as our Chief Financial Officer and Mr. Green serves as our Chief Compliance Officer.  The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to us.   In accordance with our Investment Advisory and Administrative Services Agreement, our reimbursement of an allocable portion of such compensation began accruing on November 13, 2008.  For the years ended December 31, 2009 and 2008, we reimbursed Keating Investments $185,182 and $18,059, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer, and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.  For the three months ended March 31, 2010 and 2009, we reimbursed Keating Investments $47,538 and $47,196, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer, and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.  Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	–	–	–
Ranjit P. Mankekar	–	–	–

Independent Directors
J. Taylor Simonton	$41,000	–	$41,000
William F. Owens	$19,500	–	$19,500
Andrew S. Miller	$26,000	–	$26,000
Anthony K. McDonald(3)	$12,500	–	$12,500
 _______________

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)
Mr. McDonald resigned from the Board of Directors, effective April 10, 2009. Mr. Owens was appointed by the Board of Directors to replace Mr. McDonald as a member of the Board of Directors on April 10, 2009.

We currently pay our independent directors an annual fee of $18,000, payable quarterly in advance. Our independent directors also receive a fee of $2,000 for any regular or special meeting attended in person in excess of four meetings in any year.  The meeting fees for the first four meetings of a year are included within the annual retainer fee paid to the directors. Each independent director also receives $500 for each telephonic meeting in which the director participated.  We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance.  J. Taylor Simonton is presently designated as our lead independent director.

Each independent member of the Audit Committee (including the chair) receives an annual committee fee of $8,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $500 for any regular or special meeting of the Audit Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Audit Committee in which the director participated.  We pay our independent director who serves as the chair of the Audit Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Simonton is presently designated as chair of our Audit Committee.

Each independent member of the Valuation Committee (including the Chairman) receives an annual committee fee of $4,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $1,000 for any regular or special meeting of the Valuation Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Valuation Committee in which the director participated.

We reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Employment Agreements

None of our executive officers or directors has employment agreements with us.  However, we have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments, our external investment adviser.  Under the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments manages our day-to-day operations and provides us with investment advisory services. Keating Investments’ services under the Investment Advisory and Administrative Services Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.  We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments are paid by us and ultimately be borne by our common stockholders.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Keating Investments, and its Investment Committee, which currently consists of Timothy J. Keating, the Chairman of our Board of Directors and our Chief Executive Officer, Kyle L. Rogers, our Chief Operating Officer and Secretary, and Frederic M. Schweiger, an executive officer of Keating Investments.  For more information regarding the business experience of Messrs. Keating and Rogers, see “Management” above.  For more information regarding the business experience of Mr. Schweiger, see “Investment Personnel,” below.

Keating Investments’ senior investment professionals have extensive experience both investing in and assisting public ready micro-cap companies in obtaining public company status.  Prior to our formation, Keating Investments and its senior investment professionals, other than Mr. Schweiger, previously managed Keating Reverse Merger Fund, LLC, or the Keating Reverse Merger Fund, which invested in 13 micro-cap companies and had gross assets of approximately $20.5 million prior to its planned liquidation in December 2007.  In addition, subsequent to the Keating Reverse Merger Fund becoming fully invested, Keating Investments and its senior investment professionals, other than Mr. Schweiger, managed six special purpose investment companies, each of which was formed to invest in a micro-cap company seeking to obtain public company status through a reverse merger with an existing public company.  In connection with these investment activities, Keating Investment’s senior investment professionals, other than Mr. Schweiger, also arranged bridge financing through funds Keating Investments managed for many of the micro-cap companies in which those funds were invested and provided financial communications and marketing assistance to such micro-cap companies to help create greater market visibility and liquidity after achieving public company status.

Keating Investments’ Investment Committee must unanimously approve each new investment that we make. The members of Keating Investments’ Investment Committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Keating, Rogers and Schweiger, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any investment advisory fees paid by us to Keating Investments.

Investment personnel.  Keating Investments’ investment personnel consists of its senior investment professionals, including Messrs. Keating, Mankekar, Rogers and Schweiger.  In addition, Keating Investments’ investment professionals include two portfolio company originators, one analyst and a compliance officer.  Keating Investments may also retain additional investment professionals in the future, based upon its needs.

Below is the biography for the member of Keating Investments’ Investment Committee, whose biography is not included elsewhere in this prospectus.

 Frederic M. Schweiger (Age 50).  Since March 2010, Mr. Schweiger has been an investment professional at, and a member of the Investment Committee of, Keating Investments.  Mr. Schweiger became a member of Keating Investments in March 2010 and become the Chief Operating Officer of Keating Investments in April 2010.  From 1999 to March 2010, Mr. Schweiger has been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy.   Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments from January 2004 through July 2006.  Prior to founding Garisch Financial, Inc., Mr. Schweiger spent nearly 15 years advising middle market companies in various capacities including as a corporate attorney, mergers and acquisition advisor, chief financial officer and investment banker.  Mr. Schweiger received a B.B.A. in Accounting from the University of Notre Dame, a J.D. degree from Marquette University and a Masters of Law in Taxation degree from New York University.

Compensation. None of Keating Investments’ investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Keating, Mankekar, Rogers and Schweiger, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of the Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating, Mankekar, Rogers and Schweiger in addition to any ownership interests each of them may have, which may be reduced proportionately to reflect such payments. The compensation paid by Keating Investments to its other investment personnel may include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each member of Keating Investments’ Investment Committee, whom we consider to be our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Timothy J. Keating	$500,001-$1,000,000
Kyle L. Rogers	$10,001-$50,000
Frederic M. Schweiger	$1-$10,000
_______________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on our initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

PORTFOLIO COMPANY

On January 25, 2010, we completed a $1 million investment in the Series X convertible preferred stock of NeoPhotonics, as further described in the table below.  At March 31, 2010, our Series X convertible preferred stock investment in NeoPhotonics was valued at $1,550,000, including $550,000 in unrealized appreciation based upon a fair value determination made in good faith by our Board of Directors. As of March 31, 2010, our investment in NeoPhotonics, valued at fair value, represents approximately 22% of our total assets.

Name and Address of Portfolio Company	Industry	Type of Investment	Shares	% of Class Held	Cost	Fair Value(1)
NeoPhotonics Corporation 2911 Zanker Road San Jose, CA 95134	Semiconductors & Related Devices	Series X Convertible Preferred Stock	10,000	2.2%	$1,000,000	$1,550,000

(1)   As of March 31, 2010.

Description of Portfolio Company

On April 15, 2010, NeoPhotonics filed a registration statement on Form S-1 with the SEC to register shares of its common stock in a planned initial public offering.  Based on information contained in its registration statement, NeoPhotonics intends to apply for a listing of its common stock on the New York Stock Exchange, and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. have been retained to act as lead underwriters for the planned initial public offering. In its registration statement, NeoPhotonics reports that it had approximately $155 million in revenue in 2009 and positive net income for the second half of 2009.

If NeoPhotonics’ initial public offering as currently reflected in its registration statement is completed, the Series X convertible preferred stock would be automatically converted into NeoPhotonics’ common stock at a conversion price equal to 50% of the final initial public offering price, which has not been disclosed in NeoPhotonics’ registration statement.  Upon conversion, the common stock we would be issued would be subject to a 6-month lock-up period following the completion of the initial public offering.  We can give no assurances that NeoPhotonics’ initial public offering will be completed and, if completed, when it may be completed and at what price and under what terms.

NeoPhotonics is a designer and manufacturer of photonic integrated circuit, or PIC, based modules and subsystems for bandwidth-intensive, high-speed communications networks. The rapid growth of bandwidth-intensive content, including High Definition (HD) and 3D video, music, social networking, video conferencing and other multimedia, is driving the demand for high-bandwidth products. The demand for bandwidth capacity is further intensified by the proliferation of network-attached devices, such as smartphones, laptops, netbooks, PCs, e-readers, televisions and gaming devices, that are enabling consumers to access bandwidth-intensive content anytime and anywhere over fixed and wireless networks, including 3G networks. NeoPhotonics’ products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks.

NeoPhotonics has a broad portfolio of over 300 products, including high-speed products that enable data transmission at 10Gbps, 40Gbps and 100Gbps, agility products such as ROADMs that dynamically allocate bandwidth to adjust for volatile traffic patterns, and access products that provide high-bandwidth connections to more devices and people over fixed and wireless networks. Its innovative PIC technology utilizes proprietary design elements that provide optical functionality on a silicon chip. PIC devices integrate many more functional elements than discretely packaged components, enabling increased functionality in a small form factor while reducing packaging and interconnection costs. In addition, the cost advantages of PIC-based components are driven by the economics of semiconductor wafer mass manufacturing, where the marginal cost of producing an incremental chip is much less than that of a discrete component.

Based on information contained in its registration statement, NeoPhotonics sells its products to the leading network equipment vendors globally, including ADVA AG Optical Networking Ltd., Alcatel-Lucent SA, Ciena Corporation (including its recent acquisition of Nortel’s Metro Ethernet Networks business), Cisco Systems, Inc., FiberHome Technologies Group, ECI Telecom Ltd., Telefonaktiebolaget LM Ericsson, Fujitsu Limited, Harmonic, Inc., Huawei Technologies Co., Ltd., Mitsubishi Electric Corporation, NEC Corporation, Nokia Siemens Networks B.V. and ZTE Corporation. According to its registration statement, NeoPhotonics reports that its largest customer in 2009, Huawei Technologies, represented 52.9% of its total revenue and its top ten customers represented 82.9% of its total revenue.

Other than our investment in NeoPhotonics’ Series X convertible preferred stock, our only formal relationship with NeoPhotonics is the managerial assistance we may provide upon request.  We do not “control” and are not an “affiliate” of NeoPhotonics, each as defined in the 1940 Act.  In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.  Other than our investment in NeoPhotonics’ Series X preferred stock, there is no other material business, professional, or family relationship between the officers and directors of us and our investment adviser, Keating Investments, on the one hand, and NeoPhotonics, its officers, directors and affiliates, on the other hand.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Management services.  Keating Investments is registered as an investment adviser under the Advisers Act, and serves as our investment adviser. Subject to the overall supervision of our Board of Directors, Keating Investments manages our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, as currently in effect, Keating Investments:

•	Determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	Determines which securities we will purchase, retain or sell;

•	Identifies, evaluates and negotiates the structure of the investments we make; and

•	Closes, monitors and services the investments we make.

Keating Investments may also provide us with other services not currently enumerated in the Investment Advisory and Administrative Services Agreement. While we do not presently contemplate Keating Investments providing us with such other services, we may only accept such other services, if (i) Keating Investments, as a fiduciary, determines such self-dealing arrangement is in our best interest; (ii) the terms pursuant to which all such services are provided to us have been embodied in a written contract, the material terms of which must be fully disclosed to our stockholders; (iii) the contract may only be modified with approval of holders of a majority of our outstanding voting securities, as required by the 1940 Act; and (iv) the contract contains a clause allowing our termination without penalty on 60 days’ notice. Further, any arrangement to provide such other services must also meet all of the following criteria: (i) Keating Investments must be independently engaged in the business of providing such services to persons other than its affiliates and at least thirty-three percent (33%) of its associated gross revenues must come from persons other than its affiliates; (ii) the compensation, price or fee charged for providing such other services must be comparable and competitive with the compensation, price or fee charged by persons other than Keating Investments and its affiliates in the same geographic location who provide comparable services which could reasonably be made available to us; and (iii) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders.  Extraordinary circumstances are limited to instances when immediate action is required and the services are not immediately available from persons other than Keating Investments and its affiliates. Notwithstanding the foregoing sentence, if Keating Investments is not independently engaged in the business of providing such services to persons other than its affiliates, Keating Investments may still provide us such other services if all of the following additional conditions are met: (i) Keating Investments can demonstrate the capacity and capability to provide such services on a competitive basis; (ii) the services are provided at the lesser of cost or the competitive rate charged by persons other than Keating Investments and its affiliates in the same geographic location who are in the business of providing comparable services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by Keating Investments on our behalf in providing such services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws, and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.

Keating Investments’ services under the Investment Advisory and Administrative Services Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.  In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement and that any conflicts are handled in a fair and equitable manner.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Management fees.  We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components - a base management fee and an incentive fee. The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments is ultimately borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets, where gross assets include any borrowings for investment purposes. We do not presently expect to use borrowed funds for the purpose of making portfolio investments.  The Base Fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro-rated.  Keating Investments had previously agreed to defer a portion of the Base Fee equal to 0.5% of our gross assets until we completed at least one investment in a portfolio company consistent with our investment strategy.  On January 25, 2010, we completed a $1 million investment in the convertible preferred stock of NeoPhotonics, requiring a payment to Keating Investments of previously deferred Base Fees totaling $20,502.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The following table sets forth various examples of the calculation of our annual incentive fee based on different levels of realized and unrealized gains and losses over a period of years.  These calculations are based on the different assumptions set forth in the table:

Examples of Annual Incentive Fee for Capital Gains* (all dollar amounts in millions)

Example 1

Year	Investment Description	Incentive Fee	Explanatory Comments

1	Invested $5 in Company A stock and $10 in Company B stock.	$0	No incentive fee as there are no realized gains.

2	Sold Company A stock for $15 ($10 realized gain). Fair value of Company B stock at $20 ($10 unrealized gain)	$2.0	Incentive fee equals 20% of $10 realized gains. Unrealized gains do not affect calculation.

3	Fair value of Company B stock at $8 ($2 unrealized loss).	$0	No incentive fee as there is only unrealized loss in the year.

4	Sold Company B stock for $12 ($2 realized gain).	$0.4	Incentive fee equals 20% of cumulative realized gains of $12, or $2.4, less previously paid incentive fee of $2.

Example 2

Year	Investment Description	Incentive Fee	Explanatory Comments

1	Invested $20 in Company A stock, $30 in Company B stock and $25 in Company C stock	$0	No incentive fee as there are no realized gains.

2	Sold Company A stock for $50 (realized gain $30). Fair value of Company B stock at $25 ($5 unrealized loss). Fair value of Company C stock at $25 (no unrealized gain or loss).	$5.0	Incentive fee equals 20% of $25 (which is the $30 realized gains less the $5 unrealized loss).

3	Sold Company C stock for $30 ($5 realized gain). Fair value of Company B stock at $27 ($3 unrealized loss)	$1.4	Incentive fee equals 20% of $32 (which is the $35 of realized gains less the $3 of unrealized losses), reduced by the $5 previously paid incentive fee.

4	Fair value of Company B stock at $35 ($5 unrealized gain).	$0	No incentive fee as there are no realized gains in year.

5	Sold Company B stock for $20 ($10 realized loss).	$0	No incentive fee as the 20% incentive fee on $25 (which is the $35 cumulative realized gains less the $10 realized losses) is less than the $6.4 previously paid incentive fee.

*
The hypothetical amount of income, gains and returns shown in the above tables assumes no leverage. There is no guarantee that the income, gains, or the income returns based on our net asset values, will be realized and actual income, gains and returns may vary from those shown in these examples.

Administrative services.  Pursuant to the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with equipment and clerical, bookkeeping and record-keeping services. Under the Investment Advisory and Administrative Services Agreement, Keating Investments also performs, or facilitates the performance of, certain administrative services, which will include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC and state securities administrators and commissions. In addition, Keating Investments assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Payment of our expenses.  Our primary operating expenses include the payment of (i) investment advisory fees to our investment adviser, Keating Investments; (ii) the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee compensates our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation):

•	Costs of calculating our net asset value, including the cost of any third-party valuation services;

•	Costs of effecting sales and repurchases of shares of our common stock and other securities;

•	Fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	Transfer agent and custodial fees;

•	Costs related to organization and offerings;

•	Fees and expenses associated with marketing efforts;

•	Federal and state registration fees;

•	Any stock exchange listing fees;

•	Applicable federal, state and local taxes;

•	Independent directors’ fees and expenses;

•	Excess brokerage commissions;

•	Costs of proxy statements, stockholders’ reports and notices;

•	Fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	Direct costs such as printing and mailing, and staff;

•	Fees and expenses associated with independent audits and outside legal costs;

•	Costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act and applicable federal and state securities laws; and

•
All other expenses incurred by either Keating Investments or us in connection with administering our business, including payments under the Investment Advisory and Administrative Services Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

All of these expenses are ultimately borne by our common stockholders.

Reimbursement of Keating Investments. We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.  We will not reimburse Keating Investments for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Keating Investments.

Duration and termination.  The Investment Advisory and Administrative Services Agreement was initially approved by our Board of Directors and our sole stockholder on July 28, 2008.  An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by our Board of Directors on April 17, 2009, and by our stockholders on May 14, 2009.  Unless earlier terminated as described below, our current Investment Advisory and Administrative Services Agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to Keating Investments.  If Keating Investments wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.  See “Risk Factors — Risks Relating to Our Business and Structure.”

Without the vote of a majority of our outstanding voting securities, our Investment Advisory and Administrative Services Agreement may not be materially amended, nor may we engage in a merger or other reorganization of Keating Investments. In addition, should we or Keating Investments elect to terminate the Investment Advisory and Administrative Services Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act.

Prohibited activities.  Under the Investment Advisory and Administrative Services Agreement, we cannot reimburse Keating Investments for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Keating Investments.  In addition, the Investment Advisory and Administrative Services Agreement also prohibits the following activities between us and Keating Investments:

•	We may not purchase or lease assets in which Keating Investments has an interest;

•	Keating Investments may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	We may not lease assets to Keating Investments;

•	We may not make any loans to Keating Investments except for the advancement of funds as permitted by Section 7.4 of our charter;

•	We may not acquire assets in exchange for our stock;

•
We may not pay a commission or fee, either directly or indirectly to Keating Investments, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	Keating Investments may not charge duplicate fees to us; and

•	Keating Investments may not provide financing to us with a term in excess of 12 months.

In addition, the Investment Advisory and Administrative Services Agreement prohibits Keating Investments from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Keating Investments is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, Keating Investments is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification.  The Investment Advisory and Administrative Services Agreement provide that Keating Investments and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor shall Keating Investments be held harmless for any loss or liability suffered by us, unless (i) Keating Investments has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) Keating Investments was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by Keating Investments or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold Keating Investments harmless is only recoverable out of our assets and not from our stockholders.

Fiduciary Duty.  The Investment Advisory and Administrative Services Agreement imposes certain fiduciary duties on Keating Investments.  Keating Investments has a fiduciary responsibility for the safekeeping and use of all of our funds and assets, whether or not they are in the immediate possession or control of Keating Investments.  Keating Investments may not  use, or permit an affiliate or other party to use, our funds or assets in any manner except for our exclusive benefit.  In addition, we will not permit Keating Investments to absolve itself of this fiduciary obligation, by contract or otherwise.

Organization of the investment adviser.   Keating Investments is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Timothy J. Keating is the majority owner and managing member of Keating Investments.  Messrs. Keating, Mankekar, Rogers and Schweiger are Keating Investments’ senior investment professionals and Messrs. Keating, Rogers and Schweiger are the members of its Investment Committee.  Messrs. Keating, Mankekar, Rogers and Schweiger manage the day-to-day operations of our investment adviser and provide the services to us under the Investment Advisory and Administrative Services Agreement. Although not currently contemplated, Keating Investments may in the future provide similar investment advisory services to other entities in addition to us.  In the event that Keating Investments provides investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.  The principal address of Keating Investments is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Board approval of the Investment Advisory and Administrative Services Agreement.  Our Board of Directors determined at a meeting held on April 17, 2009 to approve the Investment Advisory and Administrative Services Agreement currently in effect. In its consideration of the Investment Advisory and Administrative Services Agreement, our Board of Directors focused on information it had received relating to, among other things:

•	The nature, quality and extent of the advisory and other services to be provided to us by Keating Investments;

•	Comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objective;

•	Our projected operating expenses and expense ratio compared to business development companies with similar investment objective;

•
Any existing and potential sources of indirect income to Keating Investments from their relationship with us and the profitability of those relationships, including through the Investment Advisory and Administrative Services Agreement;

•	Information about the services to be performed and the personnel performing such services under the Investment Advisory and Administrative Services Agreement;

•	The organizational capability and financial condition of Keating Investments and its affiliates;

•
Keating Investments’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Keating Investments;

•	The possibility of obtaining similar services from other third party service providers or through an internally managed structure; and

•	Any real or potential conflicts of interest.

Based on the information reviewed and the discussions, our Board of Directors, including a majority of the non-interested directors, concluded that fees payable to the investment adviser pursuant to the Investment Advisory and Administrative Services Agreement were reasonable in relation to the services to be provided. Our Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, our Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of our Board of Directors may have given different weights to different factors.

License Agreement. On July 28, 2008, we entered into a license agreement (“License Agreement”) with Keating Investments pursuant to which Keating Investments granted us a non-exclusive license to use the name “Keating.” Under the License Agreement, we have a right to use the Keating name and logo, for so long as Keating Investments or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Keating” name or logo.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Management and Others

We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments. Timothy J. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member, the majority owner and an executive officer of Keating Investments. Ranjit P. Mankekar, our Chief Financial Officer, Treasurer and a member of our Board of Directors, is also an executive officer of Keating Investments. Kyle L. Rogers, our Chief Operating Officer and Secretary, is also an executive officer and member of Keating Investments. Frederic M. Schweiger, though not an officer of ours, is an executive officer and member of Keating Investments. We have also entered into a license agreement with Keating Investments, pursuant to which Keating Investments has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.”

Pursuant to the terms of the Investment Advisory and Administrative Services Agreement, we pay Keating Investments a fee for its investment advisory services consisting of two components - a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our gross assets, where gross assets include any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial quarter is appropriately pro-rated. In accordance with the Investment Advisory and Administrative Services Agreement, base management fees payable to Keating Investments began accruing on November 13, 2008. Total base management fees incurred for the years ended December 31, 2009 and 2008 were $90,904 and $11,990, respectively. Total base management fees incurred for the three months ended March 31, 2010 and 2009 were $26,548 and $24,051, respectively.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in our portfolio. No incentive fees were earned by or paid to Keating Investments for the years ended December 31, 2009 and 2008 as the Company generated no realized capital gains during these periods.  In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with office facilities, equipment, and clerical, bookkeeping and record-keeping services. Keating Investments also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC and state securities administrators and commissions. Keating Investments also assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, printing and disseminating reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and performance of administrative and professional services rendered to us by others.

We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer, Chief Compliance Officer, and other support personnel. In accordance with the Investment Advisory and Administrative Services Agreement, the allocation of administrative expenses from Keating Investments commenced on November 13, 2008. For the years ended December 31, 2009 and 2008, allocated administrative expenses including the compensation of our Chief Financial Officer, Chief Compliance Officer, and other support personnel, totaled $269,384 and $28,041, respectively. For the three months ended March 31, 2010 and 2009, allocated administrative expenses including the compensation of our Chief Financial Officer, Chief Compliance Officer, and other support personnel, totaled $74,470 and $67,136, respectively.

Currently, our investment adviser’s senior investment professionals, Messrs. Keating, Mankekar, Rogers and Schweiger, and the additional administrative personnel currently retained by Keating Investments, do not serve as principals of other investment funds affiliated with Keating Investments; however, they may do so in the future. If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments. In the event that Keating Investments or its affiliates provide investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve any conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Dealer Manager

In connection with the offering, we engaged Andrews Securities, LLC (“Andrews Securities”) to act as our dealer manager.  Andrews Securities may also appoint selling agents to participate in the sale of securities in the offering.

Prior to August 21, 2008, Andrews Securities, formerly known as Keating Securities, LLC, was 100% owned by our investment adviser, Keating Investments.  On August 21, 2008, a transaction was completed whereby Keating Investments sold 80% of Andrews Securities to Jeff L. Andrews and Michael J. Keating, the brother of Timothy J. Keating, our President and Chief Executive Officer.  Following completion of this transaction, Keating Investments continued to own 20% of Andrews Securities, but did not actively participate in the operations or management of Andrews Securities.  In connection with the transactions by which Keating Investments sold its 80% interest in Andrews Securities, a continuing membership application (“CMA”) was filed with FINRA on June 3, 2008.  The CMA was approved by FINRA in December of 2008.  Additionally, effective November 4, 2008, Timothy J. Keating, Kyle L. Rogers and Brett W. Green no longer provided regulatory supervision over, and ceased being registered representatives of, Andrews Securities.

On January 31, 2009, Keating Investments sold its remaining 20% interest in Andrews Securities to Jeff L. Andrews and upon completion of the sale transaction, was terminated as a member of Andrews Securities. As a result of Keating Investments’ previous ownership of Andrews Securities, Andrews Securities may have previously been deemed an affiliate of Keating Investments and, as a result of our relationship with Keating Investments and Timothy J. Keating, previously an affiliate of ours.

On November 12, 2008, we completed the final closing of our initial private placement where we sold a total of 569,800 shares of our common at a price of $10.00 per share raising aggregate gross proceeds of $5,698,000.  In connection with our initial private placement, we paid Andrews Securities an aggregate of $398,860 in commissions (7% of the gross proceeds received) and $15,632 in pre-approved expense reimbursements for acting as our exclusive placement agent.

Notwithstanding Keating Investments’ prior ownership of Andrews Securities, we believe that the terms and conditions of our engagement of Andrews Securities as our exclusive placement in the offering were substantially similar to the terms and conditions that would have been available to us in an arm’s length transactions with a non-affiliated person.

Allocation of Time

We rely, in part, on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Keating Investments plans, in the future, to be involved with activities which are unrelated to us. As a result of these activities, Keating Investments, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which may become involved. Keating Investments and its employees will devote only as much of its time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Keating Investments, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. This could result in actions that are more favorable to other affiliated entities than to us. In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement, that any conflicts are handled in a fair and equitable manner and that Keating Investments has sufficient personnel to discharge fully its responsibilities to all activities in which they are involved.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of the date of this prospectus, no person is deemed to control us, as such term is defined in the 1940 Act.  The following table provides information regarding the beneficial ownership of our common stock as of the date of this prospectus for (i) each stockholder whom we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. To the best of the Company’s knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

As of the date of this prospectus, we do not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The address of our directors and officers is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating(3)	90,100	8.5%
Ranjit P. Mankekar	0	*

Independent Directors
Andrew S. Miller	25,000	2.3%
William F. Owens	0	*
J. Taylor Simonton	0	*

Executive Officers
Kyle L. Rogers	5,000	*
Brett W. Green	0	*

Executive officers and directors as a group	120,100	11.3%
Jonathan D. Ungar(4)	100,000	9.4%

_______________
*	Represents less than 1.0%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 1,066,069 shares of the Company’s common stock issued and outstanding as of the date of this prospectus.
(3)	Includes 100 shares held by Keating Investments, which may be deemed to be beneficially owned by Mr. Keating by virtue of his ownership interests therein.
(4)	Based upon information contained in the Schedule 13D filed January 27, 2009 by Jonathan D. Ungar. The address of Mr. Ungar is 7 Durham Road, Scarsdale, New York 10583.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is beneficially owned by each of our directors.  We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Timothy J. Keating	Over $100,000
Ranjit P. Mankekar	None

Independent Directors:
Andrew S. Miller	Over $100,000
William F. Owens	None
J. Taylor Simonton	None
_______________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on our initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.  We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the dividend reinvestment plan until this offering concludes. Until this offering concludes, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the monthly closing immediately following the distribution payment date.

After conclusion of this offering and until our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the net asset value per share of our common stock as most recently determined by our Board of Directors on or prior to the valuation date for such distribution. If and when our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on a U.S. Senior Exchange, if our shares are listed thereon, or the OTC Bulletin Board on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on a U.S. Senior Exchange or the OTC Bulletin Board, as applicable, or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices.

No action will be required on the part of a registered stockholder to have his, her or its cash distribution reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary will be able to receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we will reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the U.S. Senior Exchange or quotation system on which our shares are then listed or quoted or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan will be amended or terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our amended and restated charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is designated as common stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop unless and until our shares are accepted for listing or quotation on a U.S. Senior Exchange or the OTC Bulletin Board. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities to be outstanding as of the date of this prospectus:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	200,000,000	—	1,066,069

Common Stock

Under the terms of our amended and restated charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Any prospective purchaser of our common stock or assignee will retain the same rights and privileges as the original holder.  In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors.

Preferred Stock

Under the terms of our amended and restated charter, our Board of Directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The Board of Directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. We have no present intention to issue shares of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

               Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with Omnibus Guidelines published by the North American Securities Administrators Association, our amended and restated charter and the Investment Advisory and Administrative Services Agreement currently in effect provide that Keating Investments and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Keating Investments, nor shall Keating Investments be held harmless for any loss or liability suffered by us, unless (i) we have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) Keating Investments was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by Keating Investments or an affiliate thereof acting as our agent and (iv) the indemnification or agreement to hold Keating Investments harmless is only recoverable out of our assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. Our amended and restated charter provides, in accordance with Omnibus Guidelines published by the North American Securities Administrators Association, that any individual who is a present or former director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity shall not be entitled to indemnification for any liability or loss suffered by such person, unless (i) we have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) such person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by such person (or gross negligence or willful misconduct, in the case that such person is an independent director of the Company) and (iv) the indemnification or agreement to hold harmless is only recoverable out of our assets and not from our stockholders.

Furthermore, under our amended and restated charter and bylaws, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.   In addition to the above provisions of Maryland law, and in accordance with Omnibus Guidelines published by the North American Securities Administrators Association, our charter and the Investment Advisory and Administrative Services Agreement require that the following conditions also be satisfied prior to the advancement of reasonable expenses to a director or officer:  (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; and (ii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his capacity as such, a court of competent jurisdiction approves such advancement.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of Keating Investments have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of Keating Investments to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Amended and Restated Charter and Bylaws

The Maryland General Corporation Law and our amended and restated charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our amended and restated charter provides that the number of directors will be set by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than nine. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under our amended and restated charter, our stockholders may remove a director only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.  However, see the discussion regarding recent amendments to our charter under “Recent Amendments to our Charter,” below.

We currently have a total of five members of the Board of Directors, three of whom are independent directors. Our amended and restated charter provides that a majority of our Board of Directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our amended and restated bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our amended and restated bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our amended and restated charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our amended and restated charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing if, and to the extent that, our shares of common stock qualify as "covered securities" as defined in Section 18 of the Securities Act, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each will be required to be approved by the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter rather than a majority of such votes.

Our amended and restated charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our amended and restated charter provides that with the vote of a majority of our stockholders, except as otherwise required by law, stockholders may, without the necessity for concurrence by Keating Investments, direct that we:

•	Amend the Investment Advisory and Administrative Services Agreement;

•	Remove Keating Investments and elect a new investment adviser;

•	Dissolve the Company; or

•	Approve or disapprove the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business.

Without the approval of a majority of our stockholders, Keating Investments may not:

•	Amend the Investment Advisory and Administrative Services Agreement except for amendments that would not adversely affect the interests of our stockholders;

• •	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders; Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Cause a merger or any other reorganization of Keating Capital, Inc.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	One-tenth or more but less than one-third;

•	One-third or more but less than a majority; or

•	A majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	Any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
An affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the Board of Directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a Board of Directors may classify itself without the vote of stockholders. A Board of Directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the Board of Directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	Provide that a special meeting of stockholders will be called only at the request of stockholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	Reserve for itself the right to fix the number of directors;

•	Provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	Retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•
Provide that all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the Board of Directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A Board of Directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its Board of Directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our amended and restated charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our Board of Directors is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the Board of Directors, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our Board of Directors to override further changes to the charter or bylaws.

Recent Amendments to our Charter

We have submitted three proposals to our stockholders in connection with our 2010 Annual Meeting of Stockholders, to be held May 21, 2010, to amend our charter.  The first proposal is to amend our charter to specify that one of the lawful activities in which we may engage includes conducting and carrying on the business of a business development company under the 1940 Act.  Currently, our charter provides that the purpose for which we are formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland.  The second proposal is to amend our charter to require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders.  Currently, our charter provides that our directors are divided into three classes and each class of directors holds office for staggered three-year terms.  The third proposal is to amend our charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  Currently, our charter provides that directors may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.  The three amendments to our charter were approved by our stockholders at our 2010 Annual Meeting of Stockholders held on May 21, 2010.

Conflict with 1940 Act

Our amended and restated bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Omnibus Guidelines

In accordance with the Omnibus Guidelines published by the North American Securities Administrators Association, our amended and restated charter and bylaws, and our Investment Advisory and Administrative Services Agreement contain certain provisions that alter the rights and/or obligations otherwise imposed on our directors, officers, investment adviser and its affiliates under Maryland law and the 1940 Act.  These provisions will remain in effect so long as our securities shall not qualify as “covered securities” as defined by Section 18 of the Securities Act of 1933.  This prospectus summarizes the requirements of the Omnibus Guidelines, however it may not summarize all information that is important to an investor.  Therefore, we refer you to our charter, bylaws, and Investment Advisory and Administrative Services Agreement for a more complete understanding of the provisions summarized herein.

Reports to Stockholders

In addition to filing reports with the SEC, until such time as our shares are listed on a U.S. Senior Exchange, within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.keatingcapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

We are currently taxable as a C corporation.  We intend to operate so as to qualify as, and to elect to be treated as, a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and we intend to make this RIC election with the filing of our U.S. federal income tax return for 2010, which election would be retroactive to January 1, 2010.  We also intend to qualify annually thereafter as a RIC. If we do not meet the criteria to qualify as a RIC for our 2010 taxable year or thereafter, we will be taxed as a regular corporation under Subchapter C of the Code.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, in order to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses).

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•
A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•
A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a Regulated Investment Company. We intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2010 taxable year. However, such an election and qualification requires that we comply with certain requirements contained in Subchapter M of the Code that may affect our ability to pursue additional business opportunities or strategies that, if we were to determine we should pursue, could diminish the desirability of or impede our ability to qualify as a RIC. For example, a RIC must meet certain requirements, including source of income and asset diversification requirements. The source of income requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.”

As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, in order to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses). See the “Annual Distribution Requirement”.

Conversion to RIC status.   As of the date of this prospectus, we believe we will be able to qualify, and intend to elect to be treated, as a RIC beginning with our 2010 taxable year.  Based on the results of operations for the 2010 taxable year, we may decide not to make the election to be treated as a RIC for the 2010 taxable year.  In that case, we anticipate that we will make the election to be treated as a RIC in a subsequent taxable year as soon as it is advantageous to do so.  Prior to the effective date of our election to be treated as a RIC, we will be taxable as a C corporation.

We anticipate that, on the effective date of our RIC election, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis.  In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC.  Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time.  We may or may not make this election.  Any such corporate level tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in taxable transactions).  The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC, and the effective tax rates at the time of such sales. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment.  Any such amount distributed likely will be taxable to stockholders as ordinary income.  Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders.  Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.

One requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable as a C corporation. We intend to accomplish this by paying to our stockholders in the first quarter of the tax year for which we make a RIC election a cash dividend representing all of our accumulated earnings and profits (if any) for the period from our inception through the end of the prior tax year. The actual amount of that dividend (if any) will be based on a number of factors, including our results of operations through the end of the prior year.  The dividend, if any, of our accumulated earnings and profits will be taxable to stockholders as ordinary income.  Any such dividend will be in addition to the dividends we intend to pay (or be deemed to have distributed) during our first taxable year as a RIC.

Taxation as a Regulated Investment Company.  For any taxable year in which we:

• Qualify as a RIC; and

• Satisfy the Annual Distribution Requirement;

we generally will not be subject to federal income tax on the portion of our investment company taxable income and realized net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to stockholders with respect to that year.  We will be subject to United States federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our realized net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained net capital gain.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gains in excess of capital losses for the 1-year period ending October 31 in that calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years  (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	Have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•
Derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded limited partnership” (the “90% Income Test”); and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of (i) cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer, or (ii) interests in one or more “qualified publicly traded partnerships”; and

•
no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

   We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.  As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”).  However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by: (i) the illiquid nature of our portfolio, or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Any transactions in options, futures contracts, hedging transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its investment income (which, generally, includes net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed investment income (e.g., as the result of our operating expenses exceeding the amount of interest or dividend income we generate on our portfolio investments), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Following the effective date of our election to be treated as a RIC, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated to the extent that we distribute any ordinary income or realized net capital gains to our stockholders as dividends .and, as explained above, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. Except as otherwise provided, the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders. The following discussion of the taxation of U.S. stockholders assumes that we have met the requirements to qualify as a RIC and have made an election to be treated as a RIC.  For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under our dividend reinvestment plan, which is discussed more fully below, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

The following simplified examples illustrate the tax treatment under Subchapter M of the Code for us and our individual stockholders with regard to three possible distribution alternatives, assuming a net capital gain of $1.00 per share, consisting entirely of sales of non-real property assets held for more than 12 months.

Under Alternative A: 100% of net capital gain declared as a cash dividend and distributed to stockholders:

1.      No federal income taxation at the Company level.

2.      Taxable stockholders receive a $1.00 per share dividend and, in the case of non-corporate stockholders pay federal income tax at a rate not in excess of 15%* or $.15 per share, retaining $.85 per share.

3.      Non-taxable stockholders that file a federal tax return receive a $1.00 per share dividend and pay no federal income tax, retaining $1.00 per share.

Under Alternative B: 100% of net capital gain retained by the Company and designated as "undistributed capital gain" or deemed dividend:

1.      The Company pays a corporate-level federal income tax of 35% on the undistributed gain or $.35 per share and retains 65% of the gain or $.65 per share.

2.      Taxable stockholders increase their cost basis in their stock by $.65 per share. They pay, in the case of non-corporate stockholders, federal income tax at a rate not in excess of 15%* on 100% of the undistributed gain of $1.00 per share or $.15 per share in tax. Offsetting this tax, stockholders receive a tax credit equal to 35% of the undistributed gain or $.35 per share.

3.      Non-taxable stockholders that file a federal income tax return receive a tax refund equal to $0.35 per share.

*Assumes all capital gains qualify for long-term rates of 15%.

Under Alternative C: 100% of net capital gain retained by the Company, with no designated undistributed capital gain or deemed dividend:

1.      The Company pays a corporate-level federal income tax of 35% on the retained gain or $.35 per share.

2.      There is no tax consequence at the stockholder level.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year, and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

An investor in shares of our common stock should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of investment, the investor will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his, her or its common stock.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will generally be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain ( i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by non-corporate U.S. stockholders.  The maximum rate on long-term capital gains for non-corporate taxpayers is scheduled to return to 20% for tax years beginning after December 31, 2010.  In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).  Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Non-corporate stockholders may be eligible to treat a portion of our ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income.  We must designate the portion of any distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year.  In general, the maximum amount of our distributions that may be designated by us as qualified dividend income for that taxable year is the total amount of qualified dividend income received by us during such year.  In order to constitute qualified dividend income to us, a dividend must be received from a U.S. domestic corporation or a qualified foreign corporation.  In addition, the dividend income must be paid in respect of stock that has been held by us, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend.  In order to be eligible to treat a dividend from a fund as qualified dividend income, individual stockholders must also meet the foregoing minimum holding period requirements with respect to their shares in the applicable fund.  These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011.  Without additional Congressional action, all of our ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. stockholders.  The following discussions of the taxation of Non-U.S. stockholders assumes that we have met the requirements to qualify as a RIC and have made an election to be treated as a RIC. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are non-U.S. stockholders will currently be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates generally applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.

Dividends paid to non-U.S. stockholders that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that are properly designated by us as “short-term capital gain dividends” or “interest-related dividends,” will generally not be subject to U.S. federal withholding tax if certain requirements are met, including in the case of interest-related dividends, that such non-U.S. stockholder provides us with a proper withholding certificate. This provision applies to distributions with respect to taxable years beginning before January 1, 2010.  Although both houses of Congress have passed versions of a bill that would extend this exemption to tax years beginning before January 1, 2011, no assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning after January 1, 2010, or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or withholding unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) may be subject to U.S. federal withholding tax as discussed above and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the rates generally applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise not subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners).  The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares.  Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to qualify as a Regulated Investment Company.  If we fail to qualify as a RIC or do not elect to be treated as a RIC (or subsequent to our qualification for, and election as, a RIC, we were unable to continue to qualify for treatment as a RIC), we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2010) would be taxable to our stockholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC in any taxable year subsequent to the effective date of our RIC election, we would be required to satisfy the RIC qualification requirements in order to requalify as a RIC and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Circular 230 Disclosure

In order to comply with Treasury Department regulations, we advise you that: (i) this discussion of certain U.S. federal income tax consequences was not intended or written by us to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer, (ii) this discussion is provided to support the promotion or marketing of the transaction matters discussed herein, and (iii) readers of this discussion should seek advice regarding the matters discussed herein based on his, her, or its own particular circumstances from an independent tax adviser.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company without the approval of a “majority of our outstanding voting securities,” within the meaning of the 1940 Act.

Qualifying assets.  Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to here as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (the “70% test”). The principal categories of qualifying assets relevant to our business are any of the following:

(i)            Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An Eligible Portfolio Company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)           is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)           satisfies any of the following:

(1) does not have any class of securities listed on a national securities exchange;

(2) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

(3) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(4) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million during the 60 days prior to acquisition by the business development company.

(ii)            Securities of any Eligible Portfolio Company which we control.

(iii)            Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(iv)            Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the Eligible Portfolio Company.

(v)            Securities received in exchange for or distributed on or with respect to securities described in (i) through (iv) above, or pursuant to the exercise of warrants or rights relating to such securities.

(vi)            Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (i), (ii) or (iii) above.

Managerial assistance to portfolio companies.  In general, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if requested to, provides significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Senior securities.  We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

We do not intend to borrow funds in the foreseeable future to finance the purchase of our investment in portfolio companies. However, in the event we do borrow funds to make investments, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser will be borne by our common stockholders.

Proxy voting policies and procedures.  We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment adviser’s senior investment professionals. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he is aware of and any contact that he has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Keating Capital, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Temporary investments.  Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less.

Code of ethics.  We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, DC You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to this registration statement, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.  You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.  You may also obtain a copy of our code of ethics on our website at www.keatingcapital.com.

Compliance policies and procedures. We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brett W. Green serves as our Chief Compliance Officer.

The Sarbanes-Oxley Act.  The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and, once such Rule becomes effective, must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm;

•
Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•
Pursuant to Section 404 of the Sarbanes-Oxley Act, and Rule 13a-15 of the Exchange Act, our Form 10-K for the fiscal year ending December 31, 2009 contains a report from our management on internal controls over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management's assessment of the effectiveness of our internal control over financial reporting.  Our independent registered public accountant will be required to attest to our assessment of the effectiveness of our internal control over financial reporting beginning with our annual report on Form 10-K for the fiscal year ending December 31, 2010.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder.  We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Privacy principles.  We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other.  We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. This offering commenced on June 11, 2009 and will conclude on March 31, 2011, unless our Board of Directors elects to extend this offering for up to an additional three months.  We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering until its conclusion.  The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock.  Additional purchases must be in increments of $1,000, except for purchases made pursuant to our dividend reinvestment plan. We were required to raise at least $1 million in gross offering proceeds from persons not affiliated with us or Keating Investments in order to satisfy the minimum offering requirement and have offering proceeds released to us from escrow.  We met the minimum offering requirement in January 2010.  We intend to conduct closings on at least a monthly basis until the conclusion of this offering.  All subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us at the next scheduled closing.

We are offering our shares on a continuous basis at a price of $10.00 per share until this offering concludes; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price that is below net asset value. Although we are offering shares of our common stock on a continuous basis, we accept subscriptions at monthly, or more frequent, closings in which we admit new stockholders. All subscription payments are placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us at the next scheduled closing.  No interest will be payable to subscribers on funds held by the escrow agent, nor will any fees or expenses be deducted by us until such funds are released to us at the next scheduled closing. We expect that our closing dates for sales of shares will occur on or about the last business day of each month, or such other additional dates during the month as we determine, until the conclusion of this offering, provided that we may conduct a final closing subsequent to conclusion of this offering to accept any subscriptions received on or before March 31, 2011, or such later date if our Board of Directors elects to extend the offering, but not later than June 30, 2011.  We expect shares issued pursuant to our dividend reinvestment plan will be issued one business day following the date any distribution our Board of Directors may declare is payable.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should make your check payable to “UMB Bank, N.A., as escrow agent for Keating Capital, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your shares, proceeds will be deposited into an escrow account.  You will receive a written confirmation of your purchase as soon as is practicable after we have accepted your subscription.

In connection with this offering, each of our officers and directors has entered into a lock-up agreement with us, pursuant to which each has agreed, subject to limited exceptions, not to offer, sell or otherwise dispose of any shares of our common stock held prior to commencement of this offering until the earlier of one year from the date of the final closing of this offering or the date on which our common stock becomes listed on a U.S. Senior Exchange.

The dealer manager is registered as a broker-dealer with the SEC and FINRA. The principal business of the dealer manager will be to sell the shares registered in this offering. For additional information about the dealer manager, including information related to its affiliation with us and our adviser, see “Certain Relationships and Related Party Transactions.”

About the Dealer Manager

Prior to August 21, 2008, Andrews Securities, formerly known as Keating Securities, LLC, was 100% owned by our investment adviser, Keating Investments.  On August 21, 2008, a transaction was completed whereby Keating Investments sold 80% of Andrews Securities to Jeff L. Andrews and Michael J. Keating, the brother of Timothy J. Keating, our President and Chief Executive Officer.  Following completion of this transaction, Keating Investments continued to own 20% of Andrews Securities, but did not actively participate in the operations or management of Andrews Securities.  In connection with the transactions by which Keating Investments sold its 80% interest in Andrews Securities, a CMA was filed with FINRA on June 3, 2008.  The CMA was approved by FINRA in December of 2008.  Additionally, effective November 4, 2008, Timothy J. Keating, Kyle L. Rogers and Brett W. Green no longer provided regulatory supervision over, and ceased being registered representatives of, Andrews Securities.

On January 31, 2009, Keating Investments sold its remaining 20% interest in Andrews Securities to Jeff L. Andrews and upon completion of the sale transaction, was terminated as a member of Andrews Securities. As a result of Keating Investments’ previous ownership of Andrews Securities, Andrews Securities may have previously been deemed an affiliate of Keating Investments and, as a result of our relationship with Keating Investments and Timothy J. Keating, previously an affiliate of ours.

Additionally, on January 31, 2009, Michael J. Keating transferred and assigned his 15% interest in Andrews Securities directly to Andrews Securities.  Upon completion of this transaction, Michael J. Keating was removed as a member of Andrews Securities, though he continued as an employee and registered representative of Andrews Securities until his resignation on May 11, 2009.

Notwithstanding Keating Investments’ prior ownership of Andrews Securities, we believe that the terms and conditions of our engagement of Andrews Securities as our exclusive placement in the offering were substantially similar to the terms and conditions that would have been available to us in an arm’s length transactions with a non-affiliated person.

We may decide to engage Andrews Securities as a placement agent and/or managing underwriter for our future securities offerings.  It is also possible that Andrews Securities will assist our portfolio companies in identifying co-investors for their offerings for which it will receive a commission, expense reimbursement and warrants in our portfolio companies.

Biographical information regarding Jeff Andrews, the Principal of the dealer manager, is set forth below.

Jeff L. Andrews.  Mr. Andrews has been the Principal of Andrews Securities, LLC since August 2008.  Mr. Andrews purchased majority control of Keating Securities from his partners at Keating Investments in August, 2008, and re-named the firm Andrews Securities.  In January, 2009, Mr. Andrews purchased the remaining membership interests.  Prior to managing Andrews Securities, Mr. Andrews worked with Keating Securities where he assisted companies in securing financing during the process of going public through an alternative to an IPO from October 2003 to August 2008.  Prior to joining Keating Securities, Mr. Andrews was a financial adviser with UBS from 2000 to 2003. He is currently a board member of KUSA-TV's 9 Kids Who Care and the University of Denver's Bridge Project. Mr. Andrews graduated in 1994 from Tufts University with a B.A. in English and Political Science.

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager receives selling commissions of 7.0% of the gross proceeds of shares sold in the offering. The dealer manager also receives a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager.

The dealer manager authorizes other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may reallow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may reallow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer and the assistance of the broker-dealer in marketing the offering. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.0% of the gross proceeds from shares sold in the offering.

We will not pay selling commissions or dealer manager fees on shares sold under our dividend reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our dividend reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our dividend reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. If, upon the termination of the offering, the total amount of underwriting compensation paid in connection with the offering exceeds 10.0% of our gross offering proceeds (excluding proceeds from the sale of shares under our dividend reinvestment plan), then the dealer manager will pay to us an amount equal to the underwriting compensation in excess of 10.0%.  Under no other circumstances will the dealer manager reimburse to us any compensation that exceeds the 10% maximum.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Our executive officers and directors and their immediate family members, as well as officers and employees of Keating Investments and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Keating Investments and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, Keating Investments and by officers, employees or other affiliates of Keating Investments shall not count toward the minimum offering requirement.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

We are offering volume discounts to investors who purchase more than $500,000 worth of our shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)
		Reduced Commission Rate
$1 – $500,000	$10.00	7.0%
$500,001 – $750,000	$9.90	6.0%
$750,001 – $1,000,000	$9.80	5.0%
$1,000,001 – $2,500,000	$9.70	4.0%
$2,500,001 – $5,000,000	$9.60	3.0%
$5,000,001 and up	$9.50	2.0%
_______________

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of $1,250,000 would result in a weighted average purchase price of $9.88 per share as shown below:

•	$500,000 in shares purchased at $10.00 per share (total: 50,000 shares) and a 7.0% commission;

•	$250,000 in shares purchased at $9.90 per share (total: 25,252.525 shares) and a 6.0% commission;

•	$250,000 in shares purchased at $9.80 per share (total: 25,510.204 shares) and a 5.0% commission; and

•	$250,000 in shares purchased at $9.70 per share (total: 29,773.196 shares) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	An individual, his spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	A corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	An employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•	All commingled trust funds maintained by a given bank.

In the event a person wishes to have his order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our dividend reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	Investor sales promotion brochures;

•	Cover letters transmitting the prospectus;

•	Brochures containing a summary description of the offering;

•	Fact sheets describing the general nature of Keating Capital, Inc. and our investment objective;

•	Asset flyers describing our recent investments;

•	Broker updates;

•	Online investor presentations;

•	Third-party article reprints;

•	Website material;

•	Electronic media presentations; and

•	Client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by Keating Investments or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. We and other persons selling our securities will make reasonable efforts to determine that the purchase of our securities is a suitable and appropriate investment for each stockholder. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least ~~$~~70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his entire investment, (c) the lack of initial liquidity of the shares, (d) the background and qualifications of Keating Investments, and (e) the tax consequences of the investment.  Information that is relevant for this purpose will include, at least, the prospective stockholder’s age, investment objective, income, net worth, financial situation and other investments of the prospective stockholder.  Any and all relevant information used in reaching the determination that an investment in us is suitable and acceptable will be maintained for at least six years.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama—Investors must have a net worth of at least 10 times their investment in us and other similar programs.

Arizona—The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

California—Investors who reside in the state of California must have either (i) a liquid net worth of at least $75,000 and annual gross income of at least $100,000 or (ii) a liquid net worth of $250,000. Additionally, a California investor’s total investment in us should not exceed 10% of the net worth of the investor.

Iowa—Investors who reside in the state of Iowa must have either (i) a liquid net worth of $250,000 and annual gross income of $100,000 or (ii) a liquid net worth of $500,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his net worth.

Kansas—The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—Investors who reside in the state of Kentucky must have either (i) annual gross income of $200,000 or (ii) a net worth of $1,000,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his liquid net worth.

Massachusetts—The office of the Massachusetts Securities Division recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth.  Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Nebraska—We must sell a minimum of 700,000 shares before accepting any subscriptions from residents of Nebraska.

New Jersey—Investors who reside in the state of New Jersey must have either (i) a liquid net worth of $250,000 and annual gross of income of $100,000 or (ii) a liquid net worth of $500,000.  Additionally, a New Jersey investor’s total investment in us shall not exceed 10% of his liquid net worth.

North Carolina—Investors who reside in the state of North Carolina must have either (i) a liquid net worth of $100,000 and annual gross income of $100,000 or (ii) a liquid net worth of $300,000, excluding the home and home furnishings.

Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his investment in our common stock to a maximum of 10% of his net worth.

Oklahoma – An Oklahoma investor’s total investment in us shall not exceed 10% of his net worth (exclusive of home, home furnishings and automobiles).

Oregon – Investors who reside in the state of Oregon must have either (i) a liquid net worth of $100,000 and annual gross income of $100,000 or (ii) a liquid net worth of $300,000.  Additionally, an Oregon investor’s total investment in us shall not exceed 10% of his net worth.

Tennessee – A Tennessee investor's total investment in us shall not exceed 10% of his net worth.

The minimum purchase amount is $5,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $1,000. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $1,000. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our dividend reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objective and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

We presently intend to obtain the listing of our shares of common stock on a U.S. Senior Exchange within six months after the conclusion of this offering.  However, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on a U.S Senior Exchange in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on a U.S. Senior Exchange, as a result of insufficient assets, equity, market capitalization, revenue, net income or record holders, among other things.  In the event we do not qualify for, or are unable to obtain, a listing on a U.S. Senior Exchange within our proposed timeframe, we will instead seek to have our shares quoted on the OTC Bulletin Board, until such time as we are able to obtain a U.S. Senior Exchange listing for our shares.  Although we anticipate meeting the requirements to have our shares quoted on the OTC Bulletin Board within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all.  Securities traded on the OTC Bulletin Board also generally have a less liquid market than those traded on a U.S. Senior Exchange.  In addition, our Board of Directors retains the discretion to postpone a listing on either a U.S. Senior Exchange or the OTC Bulletin Board if it determines such a listing is not in the best interests of Keating Capital and our stockholders, though we would expect such a postponement to occur only in the event of extraordinary market or economic turmoil.  As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on a U.S. Senior Exchange or the OTC Bulletin Board.  In addition, we can provide you with no assurance that, even if our shares are listed on a U.S. Senior Exchange or the OTC Bulletin Board, an active trading market for our shares will develop.  Any prospective purchaser of our common stock or assignee will retain the same rights and privileges as the original holder.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Steele Street Bank & Trust. The address of the custodian is 55 Adams Street, Denver, CO 80206. DST Systems, Inc. acts as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 1055 Broadway, Seventh Floor, Kansas City, MO 64105, and their phone number is (816) 435-8474.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and to us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.  See “Certain Relationships and Related Party Transactions.”

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and schedules included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports.  The principal business address of Grant Thornton LLP is 707 17th Street, Suite 3200, Denver, CO 80202.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are also required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Keating Capital, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Keating Investments.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Keating Investments. It is our policy that only authorized employees of Keating Investments who need to know your personal information will have access to it.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Keating Capital, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Keating Capital, Inc.

We have audited the accompanying statements of assets and liabilities of Keating Capital, Inc. (the “Company,” a Maryland corporation), including the schedule of investments, as of December 31, 2009 and 2008, and the related statements of operations, cash flows, changes in net assets and financial highlights for the year ended December 31, 2009, and the period from May 9, 2008 (inception) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 and 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keating Capital, Inc. as of December 31, 2009 and 2008, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year ended December 31, 2009, and the period from May 9, 2008 (inception) through December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Denver, Colorado
March 30, 2010

Keating Capital, Inc.
Statements of Assets and Liabilities

	December 31,	December 31,
	2009	2008

Assets
Short-term investments	$3,000,000	$4,411,127
Cash and cash equivalents	367,918	367,588
Prepaid expenses and other assets	33,572	31,448
Deferred offering costs	501,897	-

Total Assets	3,903,387	4,810,163

Liabilities
Base management fees payable to Investment Adviser	29,468	11,990
Administrative fees payable to Investment Adviser	67,136	28,041
Reimbursable expenses payable to Investment Adviser	18,063	13,875
Accounts payable	32,113	35,783
Accrued expenses and other liabilities	37,111	5,000

Total Liabilities	183,891	94,689

Net Assets	$3,719,496	$4,715,474

Components of Net Assets:
Common stock, $0.001 par value; 200,000,000 shares authorized;
569,900 shares issued and outstanding as of December 31, 2009 and 2008	$570	$570
Additional paid-in capital	5,243,864	5,243,864
Accumulated net investment loss	(1,524,938)	(528,960)

Net Assets	$3,719,496	$4,715,474

Common Shares Outstanding	569,900	569,900

Net Asset Value Per Outstanding Common Share	$6.53	$8.27

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Operations

		Period from
		May 9, 2008
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008

Investment Income
Interest and dividend income	$10,637	$14,005

Total Investment Income	10,637	14,005

Operating Expenses
Base management fees	90,904	11,990
Administrative fees	269,384	28,041
Legal and professional fees	388,126	360,420
Directors' fees	99,000	53,189
General and administrative expenses	159,201	89,325

Total Operating Expenses	1,006,615	542,965

Net Investment Loss	(995,978)	(528,960)

Net Decrease in Net Assets
Resulting from Operations	$(995,978)	$(528,960)

Net Decrease in Net Assets Resulting from Operations
Per Common Share	$(1.75)	$(1.79)

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	569,900	294,824

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Changes in Net Assets

		Period from
		May 9, 2008
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008

Changes in Net Assets from Operations
Net investment loss	$(995,978)	$(528,960)

Net Decrease in Net Assets Resulting from Operations	(995,978)	(528,960)

Changes in Net Assets from Capital Stock Transactions
Issuance of common stock in private offering at $10 per share	-	5,699,000
Offering costs from issuance of common stock	-	(454,566)

Increase in Net Assets Resulting From
Capital Stock Transactions	-	5,244,434

Net (Decrease) Increase in Net Assets	(995,978)	4,715,474

Net assets at beginning of period	4,715,474	-

Net Assets at End of Period	$3,719,496	$4,715,474

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Cash Flows

		Period from
		May 9, 2008
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(995,978)	$(528,960)
Changes in operating assets and liabilities:
(Increase) in prepaid expenses and other assets	(2,124)	(31,448)
Increase in base management fees payable to Investment Adviser	17,478	11,990
Increase in administrative fees payable to Investment Adviser	39,095	28,041
Increase in reimbursable expenses payable to Investment Adviser	4,188	13,875
Increase (decrease) in accounts payable	(3,670)	35,783
Increase in accrued expenses and other liabilities	32,111	5,000

Net cash used in operating activities	(908,900)	(465,719)

Cash Flows From Investing Activities
Purchases of short-term investments	(16,703,814)	(4,411,127)
Proceeds from sales and maturities of short-term investments	18,114,941	-

Net cash provided by (used in) investing activities	1,411,127	(4,411,127)

Cash Flows From Financing Activities
Proceeds from issuance of common stock	-	5,699,000
Stock offering costs	(501,897)	(454,566)

Net cash (used in) provided by financing activities	(501,897)	5,244,434

Net increase in cash and cash equivalents	330	367,588

Cash and cash equivalents, beginning of period	367,588	-

Cash and cash equivalents, end of period	$367,918	$367,588

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedules of Investments

			% of
December 31, 2009	Cost	Fair Value	Net Assets

Certificates of Deposit
Certificates of Deposit (1)
Maturing on January 7, 2010
Annual Percentage Yield of 0.55%	$3,000,000	$3,000,000	80.66%

Total Investments	$3,000,000	$3,000,000	80.66%

(1) Fair value reflects amortized cost as of December 31, 2009.

				% of
December 31, 2008	Shares	Cost	Fair Value	Net Assets

Money Market Funds
Goldman Sachs Financial Square
Treasury Instruments Fund (2)	4,411,127	$4,411,127	$4,411,127	93.55%

Total Investments		$4,411,127	$4,411,127	93.55%

(2) Fair value reflects redemption value as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Financial Highlights

		Period from
		May 9, 2008
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008

Per Common Share Data (1)
Net asset value, beginning of period	$8.27	$-

Loss from investment operations:
Net investment loss	(1.75)	(0.93)

Total decrease from investment operations	(1.75)	(0.93)

Capital stock transactions:
Issuance of common stock in private offering	-	10.00
Offering costs from issuance of common stock	-	(0.80)

Total increase from capital stock transactions	-	9.20

Net asset value, end of period	$6.53	$8.27

Common shares outstanding, end of period	569,900	569,900

Supplemental Data and Ratios
Net assets, beginning of period	$4,715,474	$-
Net assets, end of period	$3,719,496	$4,715,474
Average net assets during period	$4,217,485	$2,357,737
Ratio of operating expenses to average net assets (2)	23.87%	35.62%
Ratio of net investment loss to average net assets (2)	23.62%	34.70%

(1) Financial highlights are based on total shares outstanding at end of period.
(2) Ratios for the Period from May 9, 2008 (Inception) to December 31, 2008 have been annualized

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Notes to Financial Statements

1.            Organization

Keating Capital, Inc. (“Keating Capital” or the “Company”) was incorporated on May 9, 2008 under the laws of the State of Maryland and is an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as of November 20, 2008. As a BDC, the Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code beginning with its 2010 taxable year (see Federal and State Income Taxes subheading under Note 2).  Prior to electing to be treated as RIC, the Company will be taxable as a regular corporation under Subchapter C of the Internal Revenue Code.

The Company intends to invest principally in equity securities, including convertible preferred securities, and other debt securities convertible into equity securities, of primarily non-public U.S.-based companies.  Under the Company’s investment process, it typically will make only a single investment, principally consisting of convertible debt, convertible preferred stock or other equity, after it is satisfied that a potential portfolio company is committed to and capable of becoming public and obtaining an exchange listing within the Company’s desired timeframes and has substantially completed certain audit and governance requirements to the Company’s satisfaction prior to the closing of the Company’s investment.

Keating Investments, LLC (“Keating Investments” or the “Investment Adviser”) serves as the Company’s external investment adviser and also provides the Company with administrative services necessary for it to operate.  In this capacity, Keating Investments is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Company’s investment portfolio, subject to the supervision of the Company’s Board of Directors.  Keating Investments is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

2.            Significant Accounting Policies

Consolidation
Under the 1940 Act rules and the regulations pursuant to Article 6 of Regulation S-X, the Company is precluded from consolidating any entity other than another investment company or an operating company that provides substantially all of its services and benefits to the Company. The Company’s financial statements include only the accounts of Keating Capital, Inc. as the Company has no subsidiaries.

Use of Estimates
The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the portfolio companies the Company chooses to invest in and any other parameters used in determining these estimates could cause actual results to differ.  The Company considers its significant estimates to include the fair value of investments in certificates of deposit.

Valuation of Investments
The 1940 Act requires periodic valuation of each investment in the Company’s portfolio to determine its net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

The Company uses a framework for measuring fair value as described below.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Keating Capital, Inc.
Notes to Financial Statements

The following table presents the financial instruments carried at fair value as of December 31, 2009 and 2008, by caption on the Statement of Assets and Liabilities.

				Total Fair Value
	Quoted Prices In	Significant Other	Significant	Reported In
	Active Markets	Observable Inputs	Unobservable Inputs	Statement of
	(Level 1)	(Level 2)	(Level 3)	Assets and Liabilities

As of December 31, 2009
Certificates of Deposit (1)
(Maturing on January 7, 2010)	$-	$3,000,000	$-	$3,000,000

Total Investments at Fair Value	$-	$3,000,000	$-	$3,000,000

As of December 31, 2008
Goldman Sachs Financial Square
Treasury Instruments Fund (2)	$4,411,127	$-	$-	$4,411,127

Total Investments at Fair Value	$4,411,127	$-	$-	$4,411,127

(1) Fair value reflects amortized cost as of December 31, 2009.
(2) Fair value reflects redemption value as of December 31, 2008.

Short-Term Investments
Short-term investments that mature in 90 days or less, including certificates of deposit, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase.

Investments in money market mutual funds are classified as short-term investments separate from cash and cash equivalents and are valued at their net asset value or redemption value as of the close of business on the day of valuation.

Debt Investments
The Company will determine the fair value of debt investments by reference to the principal or most advantageous market in which these debt investments could be sold. Market participants generally have a strategic premise for these investments, and anticipate the sale of the company, recapitalization or initial public offering as the realization/liquidity event. The fair value, or exit price, for a debt instrument would be the hypothetical price that a market participant would pay for the instrument, using a set of assumptions that are aligned with the criteria that the Company would use in originating a debt investment in such a market, including credit quality, interest rate, maturity date, conversion ratio and overall yield, and considering the prevailing returns available in such a market.

In general, the Company considers enterprise value an important element in the determination of fair value, because it represents a metric that may support the recorded value, or which, conversely, would indicate if a credit-related markdown is appropriate. The Company also considers the specific covenants and provisions of each investment that may enable the Company to preserve or improve the value of the investment. In addition, the trends of the portfolio company’s basic financial metrics from the time of the original investment until the measurement date are analyzed; material deterioration of these metrics may indicate that a discount should be applied to the debt investment, or a premium may be warranted in the event that metrics improve substantially and the return is higher than anticipated for such a profile under current market conditions.

Keating Capital, Inc.
Notes to Financial Statements

Equity Investments
Equity investments for which market quotations are readily available will generally be valued at the most recently available closing market prices.

The fair value of the Company’s equity investments for which market quotations are not readily available will be determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when the Company has a minority position, when there are restrictions on resale, when there are specific concerns about the receptiveness of the capital markets to a specific company at a certain time, or other factors.

Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, the Company will analyze the portfolio company’s historical and projected financial results, as well as the nature and value of collateral, if any. The Company will also use industry valuation benchmarks and public market comparables.  The Company will also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process.  The Company will generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

The following is a description of the steps the Company will take each quarter to determine the value of the Company’s portfolio investments. Investments for which market quotations are readily available will be recorded in the Company’s financial statements at such market quotations. With respect to investments for which market quotations are not readily available, the Company’s Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•
The Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment;

•	A nationally recognized third-party valuation firm engaged by the Company’s Board of Directors will review these preliminary valuations;

•
The Company’s Valuation Committee will review the preliminary valuations and the Company’s investment adviser and nationally recognized third-party valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•
The Company’s Board of Directors will discuss valuations and will determine, in good faith, the fair value of each investment in the Company’s portfolio for which market quotations are not readily available based on the input of the Company’s investment adviser, a nationally recognized third-party valuation firm, and the Company’s Valuation Committee.

As the Company has made no debt or equity portfolio company investments since its inception, the debt and equity investment valuation policies summarized above will be applied prospectively.

Portfolio Investment Classification
The Company will classify its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Keating Capital, Inc.
Notes to Financial Statements

            Cash and Cash Equivalents
Cash and cash equivalents include all highly-liquid instruments with an original maturity of 90 days or less at the date of purchase. Investments in money market mutual funds and certificates of deposit, which may have original maturities of 90 days or less, are separately classified as short-term investments.

Deferred Offering Costs
Deferred offering costs are comprised of expenses directly related to the continuous public offering of the Company’s common stock that initially have been deferred and will be charged against the gross proceeds of the offering, as a reduction to additional paid-in capital, on a straight-line basis beginning in January 2010 and continuing through the expiration of the offering period in December 2010 (see Note 4).

Concentration of Credit Risk
The Company may place its cash and cash equivalents with various financial institutions and, at times, cash held in depository accounts at such institutions may exceed the Federal Deposit Insurance Corporation insured limit.

Securities Transactions
Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date).  Securities transactions outside conventional channels, such as private placements, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Interest, Dividend and Other Income
Interest income from debt investments in portfolio companies, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent such amounts are expected to be collected.

Interest income from debt investments may contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, will be added to the principal balance of the debt and recorded as interest income. The actual collection of this interest may be deferred until the time of debt principal repayment.

Origination, closing and/or commitment fees associated with debt investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, the Company records any prepayment penalties and unamortized loan origination, closing and commitment fees as part of interest income.

Debt investments are placed on non-accrual status when principal or interest payments are past due 60 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status.  Non-accrual debt investments are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Dividend income from equity investments in portfolio companies is recorded on the ex-dividend date.

Fee income includes fees, if any, for due diligence, structuring, transaction services, consulting services and management services rendered to portfolio companies and other third parties. Due diligence, structuring, transaction service, consulting and management service fees generally are recognized as other income when services are rendered.

As the Company has made no debt or equity investments in any portfolio companies from May 9, 2008 (Inception) to December 31, 2009, no interest, dividend or other income from portfolio company investments was recorded for the year ended December 31, 2009, or for the period from May 9, 2008 (Inception) to December 31, 2008.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition.  Realized gains and losses on investment transactions are determined by specific identification.  Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Keating Capital, Inc.
Notes to Financial Statements

As the Company has made no debt or equity investments in any portfolio companies from May 9, 2008 (Inception) to December 31, 2009, no realized or unrealized gains or losses from portfolio company investments were recorded for the year ended December 31, 2009, or for the period from May 9, 2008 (Inception) to December 31, 2008.

Federal and State Income Taxes
The Company is currently taxable as a C corporation and uses the liability method of accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Beginning with its 2010 taxable year, the Company intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Internal Revenue Code.  If the Company does not meet the criteria to qualify as a RIC for its 2010 taxable year, it will continue to be taxed as a regular corporation under Subchapter C of the Internal Revenue Code (a “C corporation”).  As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that the Company distributes to its stockholders from its tax earnings and profits. To obtain and maintain its RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net capital gains in excess of realized net capital losses, if any. In order to avoid certain excise taxes imposed on RICs, the Company currently intends to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for the calendar year; (ii) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years.

The Company evaluates its tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as an expense in the applicable year. As of December 31, 2009 and 2008, the Company did not record a liability for any unrecognized tax benefits. Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions
Dividends and distributions to common stockholders are recorded when declared. Net realized capital gains, if any, are distributed at least annually.  No dividends or distributions were declared or paid to common stockholders for the year ended December 31, 2009 or for the period from May 9, 2008 (Inception) to December 31, 2008.

Per Share Information
Net changes in net assets resulting from operations per common share, or basic earnings per share, are calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per share are not presented as there are no potentially dilutive securities outstanding.

Recently Issued Accounting Pronouncements
From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

3.             Related Party Agreements and Transactions

Investment Advisory and Administrative Services Agreement
Subject to the overall supervision of its Board of Directors, Keating Investments, the Company’s external Investment Adviser, manages the Company’s day-to-day operations and provides the Company with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments will:

Keating Capital, Inc.
Notes to Financial Statements

•	Determine the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes;

•	Determine which securities the Company will purchase, retain or sell;

•	Identify, evaluate and negotiate the structure of the investments the Company makes, including performing due diligence on prospective portfolio companies; and

•	Close, monitor and service the investments the Company makes.

Base Management Fee
The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of the Company’s gross assets, where gross assets include any borrowings for investment purposes.  The Base Fee is payable quarterly in arrears, and is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial quarter is appropriately pro-rated.

In accordance with the Investment Advisory and Administrative Services Agreement, Base Fees payable to Keating Investments began accruing on November 13, 2008, though Keating Investments previously agreed to delay the collection of a portion of the Base Fee equal to 0.5% of its gross assets until the Company completed at least one portfolio company investment consistent with its investment strategy.  As a result, the Company began accruing the entire 2% Base Fee for accounting purposes on November 13, 2008, but paid only 75% of the accrued Base Fee to Keating Investments during the year ended December 31, 2009. On January 25, 2010, the Company completed a $1 million investment in the convertible preferred stock of NeoPhotonics Corporation, requiring a payment to Keating Investments of previously deferred Base Fees totaling $20,502.

Total Base Fees incurred for the year ended December 31, 2009, and for the period from May 9, 2008 (Inception) through December 31, 2008 were $90,904 and $11,990, respectively.

At December 31, 2009 and 2008, total Base Fees payable to Keating Investments were $41,387 and $11,990, respectively, including $11,919 and $0, respectively, recorded in Accounts Payable in the accompanying Statement of Assets and Liabilities.

Incentive Fee
The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and will equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in the Company’s portfolio.  Additionally, although the Company anticipates that a portion of its investments at any given time will include an interest or dividend component, Keating Investments is not entitled to an incentive fee on investment income generated from such interest or dividend payments.

No incentive fees were earned by or paid to Keating Investments for the year ended December 31, 2009, or for the period from May 9, 2008 (Inception) through December 31, 2008, as the Company generated no realized capital gains during these periods.

Administrative Services
Pursuant to the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes the Company with office facilities, equipment, and clerical, bookkeeping and record-keeping services. Under the Investment Advisory and Administrative Services Agreement, Keating Investments also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the Securities and Exchange Commission (“SEC”).

Keating Capital, Inc.
Notes to Financial Statements

In addition, Keating Investments assists the Company in monitoring its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing its net asset value, overseeing the preparation and filing of its tax returns, printing and dissemination of reports to its stockholders, providing support for its risk management efforts and generally overseeing the payment of its expenses and performance of administrative and professional services rendered to the Company by others.

The Company reimburses Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of the Company’s Chief Financial Officer and Chief Compliance Officer, and their respective staff.

In accordance with the Investment Advisory and Administrative Services Agreement, the allocation of administrative expenses from Keating Investments commenced on November 13, 2008.  For the year ended December 31, 2009, and for the period from May 9, 2008 (Inception) to December 31, 2008, allocated administrative expenses totaled $269,384 and $28,041, respectively.

Reimbursable expenses payable to Keating Investments totaling $18,063 and $13,875 in the accompanying statement of assets and liabilities at December 31, 2009 and 2008, respectively, represent direct expenses of Keating Capital that were paid by Keating Investments on behalf of Keating Capital and are not comprised of allocable expenses under the Investment Advisory and Administrative Services Agreement.

Duration and Termination
The Investment Advisory and Administrative Services Agreement was initially approved by the Company’s Board of Directors and its sole stockholder on July 28, 2008. An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by the Company’s Board of Directors on April 17, 2009, and by the Company’s stockholders at its Annual Meeting on May 14, 2009.

Unless earlier terminated as described below, the Investment Advisory and Administrative Services Agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of a majority of the Company’s Board of Directors, or by the vote of a majority of the Company’s outstanding voting securities, and (ii) the vote of a majority of the Company’s directors who are not interested persons. An affirmative vote of the holders of a majority of the Company’s outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that the Company may terminate the agreement without penalty upon 60 days written notice to Keating Investments.  If Keating Investments wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of the Company’s outstanding voting securities.

License Agreement
On July 28, 2008, the Company entered into a license agreement (“License Agreement”) with Keating Investments pursuant to which Keating Investments granted the Company a non-exclusive license to use the name “Keating.” Under the License Agreement, the Company has a right to use the Keating name and logo, for as long as Keating Investments or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Keating” name or logo. The License Agreement will remain in effect for as long as the Investment Advisory and Administrative Services Agreement with Keating Investments is in effect.

Keating Capital, Inc.
Notes to Financial Statements

4.            Capital Stock

The Company’s authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which has initially been designated as common stock.

During the year ended December 31, 2009, the Company did not issue any shares of common stock.

On May 14, 2008, the Company sold 100 shares of common stock to Keating Investments at $10.00 per share, resulting in gross proceeds of $1,000.

From August 27, 2008 through November 12, 2008, the Company sold 569,800 shares of common stock in a private offering to various qualified purchasers at $10.00 per share, resulting in gross proceeds of $5,698,000 (the “Private Offering”).  After the payment of placement agent commissions and other offering costs of $454,566, the Company received net proceeds of $5,243,434 in connection with the Private Offering.

In connection with the Private Offering, the Company paid Andrews Securities, LLC (“Andrews Securities”) an aggregate of $398,860 in commissions (7% of gross proceeds received) and $15,632 in expense reimbursements for acting as the Company’s exclusive placement agent under the Offering.

On June 11, 2009 the Company commenced a continuous public offering pursuant to which the Company intends to sell from time to time up to 10 million shares of its common stock, at an initial offering price of $10.00 per share, for a period of 12 months, subject to a 6-month extension at the Company’s sole discretion.  There can be no assurance that the Company will be able to sell all of the shares it is presently offering and as of December 31, 2009, no shares of common stock had been sold and no proceeds had been received from the Company’s continuous public offering (see Note 7).

Deferred offering costs, comprised of expenses directly related to the continuous public offering that initially have been deferred, will be charged against the gross proceeds of the offering, as a reduction to additional paid-in capital, on a straight-line basis beginning in January 2010 and continuing through the expiration of the offering period in December 2010.

5.            Changes in Net Assets Per Share

The following table sets forth the computation of the basic and diluted per share net decrease in net assets resulting from operations for the year ended December 31, 2009, and for the period from May 9, 2008 (Inception) to December 31, 2008:

		Period from
		May 9, 2008
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008

Numerator for decrease in net assets per share	$(995,978)	$(528,960)

Denominator for basic and diluted
weighted average shares	569,900	294,824

Basic and diluted net decrease in net assets per share
resulting from operations	$(1.75)	$(1.79)

Keating Capital, Inc.
Notes to Financial Statements

 6.            Income Taxes

At December 31, 2009, the Company had net operating loss carryforwards of approximately $1,250,000 which expire beginning in 2028 and which may be used to offset future taxable income as long as the Company remains taxable as a C corporation in future taxable years.  These net operating loss carryforwards can no longer be utilized by the Company upon its election to be treated as RIC for U.S federal income tax purposes, which it currently intends to do beginning with its 2010 taxable year.

The tax effects of temporary differences that give rise to significant portions of the Company’s deferred tax assets at December 31, 2009 and 2008 are as follows:

	December 31,	December 31,
	2009	2008

Deferred tax assets:
Net operating loss carryforwards	$449,597	$86,899
Capitalized start-up expenses	96,369	103,421

Gross deferred tax assets	545,966	190,320

Valuation allowance	(545,966)	(190,320)

Net deferred tax assets	$-	$-

A full valuation allowance has been recorded against the Company’s deferred tax assets because, based on the weight of available evidence, it is more likely than not that such benefits will not be realized.

The benefit from income taxes differs from the amount computed by applying the U.S. federal income tax rate of 34% to loss before income taxes for the year ended December 31, 2009 and for the period from May 9, 2008 (Inception) to December 31, 2008 as follows:

	December 31,	December 31,
	2009	2008

U.S. federal income tax benefit at statutory rate	$(336,075)	$(179,847)
State income tax benefit, net of federal benefit	(19,571)	(10,473)
Change in valuation allowance	355,646	190,320

Benefit from income taxes	$-	$-

Keating Capital, Inc.
Notes to Financial Statements

 7.           Subsequent Events

Subsequent to December 31, 2009, the Company sold 344,615 shares of common stock under its continuous public offering for gross proceeds of $3,441,936. The following table summarizes the sales of common stock on a monthly basis since December 31, 2009:

	Shares Sold (1)	Average Price per Share (1)	Gross Proceeds
January 11, 2010 (first closing)	114,695	10.00	1,146,500
February 1, 2010	54,638	9.99	546,000
March 1, 2010	53,914	9.94	535,750
March 26, 2010	121,368	10.00	1,213,686
	344,615	$9.99	$3,441,936

(1)	All shares were sold at prices between $9.30 and $10.00, depending on the amount of commissions waived by the dealer manager.

On January 25, 2010, the Company completed a $1 million investment in the convertible preferred stock of NeoPhotonics Corporation, a San Jose, California-based developer and manufacturer of photonic integrated circuit based components, modules and subsystems for use in telecommunications networks.

8.           Selected Quarterly Financial Data

					Net Decrease
	Investment		Net Investment		in Net Assets
	Income		Loss		from Operations

		Per		Per		Per
Quarter Ended	Total	Share (1)	Total	Share (1)	Total	Share (1)

June 30, 2008 (2)	$-	$-	$(130,643)	$(1,435.64)	$(130,643)	$(1,435.64)
September 30, 2008	6,011	0.03	(219,329)	(1.13)	(219,329)	(1.13)
December 31, 2008	7,994	0.01	(178,988)	(0.32)	(178,988)	(0.32)

March 31, 2009	1,231	*	(214,297)	(0.38)	(214,297)	(0.38)
June 30, 2009	286	*	(296,919)	(0.52)	(296,919)	(0.52)
September 30, 2009	3,723	0.01	(234,346)	(0.41)	(234,346)	(0.41)
December 31, 2009	5,397	0.01	(250,416)	(0.44)	(250,416)	(0.44)

(1) Per share amounts are calculated using weighted average shares outstanding during the period.
(2) Reflects the period from May 9, 2008 (Inception) to June 30, 2008.
* Per share amounts less than $0.01.

Keating Capital, Inc.
Statements of Assets and Liabilities
(Unaudited)

	March 31,	December 31,
	2010	2009

Assets
Investments in portfolio company securities at fair value:
Non-control/non-affiliate investment (cost: $1,000,000 at March 31, 2010)	$1,550,000	$-
Short-term investments at fair value (cost: $3,600,000 and $3,000,000
at March 31, 2010 and December 31, 2009, respectively)	3,600,000	3,000,000
Cash and cash equivalents	1,501,216	367,918
Prepaid expenses and other assets	67,817	33,572
Deferred offering costs	434,169	501,897

Total Assets	7,153,202	3,903,387

Liabilities
Base management fees payable to Investment Adviser	26,548	29,468
Administrative fees payable to Investment Adviser	74,470	67,136
Reimbursable expenses payable to Investment Adviser	9,338	18,063
Accounts payable	30,163	32,113
Accrued expenses and other liabilities	53,111	37,111

Total Liabilities	193,630	183,891

Net Assets	$6,959,572	$3,719,496

Components of Net Assets:
Common stock, $0.001 par value; 200,000,000 shares authorized;
914,515 and 569,900 shares issued and outstanding as of
March 31, 2010 and December 31, 2009, respectively	$915	$570
Additional paid-in capital	8,243,127	5,243,864
Accumulated net investment loss	(1,834,470)	(1,524,938)
Net unrealized appreciation on investment	550,000	-

Net Assets	$6,959,572	$3,719,496

Common Shares Outstanding	914,515	569,900

Net Asset Value Per Outstanding Common Share	$7.61	$6.53

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Operations
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2010	2009

Investment Income
Interest and dividend income:
Certificate of deposit and money market investments	$5,725	$1,231
Other income	10,000	-

Total Investment Income	15,725	1,231

Operating Expenses
Base management fees	26,548	24,051
Administrative fees	74,470	66,842
Legal and professional fees	137,204	77,564
Directors' fees	26,250	25,250
General and administrative expenses	60,785	21,821

Total Operating Expenses	325,257	215,528

Net Investment Loss	(309,532)	(214,297)

Net Change in Unrealized Appreciation on Investment
Non-control/non-affiliate investment	550,000	-

Net Change in Unrealized Appreciation On Investment	550,000	-

Net Increase (Decrease) in Net Assets Resulting From Operations	$240,468	$(214,297)

Net Increase (Decrease) in Net Assets Resulting from Operations
Per Common Share	$0.33	$(0.38)

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	734,331	569,900

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Changes in Net Assets
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2010	2009

Changes in Net Assets from Operations
Net investment loss	$(309,532)	$(214,297)
Net change in unrealized appreciation on investment	550,000	-

Net Increase (Decrease) in Net Assets Resulting from Operations	240,468	(214,297)

Changes in Net Assets from Capital Stock Transactions
Issuance of common stock in continuous public offering:
344,615 shares at an average price of $9.99 per share (1)	3,441,936	-
Offering costs from issuance of common stock	(340,400)	-
Amortization of deferred offering costs	(101,928)	-

Net Increase in Net Assets Resulting From Capital Stock Transactions	2,999,608	-

Net Increase (Decrease) in Net Assets	3,240,076	(214,297)

Net assets at beginning of period	3,719,496	4,715,474

Net Assets at End of Period	$6,959,572	$4,501,177

(1) All shares were sold at a price of either $9.30 or $10.00, depending on whether sales commissions were waived by the dealer manager

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Cash Flows
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2010	2009

Cash Flows From Operating Activities
Net increase (decrease) in net assets resulting from operations	$240,468	$(214,297)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation on investment	(550,000)	-
Changes in operating assets and liabilities:
(Increase) decrease in prepaid expenses and other assets	(34,245)	5,128
Increase (decrease) in base management fees payable	(2,920)	15,058
Increase in administrative fees payable	7,334	38,801
Increase (decrease) in reimbursable expenses payable	(8,725)	(8,481)
Increase (decrease) in accounts payable	(1,950)	44,309
Increase in accrued expenses and other liabilities	16,000	39,687

Net cash used in operating activities	(334,038)	(79,795)

Cash Flows From Investing Activities
Investment in portfolio company	(1,000,000)	-
Purchases of short-term investments	(9,600,000)	(1,027)
Proceeds from sales and maturities of short-term investments	9,000,000	-

Net cash used in investing activities	(1,600,000)	(1,027)

Cash Flows From Financing Activities
Gross proceeds from issuance of common stock	3,441,936	-
Offering costs from issuance of common stock	(340,400)	-
Additions to deferred stock offering costs	(34,200)	(201,865)

Net cash provided by (used in) financing activities	3,067,336	(201,865)

Net increase (decrease) in cash and cash equivalents	1,133,298	(282,687)

Cash and cash equivalents, beginning of period	367,918	367,588

Cash and cash equivalents, end of period	$1,501,216	$84,901

Supplemental Disclosure of Non-Cash Financing Activities
Amortization of deferred offering costs	$101,928	$-

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedules of Investments
 (Unaudited)

March 31, 2010

					% of
Portfolio Company / Type of Investment (1)	Industry	Shares	Cost	Fair Value	Net Assets

Non-Control/Non-Affiliate Investments (1)
NeoPhotonics Corporation	Semiconductors and
Series X Convertible Preferred Stock (2)	Related Devices	10,000	$1,000,000	$1,550,000	22.27%

Total Non-Control/Non-Affiliate
Investments			$1,000,000	$1,550,000	22.27%

Short-Term Investments
Certificates of Deposit (3)
Maturing on April 1, 2010
Annual Percentage Yield of 0.55%			$3,600,000	$3,600,000	51.73%

Total Short-Term Investments			$3,600,000	$3,600,000	51.73%

(1)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained. Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned. Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(2)
The shares of Series X Convertible Preferred Stock are "restricted" securities under the Securities Act of 1933, as amended ("1933 Act"), and thus may not be sold unless registered under the 1933 Act or unless an exemption from registration is available. These shares are also subject to a contractual lock-up for a period of 6 months following completion of an initial public offering by NeoPhotonics Corporation.

(3)	Fair value reflects amortized cost as of March 31, 2010.

December 31, 2009

			% of
Portfolio Company / Type of Investment	Cost	Fair Value	Net Assets

Short-Term Investments
Certificates of Deposit (1)
Maturing on January 7, 2010
Annual Percentage Yield of 0.55%	$3,000,000	$3,000,000	80.66%

Total Short-Term Investments	$3,000,000	$3,000,000	80.66%

(1) Fair value reflects amortized cost as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2010	2009

Per Common Share Data
Net asset value, beginning of period (1)	$6.53	$8.27

Net investment loss (1)	(0.42)	(0.37)
Net change in unrealized appreciation from investments (1)	0.75	-

Net increase (decrease) in net assets resulting from operations	0.33	(0.37)

Capital stock transactions:
Issuance of common stock in continuous public offering (2)	1.35	-
Offering costs from issuance of common stock (1)	(0.46)	-
Amortization of deferred offering costs (1)	(0.14)	-

Net increase in net assets from capital stock transactions	0.75	-

Net asset value, end of period (1)	$7.61	$7.90

Common shares outstanding, beginning of period	569,900	569,900
Common shares outstanding, end of period	914,515	569,900
Weighted average common shares outstanding during period	734,331	569,900

Supplemental Data and Ratios
Net assets, beginning of period	$3,719,496	$4,715,474
Net assets, end of period	$6,959,572	$4,501,177
Average net assets during period	$5,339,534	$4,608,326
Annualized ratio of operating expenses to average net assets	24.37%	18.71%
Annualized ratio of net investment loss to average net assets	23.19%	18.60%

(1) Based on actual shares outstanding at the beginning and end of the corresponding period or weighted average shares outstanding for the period, as appropriate.
(2) Represents the average increase in net asset value attributable to each share issued during the quarter ended March 31, 2010.

The accompanying notes are an integral part of these financial statements.

 Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

1.	Organization

Keating Capital, Inc. (“Keating Capital” or the “Company”) was incorporated on May 9, 2008 under the laws of the State of Maryland and is an externally managed, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of November 20, 2008. As a business development company, the Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code beginning with its 2010 taxable year (see Federal and State Income Taxes subheading under Note 2).  Prior to electing to be treated as RIC, the Company will be taxable as a regular corporation under Subchapter C of the Internal Revenue Code.

The Company seeks to invest principally in equity securities, including convertible preferred securities, and other debt securities convertible into equity securities, of primarily non-public U.S.-based companies.  Under the Company’s investment process, it typically will make only a single investment, principally consisting of convertible debt, convertible preferred stock or other equity, after it is satisfied that a potential portfolio company is committed to and capable of becoming public and obtaining an exchange listing within the Company’s desired timeframes and has substantially completed certain audit and governance requirements to the Company’s satisfaction prior to the closing of the Company’s investment.

Keating Investments, LLC (“Keating Investments” or the “Investment Adviser”) serves as the Company’s external investment adviser and also provides the Company with administrative services necessary for it to operate.  In this capacity, Keating Investments is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Company’s investment portfolio, subject to the supervision of the Company’s Board of Directors.  Keating Investments is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

2.	Significant Accounting Policies

Basis of Presentation
The interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending December 31, 2010. The interim unaudited financial statements and notes thereto should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Consolidation
Under the 1940 Act rules and the regulations pursuant to Article 6 of Regulation S-X, the Company is precluded from consolidating any entity other than another investment company or an operating company that provides substantially all of its services and benefits to the Company. The Company’s financial statements include only the accounts of Keating Capital as the Company has no subsidiaries.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the portfolio companies the Company chooses to invest in and any other parameters used in determining these estimates could cause actual results to differ.  The Company considers its significant estimates to include the fair value of investments in certificates of deposit and portfolio company securities.

Valuation of Investments
Investments are stated at value as defined under the 1940 Act and in accordance with the applicable regulations of the Securities and Exchange Commission (“SEC”) and in accordance with GAAP.  Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets (see Note 3).

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

At March 31, 2010, the Company’s financial statements included an investment in the convertible preferred stock of NeoPhotonics Corporation (“NeoPhotonics”) valued at $1,550,000, cost at $1,000,000.  The fair value of the Company’s investment in NeoPhotonics was determined in good faith by the Company’s Board of Directors.  Upon sale of the Company’s investment in NeoPhotonics, the value that is ultimately realized could be different from what is currently reflected in the Company’s financial statements, and this difference could be material.

Portfolio Investment Classification
The Company classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Cash and Cash Equivalents
Cash and cash equivalents include all highly-liquid instruments with an original maturity of 90 days or less at the date of purchase.  Investments in certificates of deposit, which may have original maturities of 90 days or less, are separately classified as short-term investments.

Deferred Offering Costs
Deferred offering costs are comprised of expenses directly related to the continuous public offering of the Company’s common stock that were previously deferred and which are currently being charged against the gross proceeds of the offering, as a reduction to additional paid-in capital, on a straight-line basis beginning with the first common stock issuance and closing on January 11, 2010 and continuing through the expiration of the offering period on March 31, 2011.  Offering expenses incurred subsequent to January 11, 2010 associated with maintaining the effective status of the continuous public offering (i.e., legal, accounting, printing and blue sky) are expensed as incurred while other discretionary offering expenses are capitalized and subsequently charged against the gross proceeds of the offering on a straight-line basis over the remaining term of the offering (see Note 5).

Concentration of Credit Risk
The Company may place its cash and cash equivalents with various financial institutions and, at times, cash held in depository accounts at such institutions may exceed the Federal Deposit Insurance Corporation insured limit.

Securities Transactions
Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date).  Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Interest and Dividend Income
Interest income from debt investments in portfolio companies is recorded on an accrual basis to the extent such amounts are expected to be collected, and accrued interest income is evaluated periodically for collectability.  Debt investments are placed on non-accrual status when principal or interest payments are past due 60 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status.  Non-accrual debt investments are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Interest income from debt investments may contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, will be added to the principal balance of the debt and recorded as interest income. The actual collection of this interest may be deferred until the time of debt principal repayment.

The Company’s preferred equity investments may pay fixed or adjustable rate dividends and will generally have a “preference” over common equity in the payment of dividends and the liquidation of a portfolio company's assets. In order to be payable, distributions on such preferred equity must be declared by the portfolio company's Board of Directors.  Dividend income from preferred equity investments in portfolio companies is recorded when dividends are declared or at the point an obligation exists for a portfolio company to make a distribution.

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

No interest or dividend income from portfolio company investments was recorded for the three months ended March 31, 2010 and 2009.

Other Income
Other income is comprised of fees, if any, for due diligence, structuring, transaction services, consulting services and management services rendered to portfolio companies and other third parties.  For services that are separately identifiable from the Company’s investment, income is recognized as earned, which is generally when the investment or other applicable transaction closes, or when the services are rendered if payment is not subject to the closing of an investment transaction.

During the three months ended March 31, 2010, the Company recorded $10,000 in other income representing a non-refundable due diligence fee received from a prospective portfolio company in December of 2009, which was initially recorded as deferred income and was subsequently recognized as income when the proposed investment transaction failed to close in February 2010.

Unearned Income
Origination, closing and/or commitment fees specifically associated with debt investments in portfolio companies are initially deferred and subsequently accreted into interest income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, the Company records any prepayment penalties and unamortized loan origination, closing and commitment fees as part of interest income.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition.  Realized gains and losses on investment transactions are determined by specific identification.  Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Federal and State Income Taxes
Beginning with its 2010 taxable year, the Company intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Internal Revenue Code (the “Code”).  If the Company does not meet the criteria to qualify as a RIC for its 2010 taxable year, it will continue to be taxed as a regular corporation under Subchapter C of the Internal Revenue Code (a “C corporation”).  As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net long-term capital gains in excess of realized net short-term capital losses that the Company distributes to its stockholders from its taxable earnings and profits. To obtain and maintain RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its investment company taxable income. In order to avoid certain excise taxes imposed on RICs, the Company currently intends to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years.

To date, the Company has been taxed as a C corporation.  A corporation that converts to taxation as a RIC may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis.  In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC.  Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time.  As the Company did not have any built-in gains as of the end of its taxable year ending on December 31, 2009, it does not anticipate having to pay any corporate level tax as a result of its intention to elect to be treated as a RIC beginning with its 2010 taxable year.

The Company evaluates its tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as an expense in the applicable year. As of March 31, 2010 and December 31, 2009, the Company had not recorded a liability for any unrecognized tax benefits.

Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

Dividends and Distributions
Dividends and distributions to common stockholders are recorded when declared. Net realized capital gains, if any, are distributed at least annually.  No dividends or distributions have been declared or paid since inception.

Per Share Information
Net changes in net assets resulting from operations per common share, or basic earnings per share, are calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per share are not presented as there are no potentially dilutive securities outstanding.

Recently Issued Accounting Pronouncements
From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements.  ASU 2010-06 requires reporting entities to make new disclosures about recurring and nonrecurring fair value measurements, including significant transfers into and out of Level 1 and Level 2 fair value measurements and information on purchases, sales, issuances and settlements, on a gross basis, in the reconciliation of Level 3 fair value measurements.  ASU 2010-06 also requires disclosure of fair value measurements by “class” instead of by “major category” as well as any changes in valuation techniques used during the reporting period.  For disclosures of Level 1 and Level 2 activity, fair value measurements by “class” and changes in valuation techniques, ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009.  The adoption of this portion of ASU 2010-06 on January 1, 2010, did not have a material impact on the Company's financial condition or results of operations.  For the reconciliation of Level 3 fair value measurements, this portion of ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2010.  The adoption of this portion of ASU 2010-06 is not expected to have a material impact on the Company's financial condition or results of operations.

3.	Valuation of Investments

The 1940 Act requires periodic valuation of each investment in the Company’s portfolio to determine the Company’s net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

The following is a description of the steps the Company takes each quarter to determine the value of the Company’s portfolio investments. Investments for which market quotations are readily available are recorded in the Company’s financial statements at such market quotations. With respect to investments for which market quotations are not readily available, the Company’s Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•
The Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment;

•	A nationally recognized third-party valuation firm engaged by the Company’s Board of Directors reviews these preliminary valuations;

•
The Company’s Valuation Committee reviews the preliminary valuations, and the Company’s investment adviser and the nationally recognized third-party valuation firm respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•
The Company’s Board of Directors discuss valuations and determine, in good faith, the fair value of each investment in the Company’s portfolio for which market quotations are not readily available based on the input of the Company’s investment adviser, the nationally recognized third-party valuation firm, and the Company’s Valuation Committee.

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

Investment Categories and Approaches to Determining Fair Value
Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

•	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

•	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company applies the framework for determining fair value as described above to the valuation of investments in each of the following categories.

Short-Term Investments
Short-term investments that mature in 90 days or less, including certificates of deposit, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase.

Debt Investments
The Company determines the fair value of debt investments by reference to the principal or most advantageous market in which these debt investments could be sold. Market participants generally have a strategic premise for these investments, and anticipate the sale of the company, recapitalization or initial public offering as the realization/liquidity event. The fair value, or exit price, for a debt instrument would be the hypothetical price that a market participant would pay for the instrument, using a set of assumptions that are aligned with the criteria that the Company would use in originating a debt investment in such a market, including credit quality, interest rate, maturity date, conversion ratio and overall yield, and considering the prevailing returns available in such a market.

In general, the Company considers enterprise value an important element in the determination of fair value, because it represents a metric that may support the recorded value, or which, conversely, would indicate if a credit-related markdown is appropriate. The Company also considers the specific covenants and provisions of each investment that may enable the Company to preserve or improve the value of the investment. In addition, the trends of the portfolio company’s basic financial metrics from the time of the original investment until the measurement date are analyzed; material deterioration of these metrics may indicate that a discount should be applied to the debt investment, or a premium may be warranted in the event that metrics improve substantially and the return is higher than anticipated for such a profile under current market conditions.

Equity Investments
Equity investments for which market quotations are readily available will generally be valued at the most recently available closing market prices.

The fair value of the Company’s equity investments for which market quotations are not readily available is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when the Company has a minority position, when there are restrictions on resale, when there are specific concerns about the receptiveness of the capital markets to a specific company at a certain time, or other factors.

 Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, the Company analyzes the portfolio company’s historical and projected financial results, as well as the nature and value of collateral, if any. The Company also uses industry valuation benchmarks and public market comparables.  The Company also considers other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and includes these events in the enterprise valuation process.

On January 25, 2010, the Company purchased 10,000 shares of Series X convertible preferred stock in NeoPhotonics in a private transaction for total consideration of $1,000,000.  NeoPhotonics is headquartered in San Jose, California and develops and manufactures photonic integrated circuit based components, modules and subsystems for use in telecommunications networks.

Since NeoPhotonics is a private company for which market quotations for its shares are not readily available as of March 31, 2010, the fair value of the Company’s investment in NeoPhotonics was determined in accordance with the Company’s valuation policy for such types of equity investments, and such investment has been categorized as Level 3 in the fair value hierarchy.

The following table categorizes the Company’s short-term investments and portfolio investments measured at fair value on a recurring basis based upon the lowest level of significant input used in the valuation as of March 31, 2010 and December 31, 2009:

	Quoted Prices In	Significant Other	Significant
	Active Markets	Observable Inputs	Unobservable Inputs	Total
Description	(Level 1)	(Level 2)	(Level 3)	Fair Value

As of March 31, 2010
Portfolio Company Securities:
NeoPhotonics Corporation
Series X Preferred Stock	$-	$-	$1,550,000	$1,550,000

Short-Term Investments:
Certificates of Deposit (1)
(Maturing on April 1, 2010)	-	3,600,000	-	3,600,000

Total Investments at Fair Value	$-	$3,600,000	$1,550,000	$5,150,000

As of December 31, 2009
Short-Term Investments:
Certificates of Deposit (1)
(Maturing on January 7, 2010)	$-	$3,000,000	$-	$3,000,000

Total Investments at Fair Value	$-	$3,000,000	$-	$3,000,000

(1) Fair value reflects amortized cost as of March 31, 2010 and December 31, 2009.

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the three months ended March 31, 2010:

Level 3
Portfolio Company
Investments
(Preferred Stock)

Fair Value at January 1, 2010	$-

New investment in Level 3 portfolio company securities	1,000,000

Total unrealized appreciation included in change in net assets	550,000

Fair Value at March 31, 2010	$1,550,000

4.	Related Party Agreements and Transactions

Investment Advisory and Administrative Services Agreement
Subject to the overall supervision of its Board of Directors, Keating Investments, the Company’s external Investment Adviser, manages the Company’s day-to-day operations and provides the Company with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments:

•	Determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes;

•	Determines which securities the Company will purchase, retain or sell;

•	Identifies, evaluates and negotiates the structure of investments the Company makes, including performing due diligence on prospective portfolio companies; and

•	Closes, monitors and services the investments the Company makes.

Keating Investments’ services under the Investment Advisory and Administrative Services Agreement are not exclusive and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

The Company pays Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components - a base management fee and an incentive fee.

Base Management Fee
The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of the Company’s gross assets, where gross assets include any borrowings for investment purposes.  The Base Fee is payable quarterly in arrears, and is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter.

Total Base Fees incurred for the three months ended March 31, 2010 and 2009 were $26,548 and $24,051, respectively.  At March 31, 2010 and December 31, 2009, total Base Fees payable to Keating Investments were $26,548 and $41,387, respectively, including $0 and $11,919, respectively, recorded in Accounts Payable in the accompanying Statement of Assets and Liabilities.

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

Incentive Fee
The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in the Company’s portfolio.  Additionally, although the Company anticipates that a portion of its investments at any given time will include an interest or dividend component, Keating Investments is not entitled to an incentive fee on investment income generated from such interest or dividend payments.

No incentive fees were earned by or paid to Keating Investments for the three months ended March 31, 2010 and 2009 as the Company generated no realized capital gains during these periods.

Administrative Services
Pursuant to the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes the Company with office facilities, equipment, and clerical, bookkeeping and record-keeping services. Under the Investment Advisory and Administrative Services Agreement, Keating Investments also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which the Company is required to maintain, and preparing reports to the Company’s stockholders and reports filed with the Securities and Exchange Commission.

In addition, Keating Investments assists the Company in monitoring its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing its net asset value, overseeing the preparation and filing of its tax returns, printing and dissemination of reports to its stockholders, providing support for its risk management efforts and generally overseeing the payment of its expenses and performance of administrative and professional services rendered to the Company by others.

The Company reimburses Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of the Company’s Chief Financial Officer and Chief Compliance Officer, and their respective staff.

In accordance with the Investment Advisory and Administrative Services Agreement, the allocation of administrative expenses from Keating Investments commenced on November 13, 2008.  Total allocated administrative expenses incurred for the three months ended March 31, 2010 and 2009 were $74,470 and $66,842, respectively.  At March 31, 2010 and December 31, 2009, total allocated administrative expenses payable to Keating Investments were $74,470 and $67,136, respectively.

Reimbursable expenses payable to Keating Investments totaling $9,338 and $18,063 in the accompanying Statement of Assets and Liabilities at March 31, 2010 and December 31, 2009, respectively, represent direct expenses of Keating Capital that were paid by Keating Investments on behalf of Keating Capital and are not comprised of allocable expenses under the Investment Advisory and Administrative Services Agreement.

Duration and Termination
The Investment Advisory and Administrative Services Agreement was initially approved by the Company’s Board of Directors and its sole stockholder on July 28, 2008. An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by the Company’s Board of Directors on April 17, 2009, and by the Company’s stockholders at its Annual Meeting on May 14, 2009.

Unless earlier terminated as described below, the Investment Advisory and Administrative Services Agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of a majority of the Company’s Board of Directors, or by the vote of a majority of the Company’s outstanding voting securities, and (ii) the vote of a majority of the Company’s directors who are not interested persons. An affirmative vote of the holders of a majority of the Company’s outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory and Administrative Services Agreement.

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

The Investment Advisory and Administrative Services Agreement automatically terminates in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that the Company may terminate the agreement without penalty upon 60 days written notice to Keating Investments.  If Keating Investments wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of the Company’s outstanding voting securities.

License Agreement
On July 28, 2008, the Company entered into a license agreement (“License Agreement”) with Keating Investments pursuant to which Keating Investments granted the Company a non-exclusive license to use the name “Keating.” Under the License Agreement, the Company has a right to use the Keating name and logo, for as long as Keating Investments or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Keating” name or logo. The License Agreement will remain in effect for as long as the Investment Advisory and Administrative Services Agreement with Keating Investments is in effect.

5.            Capital Stock

The Company’s authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which has initially been designated as common stock.

From August 27, 2008 through November 12, 2008, the Company sold 569,800 shares of common stock in a private offering to various qualified purchasers at $10.00 per share, resulting in gross proceeds of $5,698,000 (the “Private Offering”).  After the payment of placement agent commissions and other offering costs of $454,566, the Company received net proceeds of $5,243,434 in connection with the Private Offering.

On June 11, 2009 the Company commenced a continuous public offering pursuant to which the Company intends to sell from time to time up to 10 million shares of its common stock, at an initial offering price of $10.00 per share, adjusted for volume discounts and commission waivers, for a period ending March 31, 2011, or such later date if the Company’s Board of Directors elects to extend the offering, but not later than June 30, 2011.  During the period from June 11, 2009 through December 31, 2009, no shares of common stock were sold and no proceeds were received from the Company’s continuous public offering.

During the three months ended March 31, 2010, the Company sold 344,615 shares of common stock at an average price of $9.99 per share, resulting in gross proceeds of $3,441,936 and net proceeds of $3,101,536 after payment of $340,400 in dealer-manager fees and commissions.

The following table summarizes the sales of the Company’s common stock under its continuous public offering during the three months ended March 31, 2010:

				Dealer Manager
	Shares	Average Price	Gross	Fees and	Net
Date	Sold (1)	Per Share (1)	Proceeds	Commissions	Proceeds

January 11, 2010 (first closing)	114,695	$10.00	$1,146,500	$114,243	$1,032,257
February 1, 2010	54,638	9.99	546,000	54,261	491,739
March 1, 2010	53,914	9.94	535,750	50,527	485,223
March 26, 2010	121,368	10.00	1,213,686	121,369	1,092,317

	344,615	$9.99	$3,441,936	$340,400	$3,101,536

(1) All shares were sold at a price of either $9.30 or $10.00, depending on whether sales commissions were waived by the dealer manager.

Keating Capital, Inc.
Notes to Financial Statements
(Unaudited)

Deferred offering costs, comprised of (i) $501,897 of expenses directly related to the continuous public offering that were deferred prior to the first closing on January 11, 2010, and (ii) $34,200 of other discretionary offering expenses incurred subsequent to January 11, 2010, are being charged against the gross proceeds of the offering, as a reduction to additional paid-in capital, on a straight-line basis beginning with the first closing on January 11, 2010 and continuing through the expiration of the offering period on March 31, 2011.  Offering expenses incurred subsequent to January 11, 2010 associated with maintaining the effective status of the continuous public offering (i.e., legal, accounting, printing and blue sky) are expensed as incurred.  During the three months ended March 31, 2010, deferred offering costs totaling $101,928 were charged as a reduction to additional paid-in capital while $3,048 in offering expenses associated with maintaining the effective status of the continuous public offering were expensed as incurred.

6.	Changes in Net Assets Per Share

The following table sets forth the computation of the basic and diluted per share net increase (decrease) in net assets resulting from operations for the three months ended March 31, 2010 and 2009:

	Three Months Ended
	March 31,	March 31,
	2010	2009

Numerator for increase (decrease) in net assets per share	$240,468	$(214,297)

Denominator for basic and diluted
weighted average shares	734,331	569,900

Basic and diluted net increase (decrease) in net assets per share
resulting from operations	$0.33	$(0.38)

7.	Subsequent Events

On April 30, 2010, the Company sold 151,554 shares of common stock at an average price of approximately $9.94 per share, resulting in gross proceeds of $1,491,050 and net proceeds of $1,363,988, after payment of $127,062 in dealer-manager fees and commissions.

    APPENDIX A - SUBSCRIPTION AGREEMENT

The undersigned hereby tenders this subscription agreement (“Subscription Agreement”) and applies for the purchase of the number of shares of common stock (the “Shares”) of Keating Capital, Inc., a Maryland corporation (sometimes referred to herein as the “Company”) set forth below.

1. INVESTMENT
Amount of Subscription $ ___________________________	☐ Initial Investment (minimum of $5,000) – OR – ☐ Additional Investment in this Offering (minimum of $1,000)
☐    Shares are being purchased net of commissions (check this box only if purchase is pursuant to a wrap fee arrangement, by a registered representative on his/her own behalf, or by an affiliate of Keating Capital, Inc.)

2. TYPE OF OWNERSHIP (select only one)
☐ Individual (one signature required)	☐ Custodial Arrangement (investor and custodian signatures required)
☐ Joint Tenants with Right of Survivorship (all parties must sign)
☐ Community Property (all parties must sign)	☐IRA ☐OTHER	☐Roth IRA	☐ SEP	☐ KEOGH
☐ Tenants in Common (all parties must sign)
☐ Uniform Gift to Minors Act State of ___________________________ (custodian signature required)	Custodian Information (to be completed by custodian)
☐ Uniform Transfer to Minors Act State of ___________________________ (custodian signature required)	Custodian Name _____________________________________________________
☐ Qualified Pension or Profit Sharing Plan (include Plan Documents)	Mailing Address _____________________________________________________
☐ Trust (include Trust Agreement title and signature pages; authorized signature required)	_____________________________________________________
☐ Corporation (include Corporate Resolution; authorized signature required)	Custodian Tax ID # _____________________________________________________
☐ Partnership (include Partnership Agreement; authorized signature required)	Investor’s Account # _____________________________________________________
☐ Other (specify and include title and signature pages of organizational document; authorized signature required) ________________________________________	Custodian Phone # _____________________________________________________

3. INVESTOR INFORMATION
All Investors
Investor Name (primary accountholder or entity name; complete name as Shares should be registered)
Social Security / Taxpayer Identification Number	Country of Citizenship / Domicile	Date of Birth / Formation
Complete Mailing Address
Complete Street Address (required if mailing address is a P.O. Box)
Daytime Phone Number	E-mail

Joint Investor / Minor (if applicable)
Joint Investor / Minor Name (complete name as Shares should be registered)
Social Security Number	Country of Citizenship	Date of Birth
Complete Mailing Address (if different from above)

3. INVESTOR INFORMATION (continued)

Trust Accounts (provide the following additional information)
Name(s) of Trustee(s}
Name(s) of Beneficial Owner(s}
Beneficial Owner(s) Street Address
Beneficial Owner(s) Social Security Number(s)	Beneficial Owner(s) Date of Birth	Beneficial Owner(s) Occupation

Corporations / Partnerships / Other Entities (provide the following additional information)
Name(s) and Title(s) of Officer(s), General Partner(s) or other Authorized Person(s}

4. INSTRUCTIONS FOR SHARE DELIVERY (select one)
☐ Hold my Shares in book-entry form at the transfer agent
☐ Deliver my Shares via physical certificate to the attention of my Broker provided in Section 9 for deposit to my account
☐ Deliver my Shares via physical certificate to my Custodian provided in Section 2
☐ Deliver my Shares via physical certificate to my address provided in Section 3

5. ACKNOWLEDGEMENT OF DIVIDEND REINVESTMENT PLAN

By signing this Subscription Agreement in Section 8 below, I acknowledge that I will be automatically enrolled in Keating Capital Inc.’s Dividend Reinvestment Plan, unless indicated otherwise below.  This plan provides for reinvestment of my dividends and other distributions.

I agree to notify the Company and the broker-dealer named in this Subscription Agreement in writing if at any time I am unable to make any of the representations and warranties set forth in the prospectus, as supplemented, and this Subscription Agreement, including but not limited to the representations and warranties contained in Section 8 below.  This requirement will expire once my Shares are “covered securities” by virtue of them being listed on the Nasdaq Capital Market or a similar national securities exchange or otherwise.

☐	I wish to receive cash in lieu of reinvesting my dividends and distributions. I choose to have distributions mailed to me at the address listed in Section 3.
☐	I wish to receive cash in lieu of reinvesting my dividends and distributions. I choose to have distributions deposited in a checking, savings or brokerage account.
(Please fill out and submit the Distribution Instructions Form.)

6. CONSENT TO ELECTRONIC DELIVERY OF DOCUMENTS
☐

By checking this box, I authorize Keating Capital, Inc., in lieu of sending me documents by mail, to make available on its website at www.keatingcapital.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available.
(if you elect this option you must provide an e-mail address in Section 3 above.)

7. TAX CERTIFICATIONS

U.S. Investors:  Substitute IRS Form W-9 Certification

I (we) declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by the Company in connection with my investment in the Company. Under penalties of perjury, each investor signing below certifies that (a) the number shown in the Investor Social Security Number / Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number; (b) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding; and (c) I am a U.S. person (including a non-resident alien).  Note: You must cross out item (b) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Non-U.S. Investors:  Complete and Return IRS Form W-8BEN (or, W-8ECI, W-8EXP or W-8IMY)

Most non-U.S. investors will need to complete Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for U.S. Tax Withholding.  However, certain non-U.S. taxpayers (including those that are engaged in a U.S. trade or business, are foreign governments or are foreign intermediaries) will instead need to complete Form W-8ECI, Form W-8EXP or Form W-8IMY.  These forms, and their instructions, may be obtained from your financial adviser or from the IRS website at http://www.irs.gov.  The applicable completed form must be returned along with this Subscription Agreement.

8. INVESTOR REPRESENTATIONS AND SIGNATURES
Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf.

In order to induce the fund to accept this subscription, I (we) hereby represent and warrant that:	Investor	Joint Investor

All investors read and initial the following statements:

(a)    I (we) have received, at least five (5) business days prior to the signature date below, the prospectus of the Company dated ________, 2010 relating to the Shares, including all supplements and amendments thereto, wherein the terms and conditions of the offering are described and agree to be bound by the terms and conditions therein.
	Initials _____	Initials _____

(b) I am (we are) purchasing the Shares for my (our) own account.	Initials _____	Initials _____

(c) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	Initials _____	Initials _____

(d)    I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income; or (iii) if an entity, that either the entity or all of the equity owners or beneficial owners of the entity meet the suitability requirements of parts (i) or (ii) of this Section 8(d); or (iv) if my (our) state of primary residence is listed below, that I (we) meet the higher suitability requirements imposed by my (our) state.
	Initials _____	Initials _____

Investors residing in the following states only, read and initial the statement applicable to your state:

(e) If I am (we are) a resident of Alabama, I (we) certify that this investment, together with other similar investments, does not exceed 10% of my (our) liquid net worth.	Initials _____	Initials _____

(f)    If I am (we are) a resident of California, I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $75,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $100,000 annual gross income. I (we) also certify that this investment does not exceed 10% of my (our) liquid net worth.
	Initials _____	Initials _____

(g)    If I am (we are) a resident of Iowa, I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $500,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $250,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $100,000 annual gross income. I (we) also certify that this investment does not exceed 10% of my (our) liquid net worth.
	Initials _____	Initials _____

(h)    If I am (we are) a resident of Kansas, I (we) certify that I am (we are) aware that the Office of the Kansas Securities Commissioner recommends that this investment, together with other similar investments, does not exceed 10% of my (our) liquid net worth.
	Initials _____	Initials _____

8. INVESTOR REPRESENTATIONS AND SIGNATURES
Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf.

In order to induce the fund to accept this subscription, I (we) hereby represent and warrant that:	Investor	Joint Investor

(i)    If I am (we are) a resident of Kentucky, I (we) certify that I (we) (i) have a net worth, individually or jointly with my spouse, of $1,000,000 or more; or (ii) have individual income of at least $200,000, or joint income together with my spouse of at least $300,000, in each of the two most recent years and have a reasonable expectation of reaching the same income level this year; or (iii) if a trust, have total assets in excess of $5,000,000, was not formed for the purposes of acquiring the Shares, and this investment is directed by a sophisticated person; or (iv) if a corporation or partnership, have total assets in excess of $5,000,000 and was not formed for the purpose of acquiring the Shares; or (v) otherwise meet the definition of an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended.
	Initials _____	Initials _____

(j)    If I am (we are) a resident of Massachusetts, I (we) certify that I am (we are) aware that the Office of the Massachusetts Securities Division recommends that this investment, together with other similar investments, does not exceed 10% of my (our) liquid net worth.
	Initials _____	Initials _____

(k)    If I am (we are) a resident of New Jersey, I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $500,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $250,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $100,000 annual gross income. I (we) also certify that this investment does not exceed 10% of my (our) liquid net worth.
	Initials _____	Initials _____

(l)    If I am (we are) a resident of North Carolina, I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $300,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $100,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $100,000 annual gross income.
	Initials _____	Initials _____

(m) If I am (we are) a resident of Ohio, I (we) certify that this investment does not exceed 10% of my (our) liquid net worth.	Initials _____	Initials _____

(n) If I am (we are) a resident of Oklahoma, I (we) certify that this investment does not exceed 10% of my (our) net worth (exclusive of home, home furnishings and automobiles).	Initials _____	Initials _____

(o)    If I am (we are) a resident of Oregon, I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $300,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $100,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $100,000 annual gross income. I (we) also certify that this investment does not exceed 10% of my (our) liquid net worth.
	Initials _____	Initials _____

(p) If I am (we are) a resident of Tennessee, I (we) certify that this investment does not exceed 10% of my (our) liquid net worth.	Initials_____	Initials _____

By signing below, you hereby agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 30 days from the date your subscription is received, and that the sale of Shares pursuant to this Subscription Agreement will not be effective until at least five business days after the date you have received a final prospectus. Residents of the States of Maine, Massachusetts, Minnesota, Missouri, Nebraska and Ohio who first received the prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription. By signing this subscription agreement, you are not waiving any rights under the federal or state securities laws,

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to accept your subscription. Required information includes name, date of birth, permanent residential address and Social Security / Taxpayer Identification Number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to accept your subscription. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial adviser. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include not accepting your subscription.  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Investor Signatures
Printed Name of Investor or Authorized Person	Printed Name of Joint Investor or Authorized Person
Signature of Investor or Authorized Person	Signature of Joint Investor or Authorized Person
Date	Date

9. BROKER-DEALER SIGNATURE

The undersigned confirm on behalf of the Broker-Dealer that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his/her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing Keating Capital, Inc. and the tax consequences of purchasing and owning Shares. The undersigned Registered Representative further represents and certifies that, in connection with this subscription for Shares, he/she has complied with and has followed all applicable policies and procedures under his/her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Broker-Dealer	Registered Representative Name
Broker-Dealer Mailing Address
Rep Number / Branch Number	Telephone Number	E-mail Address
Registered Representative Signature		Date
Principal Signature on behalf of Broker-Dealer (if required by Broker-Dealer)		Date

10. INVESTMENT INSTRUCTIONS
☐ Payment By Check – Deliver checks together with this Subscription Agreement, made payable to “UMB Bank, NA, as escrow agent for Keating Capital, Inc.”
☐  Payment By Wire Transfer – Initiate wire transfers at the time of delivery of this Subscription Agreement, made payable to UMB Bank, NA, Kansas City, MO, ABA Routing # 101000695, SWIFT: UMKCUS44,
FAO: Keating Capital, Inc., Account # 9871879712, Ref: [Investor Name]

Forward completed and executed Subscription Agreements to your Broker-Dealer.  Broker-Dealers: countersign above and deliver to address below.  Broker-Dealers may contact Andrews Securities, LLC with questions, at (720) 489-4900 or keatingcapitalinfo@andrewssecurities.com.

Via Regular Mail: Keating Capital, Inc. c/o DST Systems, Inc. P.O. Box 219125 Kansas City, MO 64121-9125	Via Express/Overnight Delivery: Keating Capital, Inc. c/o DST Systems, Inc. 430 West 7th Street Kansas City, MO 64105

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 10,000,000 Shares

Common Stock

PROSPECTUS

May 26, 2010